UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	August 31, 2015

Fundamental Equity Growth Funds
Capital Growth
Concentrated Growth
Dynamic U.S. Equity*
Flexible Cap Growth
Focused Growth
Growth Opportunities
Small/Mid Cap Growth
Strategic Growth
Technology Opportunities**

*Effective after the close of business on April 30, 2015, the Goldman Sachs U.S. Equity Fund was renamed the Goldman Sachs Dynamic U.S. Equity Fund.

**Effective after the close of business on July 31, 2015, the Goldman Sachs Technology Tollkeeper Fund was renamed the Goldman Sachs Technology Opportunities Fund.

Goldman Sachs Fundamental Equity Growth Funds

■	CAPITAL GROWTH

■	CONCENTRATED GROWTH

■	DYNAMIC U.S. EQUITY

■	FLEXIBLE CAP GROWTH

■	FOCUSED GROWTH

■	GROWTH OPPORTUNITIES

■	SMALL/MID CAP GROWTH

■	STRATEGIC GROWTH

■	TECHNOLOGY OPPORTUNITIES

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	3

Market Review	4

Portfolio Management Discussions and Performance Summaries	6

Schedules of Investments	69

Financial Statements	88

Financial Highlights	98

Notes to Financial Statements	116

Report of Independent Registered Public Accounting Firm	136

Other Information	137

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs Capital Growth Fund invests primarily in U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs Concentrated Growth Fund invests primarily in U.S. equity investments and invests, under normal circumstances, in approximately 30-40 companies. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs Dynamic U.S. Equity Fund invests primarily in U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Different investment styles (e.g., “growth,” “value” or “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.

The Goldman Sachs Flexible Cap Growth Fund invests primarily in U.S. equity investments in small-, mid- and large-capitalization issuers. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs Focused Growth Fund invests primarily in U.S. equity investments and invests, under normal circumstances, in approximately 20-25 companies. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs Growth Opportunities Fund invests primarily in U.S. equity investments with a primary focus on mid-capitalization companies. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs Small/Mid Cap Growth Fund invests primarily in equity investments with a primary focus on mid- and small-capitalization companies. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs Strategic Growth Fund invests primarily in U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs Technology Opportunities Fund invests primarily in equity securities of high quality technology, media or service companies that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage. Because the Fund concentrates its investments in certain specific industries, the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting those industries than if its investments were more diversified across different industries. Stock prices of internet and internet-related companies in particular may be especially volatile. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

What Differentiates the Goldman Sachs Growth Team’s Investment Process?

For over 30 years, the Goldman Sachs Growth Team has consistently applied a three-step investment process based on our belief that wealth is created through the long-term ownership of growing businesses.

■	Make decisions as long-term business owners rather than as stock traders

■	Perform in-depth, fundamental research

■	Focus on long-term structural and competitive advantages

Result

Performance driven by the compounding growth of businesses over time — not short-term market movements

Long-term participation in growing businesses — less reliance on macroeconomic predictions, market timing, sector rotation or momentum

Identify high quality growth businesses. Some required investment criteria include:

■	Established brand names
■	Dominant market shares
■	Pricing power
■	Recurring revenue streams
■	Free cash flow
■	Long product life cycles
■	Favorable long-term growth prospects
■	Excellent management

Result

Investments in businesses that we believe are strategically positioned for consistent, sustainable long-term growth

■	Perform rigorous valuation analysis of every potential investment

■	Use valuation tools and analytics to ensure that the high-quality business franchises we have identified also represent sound investments

Result

Good investment decisions based on solid understanding of what each business is worth

Attractive buying opportunities as the stock prices of quality growth businesses fluctuate over time

MARKET REVIEW

Goldman Sachs Fundamental Equity Growth Funds

Market Review

Overall, U.S. equities struggled for the 12 months ended August 31, 2015 (the “Reporting Period”) amidst heightened volatility. The Standard & Poor’s 500® Index (the “S&P 500 Index”) ended the Reporting Period with a gain of 0.48%. The Russell 3000® Index generated a return of 0.36%.

The S&P 500 Index began the Reporting Period with relatively strong performance into the end of 2014, a year marked by more economic improvement in the U.S. than in most developed markets as well as by strong merger and acquisition (“M&A”) activity. M&A activity remained robust through 2015, particularly in the information technology and health care sectors. Indeed, strong earnings results and M&A activity led the health care sector to notably outperform during the Reporting Period.

U.S. economic data gradually improved through the Reporting Period overall. First quarter 2015 Gross Domestic Product (“GDP”) growth came in weaker than consensus expectations, but many of the contributing factors were deemed temporary, such as severe winter weather and a port strike on the west coast. The U.S. economy expanded at a 3.7% rate in the second quarter of 2015, sharply higher than the initial estimate of 2.3% growth. Importantly, unemployment steadily fell to a low of 5.3%, and the housing market improved. Consumer spending was slightly softer than expected early in the Reporting Period, but gained momentum with good retail sales growth through the spring of 2015, seemingly reflecting a broadening out of spending. The consumer discretionary sector was the second best performer within the S&P 500 Index during the Reporting Period, significantly outperforming the broad market average.

Global equity market volatility, however, heated up during the summer of 2015, impacting U.S. equity market performance. Greece teetered on the brink of financial collapse, while the domestic Chinese equity market began a dramatic correction. Further weakening of Chinese economic data and the devaluation of its yuan weighed on stock markets globally. Slower economic growth in China also led to widespread investor concerns regarding demand for many commodities, including oil. The West Texas Intermediate crude oil benchmark price fell from a high of $107 per barrel in June 2014 to a low of $43 per barrel in March 2015 before rebounding to almost $60 per barrel and then falling back again to less than $40 per barrel during the summer of 2015. As a result, the energy sector of the S&P 500 Index declined precipitously during the Reporting Period. Other commodity prices also weakened, which pressured materials stocks, too, the second worst performing sector in the S&P 500 Index during the Reporting Period.

Throughout the Reporting Period, U.S. equity markets also focused on the timing of the first potential interest rate increase by the Federal Reserve (the “Fed”) since 2006. While early expectations had been for a June 2015 rate hike, the significant market volatility and uncertainty in the global markets pushed expectations toward September or December 2015. Still, the U.S. dollar strengthened against many currencies in advance of any rate hike.

For the Reporting Period overall, large-cap companies performed best, but only modestly ahead of both mid-cap and small-cap companies. Growth stocks substantially outpaced value stocks across the capitalization spectrum of the U.S. equity market. In fact, growth stocks as a whole posted solid positive returns, while value stocks overall generated negative returns. (All as measured by Russell Investments indices.)

Looking Ahead

At the end of the Reporting Period, we maintained a positive view ahead on the U.S. economy. Unemployment was at the lowest level since the 2008-09 financial crisis, and the housing

MARKET REVIEW

market continued to recover. Gas prices, we believed, were likely to remain low given our expectation that oil prices were unlikely to move much higher for some time.

Looking forward, we believe these factors should support improving consumption. Furthermore, the U.S. savings rate was, at the end of the Reporting Period, at recent high levels, which may, in our view, lead to increased consumer spending. At the same time, however, the decline in energy prices may lead to some downward revisions to earnings expectations for energy companies in the near term. While we believe the U.S. economic recovery is well underway, we note that the U.S. equity market was trading close to the high end of its historical multiple range toward the end of the Reporting Period, implying, in our view, less upside than in recent years and potentially compared to other stock markets.

As always, we maintain our focus on seeking companies that we believe will generate long-term growth in today’s ever-changing market conditions.

Changes to the Funds’ Portfolio Management Team during the Reporting Period

On February 11, 2015, Craig Glassner, a managing director and portfolio manager on the Growth Equity Investment Team, left the firm to pursue another opportunity. Craig shared portfolio management responsibility for the Mid Cap Growth strategy with Steve Barry and Ashley Woodruff. In addition, he also shared portfolio management responsibility for the Small/Mid Cap Growth strategy with Steve Barry and Dan Zimmerman. Steve Barry, as the architect of the Mid Cap Growth and Small/Mid Cap Growth strategies, has consistently managed these strategies since their respective inception dates in 1999 and 2005. Ashley Woodruff will continue to manage our Mid Cap Growth strategy with Steve Barry. Ashley is a consumer sector portfolio manager and holds primary research responsibility for the consumer sector. Ashley joined the Growth Equity Investment Team in 2013 as a managing director and has 13 years of investment experience. Dan Zimmerman, along with Steve Barry, will continue to manage our Small/Mid Cap Growth strategy. Dan is a financials sector portfolio manager and holds primary research responsibility for the financial services and agricultural industries. Dan has been with the Growth Equity Investment Team since 2008 and has 13 years of investment experience. Craig’s research responsibilities for the health care sector have been absorbed by Tim Leahy and Anant Padmanabhan. Tim has 16 years of investment experience, approximately 10 of which are with the Growth Equity Investment Team. Anant has 10 years of research experience. Both Tim and Anant are members of the health care research team. The Growth Equity Investment Team continues to be led by Steve Barry, Chief Investment Officer and Head of Fundamental Equity. Steve has 30 years of investment experience and has been with the Growth Equity Investment Team since 1999. The Growth Equity Investment Team consists of 14 investment professionals and three risk professionals, with the senior leaders of the Team averaging 17 years of investment experience. Our 34-year time-tested investment philosophy remains the same. We seek to buy high quality growth businesses at what we believe are attractive valuations and drive investment performance through stock selection.

PORTFOLIO RESULTS

Goldman Sachs Capital Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Capital Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 3.34%, 2.55%, 3.75%, 3.23%, 3.59% and 3.05%, respectively. These returns compare to the 4.26% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Since their inception on July 31, 2015, the Fund’s Class R6 Shares generated a cumulative total return, without sales charge, of -7.07%. This return compares to the -6.07% cumulative total return of the Russell Index during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated solid absolute gains, but stock selection overall detracted from its performance relative to the Russell Index during the Reporting Period. Sector allocation as a whole contributed positively during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting from the Fund’s relative results most was weak stock selection in the consumer staples, industrials and energy sectors. Effective stock selection in the materials, consumer discretionary and information technology sectors helped the Fund’s performance most relative to the Russell Index.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in beverage brewing system manufacturer Keurig Green Mountain, apparel and accessories designer Kate Spade and transportation holding company Kansas City Southern.

Keurig Green Mountain, which makes beverage brewing systems for home and commercial use, was the top detractor from the Fund’s results during the Reporting Period. The company experienced less than expected third quarter 2014 results with suppressed pod sales and forward guidance below Wall Street expectations. However, we did not share the consensus view and believed, at the end of the Reporting Period, that brew consumption headwinds were slowing. In our view, the business is strategically positioned to capitalize on the Kold product platform expected to launch this holiday season. We believe Keurig Green Mountain’s underlying fundamentals remain strong and our long-term growth thesis intact.

Kate Spade was a top detractor from the Fund’s performance during the Reporting Period. The company reported first quarter 2015 earnings in May 2015 that were disappointing overall. Although its revenues topped consensus expectations, its sales growth was light. In our view, strong underlying fundamentals remained intact at the end of the Reporting Period and its catalysts for growth unchanged. We expect wholesale expansion, merchandising initiatives and the company’s strategic partnership with Exclusive Brands to fuel revenue growth and support its valuation going forward.

PORTFOLIO RESULTS

Kansas City Southern, a leading transportation holding company with domestic and international rail operations in North America, experienced weakness in its stock, attributable primarily to a slowdown in economic activity, a sell-off in energy, and currency headwinds. We continued to believe the company is a high quality growth business with a favorable market structure, high barriers to entry and strong underlying fundamentals. At the end of the Reporting Period, we also remained positive on Kansas City Southern’s long-term growth trajectory and believed it was reinforced by the significant track and locomotive investments the company has made during the past 15 years. Further, in our view, Kansas City Southern has significant exposure to cross-border trade with Mexico, which has been growing volumes rapidly. We also believe the company has the potential for significant margin improvement should it improve efficiency as we anticipate. In our view, Kansas City Southern is a compelling growth company trading, at the end of the Reporting Period, at an attractive valuation.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in television show and movie Internet subscription service Netflix, international technology stalwart International Business Machines (“IBM”) and beauty retailer Ulta Salon, Cosmetic & Fragrance (“Ulta”).

Netflix, a new position for the Fund during the Reporting Period, was a strong contributor to the Fund’s performance during the Reporting Period. In April 2015, the company reported first quarter 2015 earnings that exceeded market expectations on both earnings per share and key subscription metrics. New-user additions continued to thrive due to improving content availability and increasing success of Netflix Original series offerings. In our view, sentiment around subscriber growth and pricing showed signs of improvement and reflected Netflix’s ability to execute and deliver unique, high quality content. At the end of the Reporting Period, we continued to have conviction in the strength of Netflix’s franchise and believed the company’s international expansion initiatives and secular tailwinds could be key drivers of future growth. (Secular Tailwinds is a social or economic trend that has an impact on the economy as a whole, as well as the companies that participate in it.)

Shares of IBM rose during the Reporting Period, as the company consistently provided sound quarterly results under what is widely considered to be a high quality management team. We believe such results reflect the multinational company’s resilience during a Reporting Period replete with currency headwinds. More important perhaps, the company announced major initiatives during the Reporting Period in the mobility, security and cloud spaces, which we believe may provide strong upside potential. At the end of the Reporting Period, we felt confident that IBM should continue to be well received by the markets, as it improves its gross margins and maintains dominant market share in a high barrier industry. Moreover, we viewed recent acquisitions by the company as new opportunities to further unlock value for its shareholders. Nevertheless, as the company had performed well throughout the Reporting Period, we opted to sell the position and reallocate proceeds to names we considered to have greater growth potential.

Ulta was a top contributor to the Fund’s results driven by strong quarterly results throughout the Reporting Period. Most recently, the company reported second quarter 2015 earnings with top-line momentum delivering better than expected earnings growth. Strong traffic growth drove healthy comparable sales across stores, salons and e-commerce, while average ticket growth also contributed positively. At the end of the Reporting Period, we believed Ulta was well positioned for future growth, as it plans on doubling its store count in the next few years and is testing a new small store format while also rapidly growing its e-commerce presence. While we realize these investments by Ulta could have a near-term impact on its margins, we also believe its stock was trading, at the end of the Reporting Period, at an attractive valuation with significant brand recognition and positive growth momentum. (Top-line momentum refers to the speed at which gross sales or revenues of a company are growing.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A

We initiated a Fund position in AbbVie, a global pharmaceutical company spun off from U.S.-based Abbott Laboratories in early 2013. Most notably, in our view, the company sells one of the world’s leading injectable biologics, Humira, which treats a wide variety of diseases, including rheumatoid arthritis, Crohn’s disease, ulcerative colitis and psoriasis. We believe the company should be well positioned to deliver margin expansion and strong earnings

PORTFOLIO RESULTS

growth over the long term based upon better than expected durability of Humira and what we believe are significant pipeline opportunities. At the time of purchase, we believed AbbVie’s valuation was attractive and its shares offered a compelling risk/reward opportunity.

We established a Fund position in Walgreens Boots Alliance. Walgreens Boots Alliance is the result of a merger between Walgreens and Boots Alliance, which specializes in both retail and wholesale pharmacy. In our view, Walgreens Boots Alliance should be a formidable player in the pharmacy industry, and we see meaningful revenue and cost synergies with the combined company. Boots Alliance’s management is now in charge of running the business and, we believe, is squarely focused on improving execution, profitability and creating value for shareholders. We are optimistic on the management team’s ability to deliver. We also believe the earnings power of this franchise is underappreciated by the market and expect significant upside to its shares over a multi-year period if its management indeed executes on its initiatives.

Conversely, in addition to those sales already mentioned, we exited the Fund’s position in oilfield services company Schlumberger during the Reporting Period. Its stock had detracted from Fund results during the Reporting Period due to persistent concerns around lower oil prices and the potential negative impact of such lower prices on the company’s long-term profitability. While we continue to believe Schlumberger has a solid core business with strong market share, we decided to exit the Fund’s position in favor of other high conviction opportunities.

We sold the Fund’s position in metal component manufacturer Precision Castparts. We remained confident in the company’s underlying fundamentals, however weakened power generation sales and macroeconomic headwinds slowed the trajectory of its revenue. We also remained optimistic about Precision Castparts’ ability to navigate through the secular headwinds created by volatility in the energy sector, but we decided to sell and allocate capital to other ideas with what we considered to be better risk/reward opportunities.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to financials increased and its allocation to health care decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2015?

A	At the end of August 2015, the Fund had overweighted positions relative to the Russell Index in the consumer discretionary and financials sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials, health care and information technology. The Fund was rather neutrally weighted to the Russell Index in consumer staples, energy and materials and had no position at all in utilities or telecommunication services on August 31, 2015.

FUND BASICS

Capital Growth Fund

as of August 31, 2015

PERFORMANCE REVIEW
September 1, 2014–August 31, 2015	Fund Total Return (based on NAV)[1]	Russell 1000 Growth Index[2]
Class A	3.34%	4.26%
Class C	2.55	4.26
Institutional	3.75	4.26
Service	3.23	4.26
Class IR	3.59	4.26
Class R	3.05	4.26
July 31, 2015–August 31, 2015
Class R6	-7.07%	-6.07%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	5.65%	15.72%	7.23%	9.29%	4/20/90
Class C	9.81	16.16	7.03	5.46	8/15/97
Institutional	12.20	17.49	8.27	6.66	8/15/97
Service	11.63	16.90	7.73	6.14	8/15/97
Class IR	12.06	17.33	N/A	7.57	11/30/07
Class R6	N/A	N/A	N/A	N/A	7/31/15
Class R	11.49	16.74	N/A	7.03	11/30/07

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R6 and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.16%	1.51%
Class C	1.91	2.26
Institutional	0.76	1.11
Service	1.26	1.61
Class IR	0.91	1.26
Class R6	0.74	1.09
Class R	1.41	1.76

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 31, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/15[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	6.5%	Computers & Peripherals
The Walt Disney Co.	2.3	Media
Facebook, Inc. Class A	2.3	Internet Software & Services
Amazon.com, Inc.	2.2	Internet & Catalog Retail
The Home Depot, Inc.	2.1	Specialty Retail
Google, Inc. Class C	1.9	Internet Software & Services
Google, Inc. Class A	1.9	Internet Software & Services
Starbucks Corp.	1.7	Hotels, Restaurants & Leisure
Honeywell International, Inc.	1.7	Aerospace & Defense
Oracle Corp.	1.6	Software

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of August 31, 2015

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS CAPITAL GROWTH FUND

Performance Summary

August 31, 2015

The following graph shows the value, as of August 31, 2015, of a $10,000 investment made on September 1, 2005 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class C, Institutional, Service, Class IR, Class R and Class R6 Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Capital Growth Fund’s 10 Year Performance

Performance of a $10,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2005 through August 31, 2015.

Average Annual Total Return through August 31, 2015	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced April 20, 1990)
Excluding sales charges	3.34%	15.65%	7.02%	9.28%
Including sales charges	-2.34%	14.35%	6.42%	9.03%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	2.55%	14.78%	6.23%	5.14%
Including contingent deferred sales charges	1.53%	14.78%	6.23%	5.14%

Institutional Class (Commenced August 15, 1997)	3.75%	16.10%	7.45%	6.34%

Service Class (Commenced August 15, 1997)	3.23%	15.53%	6.92%	5.82%

Class IR (Commenced November 30, 2007)	3.59%	15.94%	N/A	6.79%

Class R (Commenced November 30, 2007)	3.05%	15.35%	N/A	6.26%

Class R6 (Commenced July 31, 2015)	N/A	N/A	N/A	-7.07%*

*	Total return for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Goldman Sachs Concentrated Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments. The Fund typically holds 30-40 high quality growth companies and tends to be more concentrated in individual holdings, industries and sectors than the typical broadly diversified large-cap growth fund. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Concentrated Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 2.54%, 1.78%, 2.97%, 2.84% and 2.28%, respectively. These returns compare to the 4.26% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Since their inception on July 31, 2015, the Fund’s Class R6 Shares generated a cumulative total return, without sales charge, of -6.43%. This return compares to the -6.07% cumulative total return of the Russell Index during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated solid absolute gains, but stock selection overall detracted from its performance relative to the Russell Index during the Reporting Period. Sector allocation as a whole contributed positively during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Challenging stock selection in the industrials, consumer discretionary, information technology, energy and health care sectors detracted from the Fund’s relative results most during the Reporting Period. Effective stock selection in the materials, financials and consumer staples sectors helped the Fund’s performance most relative to the Russell Index.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in energy services company Halliburton, apparel and accessories designer Kate Spade and oil and gas exploration and production company Anadarko Petroleum.

The sell-off in oil prices weighed on the energy sector broadly, and shares of Halliburton were no exception. While we acknowledge the near-term volatility of oil prices, we continued to believe at the end of the Reporting Period that Halliburton is a high quality company, well positioned to be a strong performer over the long term. Early in the Reporting Period, Halliburton announced its intention to purchase oilfield services competitor Baker Hughes. This transaction, if completed, would create the second largest oilfield services company globally. Indeed, we believe the deal would be accretive for Halliburton, which should primarily benefit from Baker Hughes’ strong technology presence in North America and from an estimated $2 billion in cost synergies by the end of 2017. At the end of the Reporting Period, we continued to believe shares of Halliburton were

PORTFOLIO RESULTS

attractively valued and that the company was well positioned to benefit from its leadership position in North America. Additionally, we remained positive on Halliburton’s efficiency program in North America, which supports better margin improvement, in our view.

Kate Spade, a new position for the Fund during the Reporting Period, was a top detractor from the Fund’s performance. The company reported first quarter 2015 earnings in May 2015 that were disappointing overall. Although its revenues topped expectations, its sales growth was light. In our view, strong underlying fundamentals remained intact at the end of the Reporting Period and its catalysts for growth unchanged. We expect wholesale expansion, merchandising initiatives and the company’s strategic partnership with Exclusive Brands to fuel revenue growth and support its valuation going forward.

Anadarko Petroleum detracted from the Fund’s returns during the Reporting Period due to persistent concerns around lower oil prices and the potential negative impact of such on the company’s long-term profitability. In our view, the market was undervaluing the company’s ability to expand margins and generate meaningful cash flows. At the end of the Reporting Period, we continued to believe Anadarko Petroleum has top-tier asset quality, a diversified commodity and global geographical exposure and a high quality management team. However, we opted to sell the Fund’s position and reallocate the proceeds to higher conviction opportunities.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in data center real estate investment trust (“REIT”) Equinix, e-commerce retailing giant Amazon.com and athletic footwear, apparel and equipment company Nike.

Equinix was a strong contributor to the Fund’s performance during the Reporting Period. The company reported strong first and second quarter 2015 numbers, and as a result, raised its full year 2015 guidance. Most notably perhaps, its revenues and earnings saw significant growth on a year over year basis. Additionally, its operating leverage returned to the business after a span of systems investment and international expansion. In our view, these factors present a favorable set-up for Equinix’s recurring revenue business model, which should benefit from the higher service pricing and low customer churn rate environment. At the end of the Reporting Period, we believed Equinix was poised for growth should it continue to unlock cost synergies through various investments and to capture global market share. (Churn rate is the percentage of subscribers to a service that discontinue their subscription to that service in a given time period. In order for a company to expand its clientele, its growth rate (i.e. its number of new customers) must exceed its churn rate.)

Amazon.com was a top contributor to the Fund’s results, seeing its share price gain especially in July 2015 when the company reported strong second quarter 2015 results in the midst of particularly high expectations. Amazon.com’s cloud service business, Amazon Web Services (“AWS”), benefited from substantial growth, and unit growth in the company’s retail business saw strong growth as well. Strong growth in AWS, which has higher margins than Amazon.com’s core retail business, also helped support its overall profit margin expansion. In our view, Amazon.com is well positioned given its dominant market share and its expansionary efforts worldwide.

Nike sells its products to retail accounts, through Nike-owned retail stores and Internet sales and a mix of independent distributors and licensees in more than 170 countries. A majority of Nike’s revenues come from markets outside of the U.S., providing a long runway for growth, in our opinion. Nike also has the dominant position in athletic footwear in nearly every market around the globe, and we believe the barriers to entry have never been higher due to technological differentiation. During the Reporting Period, the company drove robust top-line growth and continued to take meaningful market share despite its size. We believe its fundamentals remained strong and that its solid product pipeline should benefit the company going forward. At the end of the Reporting Period, our conviction in Nike remained high, as the company has strong brand recognition and, in our view, a high quality management team.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A

We initiated a Fund position in The Priceline Group, an online travel company that offers customers travel reservations and services through its Booking.com, Priceline. com and Agoda brands. Its shares declined during the Reporting Period due to concerns about weak fourth quarter

PORTFOLIO RESULTS

2014 earnings guidance. However, we believe the guidance could prove overly conservative and viewed the stock’s sell- off as an attractive entry point. We believe The Priceline Group is a high quality franchise with a dominant market position. While we expect its growth rate to decelerate, we believe the company should grow earnings and free cash flow above market expectations while generating strong returns on invested capital. The Priceline Group has gained market share in all geographies and, in our view, should benefit from secular tailwinds driving growth in online travel. (Secular Tailwinds is a social or economic trend that has an impact on the economy as a whole, as well as the companies that participate in it.)

We established a Fund position in social media giant Facebook. We believe the company is well positioned to grow in the mobile advertising space, as usage shifts from desktop to mobile. At the time of purchase, we believed the stock was trading at a reasonable valuation, supported by its industry leading position and considerable opportunity, in our view, to monetize its extensive user base.

Conversely, in addition to those sales already mentioned, we eliminated the Fund’s position in commercial real estate services firm CBRE Group. Its stock had performed well, and we believed its underlying earnings power relative to where we are in the commercial real estate cycle had narrowed. We believe CBRE Group’s management has done a notable job expanding the firm to a more recurring revenue business model. However, while underlying trends appear to continue to improve and the business is not as economically sensitive as it used to be, it is still exposed to commercial real estate trends. As a result, we decided to sell the position in favor of higher conviction names.

We sold the Fund’s position in leading online retailer eBay. Our concern about eBay is that the recovery in its Marketplaces business may take longer than originally anticipated and pressure its margins. While the pending spinoff of PayPal could be a catalyst for the stock, we believe there is also risk, as the structure of the operating agreements between the two businesses could impact future investment plans and margins for the company. Although the company’s risk/reward profile is still relatively attractive, in our view, we believe our upside scenario for the company became less probable. Therefore, we exited the position to fund higher conviction ideas.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer staples and energy increased and its allocations to consumer discretionary, health care and industrials decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2015?

A	At the end of August 2015, the Fund had overweighted positions relative to the Russell Index in the financials, information technology, consumer staples and energy sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials, materials, consumer discretionary and health care. The Fund had no position at all in the utilities and telecommunication services sectors on August 31, 2015.

FUND BASICS

Concentrated Growth Fund

as of August 31, 2015

PERFORMANCE REVIEW
September 1, 2014–August 31, 2015	Fund Total Return (based on NAV)[1]	Russell 1000 Growth Index[2]
Class A	2.54%	4.26%
Class C	1.78	4.26
Institutional	2.97	4.26
Class IR	2.84	4.26
Class R	2.28	4.26
July 31, 2015–August 31, 2015
Class R6	-6.43%	-6.07%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	4.74%	14.51%	6.95%	7.29%	9/03/02
Class C	8.91	14.95	6.76	6.95	9/03/02
Institutional	11.25	16.28	7.99	8.19	9/03/02
Class IR	11.10	16.09	N/A	6.39	11/30/07
Class R6	N/A	N/A	N/A	N/A	7/31/15
Class R	10.51	15.54	N/A	5.89	11/30/07

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R6 and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.22%	1.59%
Class C	1.97	2.34
Institutional	0.82	1.19
Class IR	0.97	1.34
Class R6	0.80	1.17
Class R	1.45	1.83

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 31, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/15[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	7.0%	Computers & Peripherals
Facebook, Inc. Class A	3.9	Internet Software & Services
Google, Inc. Class A	3.6	Internet Software & Services
Costco Wholesale Corp.	3.5	Food & Staples Retailing
Amazon.com, Inc.	3.5	Internet & Catalog Retail
American Tower Corp.	3.5	Real Estate Investment Trusts
Equinix, Inc.	3.5	Real Estate Investment Trusts
The Priceline Group, Inc.	3.2	Internet & Catalog Retail
Honeywell International, Inc.	3.0	Aerospace & Defense
Allergan PLC	2.9	Pharmaceuticals

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of August 31, 2015

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investment represents repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Performance Summary

August 31, 2015

The following graph shows the value, as of August 31, 2015, of a $1,000,000 investment made on September 1, 2005 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR, Class R, and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Concentrated Growth Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2005 through August 31, 2015.

Average Annual Total Return through August 31, 2015	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced September 3, 2002)
Excluding sales charges	2.54%	14.60%	6.78%	7.30%
Including sales charges	-3.09%	13.32%	6.18%	6.84%

Class C (Commenced September 3, 2002)
Excluding contingent deferred sales charges	1.78%	13.76%	5.99%	6.49%
Including contingent deferred sales charges	0.76%	13.76%	5.99%	6.49%

Institutional Class (Commenced September 3, 2002)	2.97%	15.07%	7.21%	7.73%

Class IR (Commenced November 30, 2007)	2.84%	14.89%	N/A	5.67%

Class R (Commenced November 30, 2007)	2.28%	14.34%	N/A	5.17%

Class R6 (Commenced July 31, 2015)	N/A	N/A	N/A	-6.43%*

*	Total return for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Goldman Sachs Dynamic U.S. Equity Fund

Portfolio Composition

The Fund invests primarily in U.S. Equity investments. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team and the Goldman Sachs Fundamental Equity Value Investment Team have focused on several key investment criteria that they believe can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Teams strive to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team and the Goldman Sachs Value Equity Investment Team discuss the Goldman Sachs Dynamic U.S. Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of -1.22%, -1.96%, -0.82%, -0.98% and -1.48%, respectively. These returns compare to the 0.48% average annual total return of the Fund’s benchmark, the Standard & Poor’s 500® Index (the “S&P 500 Index”), during the same period.

Since their inception on July 31, 2015, the Fund’s Class R6 Shares generated a cumulative total return, without sales charge, of -6.85%. This return compares to the -6.03% cumulative total return of the Russell Index during the same period.

Q	Were there any changes to the Fund during the Reporting Period?

A	Effective April 30, 2015, the Fund’s name changed from the Goldman Sachs U.S. Equity Fund to the Goldman Sachs Dynamic U.S. Equity Fund. The Fund continues to invest, under normal circumstances, at least 80% of its net assets in a diversified portfolio of U.S. equity securities. However, the Fund’s new principal strategy seeks to add value through expanding the types of equity securities in which the Fund may invest. Under the Fund’s new principal strategy, the Fund may invest in securities of companies of any investment style (e.g., growth, value or core) and of any market capitalization. Additionally, the Fund intends to take advantage of its flexibility to invest up to 20% of its net assets in equity securities of non-U.S. issuers. The Fund’s primary benchmark stayed the same.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s performance relative to the S&P 500 Index was driven primarily by stock selection overall during the Reporting Period. Sector allocation as a whole contributed positively during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Challenging stock selection in energy and consumer discretionary and having an underweighted allocation to health care, which significantly outpaced the S&P 500 Index during the Reporting Period, detracted from the Fund’s relative results most. Effective stock selection in financials and having no exposure to materials, which was the second weakest sector in the S&P 500 Index during the Reporting Period, helped the Fund’s performance most relative to the S&P 500 Index.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in two oil and gas exploration and production companies — Southwestern Energy and Devon Energy — and in media entertainment content producer Viacom.

PORTFOLIO RESULTS

Southwestern Energy was a top detractor from the Fund’s relative performance, driven by weaker natural gas prices. Despite the company’s underperformance, we believe its management has executed well on its strategy, and at the end of the Reporting Period, the company was attractively valued relative to its peers. Further, at the end of the Reporting Period, we continued to believe that Southwestern Energy has an underappreciated resource base, specifically in the Marcellus and Fayetteville shales, and that its newly acquired assets have the potential to enhance the company’s position and growth opportunities. Additionally, we remained positive on the company’s operational leverage to higher natural gas prices and encouraged by its management team’s commitment to disciplined growth, costs reductions and shareholder returns.

Lower oil prices weighed negatively on Devon Energy’s shares and overshadowed the company’s strong results. Indeed, despite its underperformance, we continued to believe at the end of the Reporting Period that the value of Devon Energy’s large North American asset base was not fully recognized at its then current market price. We also remained positive on a number of actions the company has taken to unlock shareholder value. Finally, we believe Devon Energy maintains a strong balance sheet, which could help expedite the development of its oil properties going forward.

Shares of Viacom, a new position for the Fund during the Reporting Period, declined following the company’s fiscal third quarter earnings release. The company reported revenues and viewership ratings that were substantially below market expectations, causing sentiment in the name and industry to turn more negative. Despite the weakness, we believe the company is set to benefit from a long-awaited move toward a new advertising ratings model that captures the currently unmeasured and fast-growing over-the-top content consumption trends. Additionally, we are encouraged by what we consider the company’s attractive valuation and its new cost restructuring program, which we believe should support more stable profitability through the company’s transition.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the S&P 500 Index from positions in athletic footwear, apparel and equipment company Nike, e-commerce retailing giant Amazon.com and packaged foods manufacturer ConAgra Foods.

Nike sells its products to retail accounts, through Nike-owned retail stores and Internet sales and a mix of independent distributors and licensees in more than 170 countries. A majority of Nike’s revenues come from markets outside of the U.S., providing a long runway for growth, in our opinion. Nike also has the dominant position in athletic footwear in nearly every market around the globe, and we believe the barriers to entry have never been higher due to technological differentiation. During the Reporting Period, the company drove robust top-line growth and continued to take meaningful market share despite its size. We believe its fundamentals remained strong and that its solid product pipeline should benefit the company going forward. At the end of the Reporting Period, our conviction in Nike remained high, as the company has strong brand recognition and, in our view, a high quality management team.

Amazon.com was a top contributor to the Fund’s results, seeing its share price gain especially in July 2015 when the company reported strong second quarter 2015 results in the midst of particularly high expectations. Amazon.com’s cloud service business, Amazon Web Services (“AWS”), benefited from substantial growth, and unit growth in the company’s retail business saw strong growth as well. Strong growth in AWS, which has higher margins than Amazon.com’s core retail business, also helped support overall profit margin expansion. In our view, Amazon.com is well positioned given its dominant market share and its expansionary efforts worldwide.

Shares of ConAgra Foods gained sharply, as it was announced that activist investor JANA Partners had acquired a large position in the company and intends to nominate three new members to the Board of Directors. As a result, on the last day of the second quarter of 2015, ConAgra Foods outlined a new strategic direction that would result in the company’s exit of its private label business, which had been a drag on its earnings since 2012. At the end of the Reporting Period, we believed the development was positive and believed the company’s shares remained attractively valued.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Allergan during the Reporting Period, a global pharmaceutical company that

PORTFOLIO RESULTS

resulted from the merger of Actavis and Allergan. The combined company creates one of the top ten global pharmaceutical companies as measured by revenues. In our view, the company should continue to benefit from industry consolidation. We believe the company has a proven management team that strives to engage in value accretive deals. During the Reporting Period, it was announced that Allergan would sell its generic pharmaceutical business. At the end of the Reporting Period, we believed the announced sale was positive and believed the company’s cash proceeds may be used for further merger and acquisition activity. In our view, these developments present compelling upside, and the pullback the company’s shares had experienced offered us an attractive opportunity to start a position in what we consider a high quality, industry leading business.

We established a Fund position in car and equipment rental company Hertz Global Holdings during the Reporting Period. We believe cost cutting and operational improvement, available capital deployment options and a rather stable industry backdrop should continue to drive the company’s improved financial performance and turnaround.

Conversely, we sold the Fund’s position in software giant Microsoft. While we continue to like the company, our conviction is not high enough for the stock to continue to occupy a position in the Fund’s portfolio. Thus, we decided to use the proceeds towards other opportunities where we believe the risk/reward opportunity is more compelling.

We exited the Fund’s position in pharmaceutical company Merck following strong performance. We continue to like the business but believe other ideas and peers provide a more attractive risk/reward opportunity.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to financials, industrials, energy, consumer staples and telecommunication services increased and its allocations to information technology, consumer discretionary and health care decreased compared to the S&P 500 Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2015?

A	At the end of August 2015, the Fund had overweighted positions relative to the S&P 500 Index in financials, consumer staples and industrials. On the same date, the Fund had underweighted positions compared to the S&P 500 Index in information technology, health care and utilities and was rather neutrally weighted to the S&P 500 Index in consumer discretionary, telecommunication services and energy. The Fund had no position at all in materials on August 31, 2015.

FUND BASICS

Dynamic U.S. Equity Fund

as of August 31, 2015

PERFORMANCE REVIEW
September 1, 2014–August 31, 2015	Fund Total Return (based on NAV)[1]	S&P 500 Index[2]
Class A	-1.22%	0.48%
Class C	-1.96	0.48
Institutional	-0.82	0.48
Class IR	-0.98	0.48
Class R	-1.48	0.48
July 31, 2015–August 31, 2015
Class R6	-6.85%	-6.03%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/15	One Year	Five Years	Since Inception	Inception Date
Class A	2.47%	14.54%	11.83%	11/30/09
Class C	6.51	14.97	12.10	11/30/09
Institutional	8.87	16.33	13.42	11/30/09
Class IR	8.73	16.14	13.24	11/30/09
Class R6	N/A	N/A	N/A	7/31/15
Class R	8.18	15.57	12.68	11/30/09

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR, Class R6 and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.22%	3.00%
Class C	1.97	3.74
Institutional	0.82	2.61
Class IR	0.97	2.76
Class R6	0.80	2.59
Class R	1.47	3.26

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 31, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/15[5]
Holding	% of Net Assets	Line of Business
General Electric Co.	5.1%	Industrial Conglomerates
Bank of America Corp.	4.8	Commercial Banks
JPMorgan Chase & Co.	4.1	Commercial Banks
Apple, Inc.	3.6	Computers & Peripherals
Pfizer, Inc.	3.4	Pharmaceuticals
American International Group, Inc.	3.3	Insurance
Whole Foods Market, Inc.	3.3	Food & Staples Retailing
EMC Corp.	3.1	Computers & Peripherals
NIKE, Inc. Class B	3.0	Textiles, Apparel & Luxury Goods
Prudential Financial, Inc.	3.0	Insurance

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of August 31, 2015

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS DYNAMIC U.S. EQUITY FUND

Performance Summary

August 31, 2015

The following graph shows the value, as of August 31, 2015, of a $1,000,000 investment made on November 30, 2009 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested), is shown. Through April 30, 2015, the Fund had been known as the Goldman Sachs U.S. Equity Fund and certain of its strategies differed. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Dynamic U.S. Equity Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from November 30, 2009 through August 31, 2015.

Average Annual Total Return through August 31, 2015	One Year	Five Years	Since Inception
Class A (Commenced November 30, 2009)
Excluding sales charges	-1.22%	14.17%	11.32%
Including sales charges	-6.65%	12.87%	10.24%

Class C (Commenced November 30, 2009)
Excluding contingent deferred sales charges	-1.96%	13.32%	10.47%
Including contingent deferred sales charges	-2.94%	13.32%	10.47%

Institutional Class (Commenced November 30, 2009)	-0.82%	14.64%	11.77%

Class IR (Commenced November 30, 2009)	-0.98%	14.45%	11.59%

Class R (Commenced November 30, 2009)	-1.48%	13.88%	11.04%

Class R6 (Commenced July 31, 2015)	N/A	N/A	-6.85%*

*	Total return for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Goldman Sachs Flexible Cap Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments in small-, mid- and large-capitalization issuers. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Flexible Cap Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 4.59%, 3.83%, 4.99%, 4.88% and 4.43%, respectively. These returns compare to the 4.30% average annual total return of the Fund’s benchmark, the Russell 3000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Since their inception on July 31, 2015, the Fund’s Class R6 Shares generated a cumulative total return, without sales charge, of -7.03%. This return compares to the -6.19% cumulative total return of the Russell Index during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall contributed most to the Fund’s performance relative to the Russell Index during the Reporting Period. Sector allocation as a whole also contributed positively during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the consumer discretionary, information technology, financials and materials sectors helped the Fund’s performance most relative to the Russell Index. The sectors that detracted most from the Fund’s relative results during the Reporting Period were consumer staples, industrials and energy, wherein stock selection proved challenging.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in athletic footwear, apparel and equipment company Nike, data center real estate investment trust (“REIT”) Equinix and specialty retailer L Brands.

Nike sells its products to retail accounts, through Nike-owned retail stores and Internet sales and a mix of independent distributors and licensees in more than 170 countries. A majority of Nike’s revenues come from markets outside of the U.S., providing a long runway for growth, in our opinion. Nike also has the dominant position in athletic footwear in nearly every market around the globe, and we believe the barriers to entry have never been higher due to technological differentiation. During the Reporting Period, the company drove robust top-line growth and continued to take meaningful market share despite its size. We believe its fundamentals remained strong and that its solid product pipeline should benefit the company going forward. At the end of the Reporting Period, our conviction in Nike remained high, as the company has strong brand recognition and, in our view, a high quality management team.

Equinix was a strong contributor to the Fund’s performance during the Reporting Period. The company reported strong first and second quarter 2015 numbers, and as a result, raised

PORTFOLIO RESULTS

its full year 2015 guidance. Most notably perhaps, its revenues and earnings saw significant growth on a year over year basis. Additionally, its operating leverage returned to the business after a span of systems investment and international expansion. In our view, these factors present a favorable set-up for Equinix’s recurring revenue business model, which should benefit from the higher service pricing and low customer churn rate environment. At the end of the Reporting Period, we believed Equinix was poised for growth should it continue to unlock cost synergies through various investments and to capture global market share. (Churn rate is the percentage of subscribers to a service that discontinue their subscription to that service in a given time period. In order for a company to expand its clientele, its growth rate (i.e. its number of new customers) must exceed its churn rate.)

L Brands was a top contributor to the Fund’s results, as the company reported strong third quarter 2014 results and raised its fiscal year earnings guidance in November 2014. Strong comparable store sales growth at both its Victoria’s Secret and Bath & Body Works chains, combined with margin expansion, drove upside performance. At the end of the Reporting Period, we believed L Brands was well positioned for long-term growth based upon three key initiatives: Victoria’s Secret U.S. square footage growth; international expansion; and operating margin expansion through supply chain improvements that should reduce lead times, in our view, and allow stores to stay lean and reduce markdowns.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in multinational oilfield services company Weatherford International, apparel and accessories designer Kate Spade and oil and gas exploration and production company Whiting Petroleum.

Shares of Weatherford International declined sharply in connection with the sell-off in oil prices during the Reporting Period. While we believe the company has a solid core business, we decided to exit the position and apply the capital to higher conviction ideas.

Kate Spade was a top detractor from the Fund’s performance. The company reported first quarter 2015 earnings in May 2015 that were disappointing overall. Although its revenues topped expectations, its sales growth was light. In our view, strong underlying fundamentals remained intact at the end of the Reporting Period and its catalysts for growth unchanged. We expect wholesale expansion, merchandising initiatives and the company’s strategic partnership with Exclusive Brands to fuel revenue growth and support its valuation going forward.

Whiting Petroleum detracted from the Fund’s relative returns during the Reporting Period. The company reported strong fiscal third quarter results. However, its capital efficiency and production guidance fell short of consensus estimates. While we remained confident in Whiting Petroleum’s ongoing efforts to develop new completion designs and de-risk acquired acreage, we decided to exit the Fund’s position in the company in favor of other high conviction opportunities.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We established a Fund position in Walgreens Boots Alliance. Walgreens Boots Alliance is the result of a merger between Walgreens and Boots Alliance, which specializes in both retail and wholesale pharmacy. In our view, Walgreens Boots Alliance should be a formidable player in the pharmacy industry, and we see meaningful revenue and cost synergies with the combined company. Boots Alliance’s management is now in charge of running the business and, we believe, is squarely focused on improving execution, profitability and creating value for shareholders. We are optimistic on the management team’s ability to deliver. We also believe the earnings power of this franchise is underappreciated by the market and expect significant upside to its shares over a multi-year period if its management indeed executes on its initiatives.

We initiated a Fund position in Amgen, the world’s largest independent biotechnology firm. After several years of weaker pipeline productivity, Amgen now has 10 Phase III assets, at least half of which we believe are likely to be introduced to the market. (Phase III is when a drug or treatment is given to large groups of people to confirm its effectiveness, monitor side effects, compare it to commonly used treatments and collect information that will allow the drug or treatment to be used safely.) In our view, the strength of Amgen’s pipeline provides a solid foundation for longer-term growth and earnings potential. At the time of purchase, Amgen was trading at a discount to its large-cap

PORTFOLIO RESULTS

biotechnology peers. We believe that recent concerns around competition to Amgen’s key franchise have been exaggerated, and, as a result, we viewed its shares as attractively valued at the end of the Reporting Period.

Conversely, in addition to sales already mentioned, we exited the Fund’s position in metal component manufacturer Precision Castparts. We remained confident in the company’s underlying fundamentals, however weakened power generation sales and macroeconomic headwinds slowed the trajectory of its revenue. We also remained optimistic about Precision Castparts’ ability to navigate through the secular headwinds created by volatility in the energy sector, but we decided to sell and allocate capital to other ideas with what we considered to be better risk/reward opportunities.

We sold the Fund’s position in Canadian coffee and doughnut chain Tim Hortons. Its shares surged on the announcement that Burger King intended to acquire Tim Hortons at a 30% premium. The merger makes strategic sense in our view and validates our investment thesis that Tim Hortons was an attractive growth story and an undervalued company.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to information technology, financials and energy increased and its allocations to consumer discretionary, health care, and industrials decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2015?

A	At the end of August 2015, the Fund had an overweighted position relative to the Russell Index in the financials, consumer discretionary and energy sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in health care, materials, consumer staples and industrials and was rather neutrally weighted to the Russell Index in information technology and telecommunication services. The Fund had no position at all in the utilities sector on August 31, 2015.

FUND BASICS

Flexible Cap Growth Fund

as of August 31, 2015

PERFORMANCE REVIEW
September 1, 2014–August 31, 2015	Fund Total Return (based on NAV)[1]	Russell 3000 Growth Index[2]
Class A	4.59%	4.30%
Class C	3.83	4.30
Institutional	4.99	4.30
Class IR	4.88	4.30
Class R	4.43	4.30
July 31, 2015–August 31, 2015
Class R6	-7.03%	-6.19%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged Russell 3000 Growth Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/15	One Year	Five Year	Since Inception	Inception Date
Class A	6.82%	16.06%	9.55%	1/31/08
Class C	11.04	16.53	9.60	1/31/08
Institutional	13.45	17.86	10.85	1/31/08
Class IR	13.26	17.67	10.68	1/31/08
Class R6	N/A	N/A	N/A	7/31/15
Class R	12.75	17.10	10.15	1/31/08

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR, Class R6 and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.22%	3.28%
Class C	1.97	4.05
Institutional	0.82	2.88
Class IR	0.97	3.00
Class R6	0.80	2.86
Class R	1.47	3.52

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 31, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/15[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	5.6%	Computers & Peripherals
Amazon.com, Inc.	2.3	Internet & Catalog Retail
Google, Inc. Class A	2.0	Internet Software & Services
Facebook, Inc. Class A	2.0	Internet Software & Services
Google, Inc. Class C	1.9	Internet Software & Services
NIKE, Inc. Class B	1.6	Textiles, Apparel & Luxury Goods
Walgreens Boots Alliance, Inc.	1.6	Food & Staples Retailing
Costco Wholesale Corp.	1.6	Food & Staples Retailing
Equinix, Inc.	1.6	Real Estate Investment Trusts
Starbucks Corp.	1.5	Hotels, Restaurants & Leisure

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of August 31, 2015

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

Performance Summary

August 31, 2015

The following graph shows the value, as of August 31, 2015, of a $1,000,000 investment made on January 31, 2008 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 3000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Flexible Cap Growth Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from January 31, 2008 through August 31, 2015.

Average Annual Total Return through August 31, 2015	One Year	Five Years	Since Inception
Class A (Commenced January 31, 2008)
Excluding sales charges	4.59%	15.89%	9.51%
Including sales charges	-1.17%	14.58%	8.70%

Class C (Commenced January 31, 2008)
Excluding contingent deferred sales charges	3.83%	15.04%	8.74%
Including contingent deferred sales charges	2.79%	15.04%	8.74%

Institutional Class (Commenced January 31, 2008)	4.99%	16.35%	9.98%

Class IR (Commenced January 31, 2008)	4.88%	16.18%	9.82%

Class R (Commenced January 31, 2008)	4.43%	15.63%	9.29%

Class R6 (Commenced July 31, 2015)	N/A	N/A	-7.03%*

*	Total return for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Goldman Sachs Focused Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Focused Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 4.27%, 3.47%, 4.72%, 4.50% and 3.99%, respectively. These returns compare to the 4.26% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Since their inception on July 31, 2015, the Fund’s Class R6 Shares generated a cumulative total return, without sales charge, of -5.04%. This return compares to the -6.07% cumulative total return of the Russell Index during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?
A	Stock selection overall contributed most to the Fund’s performance relative to the Russell Index during the Reporting Period. Sector allocation as a whole also contributed positively during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the consumer discretionary, financials and health care sectors helped the Fund’s performance most relative to the Russell Index. Challenging stock selection in industrials, information technology and energy detracted from the Fund’s relative results most.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in e-commerce retailing giant Amazon.com, data center real estate investment trust (“REIT”) Equinix and athletic footwear, apparel and equipment company Nike.

Amazon.com was a top contributor to the Fund’s results, seeing its share price gain especially in July 2015 when the company reported strong second quarter 2015 results in the midst of particularly high expectations. Amazon.com’s cloud service business, Amazon Web Services (“AWS”), benefited from substantial growth, and unit growth in the company’s retail business saw strong growth as well. Strong growth in AWS, which has higher margins than Amazon.com’s core retail business, also helped support overall profit margin expansion. In our view, Amazon.com is well positioned given its dominant market share and its expansionary efforts worldwide.

Equinix was a strong contributor to the Fund’s performance during the Reporting Period. The company reported strong first and second quarter 2015 numbers, and as a result, raised its full year 2015 guidance. Most notably perhaps, its revenues and earnings saw significant growth on a year over year basis. Additionally, its operating leverage returned to the business after a span of systems investment and

PORTFOLIO RESULTS

international expansion. In our view, these factors present a favorable set-up for Equinix’s recurring revenue business model, which should benefit from the higher service pricing and low customer churn rate environment. At the end of the Reporting Period, we believed Equinix was poised for growth should it continue to unlock cost synergies through various investments and to capture global market share. (Churn rate is the percentage of subscribers to a service that discontinue their subscription to that service in a given time period. In order for a company to expand its clientele, its growth rate (i.e. its number of new customers) must exceed its churn rate.)

Nike sells its products to retail accounts, through Nike-owned retail stores and Internet sales and a mix of independent distributors and licensees in more than 170 countries. A majority of Nike’s revenues come from markets outside of the U.S., providing a long runway for growth, in our opinion. Nike also has the dominant position in athletic footwear in nearly every market around the globe, and we believe the barriers to entry have never been higher due to technological differentiation. During the Reporting Period, the company drove robust top-line growth and continued to take meaningful market share despite its size. We believe its fundamentals remained strong and that its solid product pipeline should benefit the company going forward. At the end of the Reporting Period, our conviction in Nike remained high, as the company has strong brand recognition and, in our view, a high quality management team.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in transportation holding company Kansas City Southern, apparel and accessories designer Kate Spade and oil and gas exploration and production company Anadarko Petroleum.

Kansas City Southern, a leading transportation holding company with domestic and international rail operations in North America, experienced weakness in its stock, attributable primarily to a slowdown in economic activity, a sell-off in energy, and currency headwinds. A new position for the Fund during the Reporting Period, we believe the company is a high quality growth business with a favorable market structure, high barriers to entry and strong underlying fundamentals. At the end of the Reporting Period, we also remained positive on Kansas City Southern’s long-term growth trajectory and believed it was reinforced by the significant track and locomotive investments the company has made during the past 15 years. Further, in our view, Kansas City Southern has significant exposure to cross-border trade with Mexico, which has been growing volumes rapidly. We also believe the company has the potential for significant margin improvement should it improve efficiency as we anticipate. In our view, Kansas City Southern is a compelling growth company trading, at the end of the Reporting Period, at an attractive valuation.

Kate Spade, another new position for the Fund during the Reporting Period, was also a top detractor from the Fund’s performance. The company reported first quarter 2015 earnings in May 2015 that were disappointing overall. Although its revenues topped expectations, its sales growth was light. In our view, strong underlying fundamentals remained intact at the end of the Reporting Period and its catalysts for growth unchanged. We expect wholesale expansion, merchandising initiatives and the company’s strategic partnership with Exclusive Brands to fuel revenue growth and support its valuation going forward.

Anadarko Petroleum detracted from the Fund’s returns during the Reporting Period due to persistent concerns around lower oil prices and the potential negative impact of such on the company’s long-term profitability. In our view, the market was undervaluing the company’s ability to expand margins and generate meaningful cash flows. At the end of the Reporting Period, we continued to believe Anadarko Petroleum has top-tier asset quality, a diversified commodity and global geographical exposure and a high quality management team. However, we opted to sell the Fund’s position and reallocate the proceeds to higher conviction opportunities.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in The Priceline Group, an online travel company that offers customers travel

PORTFOLIO RESULTS

reservations and services through its Booking.com, Priceline. com and Agoda brands. Its shares declined during the Reporting Period due to concerns about weak fourth quarter 2014 earnings guidance. However, we believe the guidance could prove overly conservative and viewed the stock’s sell-off as an attractive entry point. We believe The Priceline Group is a high quality franchise with a dominant market position. While we expect its growth rate to decelerate, we believe the company should grow earnings and free cash flow above market expectations while generating strong returns on invested capital. The Priceline Group has gained market share in all geographies and, in our view, should benefit from secular tailwinds driving growth in online travel. (Secular Tailwinds is a social or economic trend that has an impact on the economy as a whole, as well as the companies that participate in it.)

We established a Fund position in Walgreens Boots Alliance. Walgreens Boots Alliance is the result of a merger between Walgreens and Boots Alliance, which specializes in both retail and wholesale pharmacy. In our view, Walgreens Boots Alliance should be a formidable player in the pharmacy industry, and we see meaningful revenue and cost synergies with the combined company. Boots Alliance’s management is now in charge of running the business and, we believe, is squarely focused on improving execution, profitability and creating value for shareholders. We are optimistic on the management team’s ability to deliver. We also believe the earnings power of this franchise is underappreciated by the market and expect significant upside to its shares over a multi-year period if its management indeed executes on its initiatives.

Conversely, in addition to those sales already mentioned, we eliminated the Fund’s position in commercial real estate services firm CBRE Group. Its stock had performed well, and we believed its underlying earnings power relative to where we are in the commercial real estate cycle had narrowed. We believe CBRE Group’s management has done a notable job expanding the firm to a more recurring revenue business model. However, while underlying trends appear to continue to improve and the business is not as economically sensitive as it used to be, it is still exposed to commercial real estate trends. As a result, we decided to sell the position in favor of higher conviction names.

Shares of YUM! Brands detracted from the Fund’s returns during August 2015. The stock’s weakness was primarily driven by investor fears in China, which constitutes a sizeable portion of YUM! Brands’ total revenue. China’s currency devaluation was also a focal concern due to its potentially negative impact on the company’s long-term profitability. While we believe YUM! Brands is a fundamentally strong company with a promising outlook given its new leadership, upcoming initiatives and resilience during what has been a difficult environment, we decided to sell out of the Fund’s position in the company and reallocate the proceeds to other ideas presenting what we considered to be better risk/reward tradeoffs.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer staples and industrials increased and its allocations to information technology, consumer discretionary, financials, health care and energy decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2015?

A	At the end of August 2015, the Fund had overweighted positions relative to the Russell Index in the financials, consumer staples and information technology sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials and health care. The Fund was rather neutrally weighted to the Russell Index in consumer discretionary and had no positions at all in the energy, utilities, telecommunication services or materials sectors on August 31, 2015.

FUND BASICS

Focused Growth Fund

as of August 31, 2015

PERFORMANCE REVIEW
September 1, 2014–August 31, 2015	Fund Total Return (based on NAV)[1]	Russell 1000 Growth Index[2]
Class A	4.27%	4.26%
Class C	3.47	4.26
Institutional	4.72	4.26
Class IR	4.50	4.26
Class R	3.99	4.26
July 31, 2015–August 31, 2015
Class R6	-5.04%	-6.07%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000 Growth Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/15	One Year	Since Inception	Inception Date
Class A	4.12%	14.67%	1/31/12
Class C	8.22	15.73	1/31/12
Institutional	10.61	17.08	1/31/12
Class IR	10.45	16.91	1/31/12
Class R6	N/A	N/A	7/31/15
Class R	9.83	16.31	1/31/12

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR, Class R6 and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.25%	2.81%
Class C	2.00	3.47
Institutional	0.85	2.29
Class IR	1.00	2.49
Class R6	0.83	2.27
Class R	1.50	2.99

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 31, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/15[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	9.9%	Computers & Peripherals
Google, Inc. Class A	7.0	Internet Software & Services
PVH Corp.	5.6	Textiles, Apparel & Luxury Goods
Abbott Laboratories	5.5	Health Care Equipment & Supplies
Equinix, Inc.	5.4	Real Estate Investment Trusts
Walgreens Boots Alliance, Inc.	5.1	Food & Staples Retailing
The Priceline Group, Inc.	5.0	Internet & Catalog Retail
American Tower Corp.	4.9	Real Estate Investment Trusts
Costco Wholesale Corp.	4.8	Food & Staples Retailing
EMC Corp.	4.6	Computers & Peripherals

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of August 31, 2015

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS FOCUSED GROWTH FUND

Performance Summary

August 31, 2015

The following graph shows the value, as of August 31, 2015, of a $1,000,000 investment made on January 31, 2012 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Focused Growth Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from January 31, 2012 through August 31, 2015.

Average Annual Total Return through August 31, 2015	One Year	Since Inception
Class A (Commenced January 31, 2012)
Excluding sales charges	4.27%	15.02%
Including sales charges	-1.48%	13.23%

Class C (Commenced January 31, 2012)
Excluding contingent deferred sales charges	3.47%	14.19%
Including contingent deferred sales charges	2.43%	14.19%

Institutional Class (Commenced January 31, 2012)	4.72%	15.50%

Class IR (Commenced January 31, 2012)	4.50%	15.32%

Class R (Commenced January 31, 2012)	3.99%	14.75%

Class R6 (Commenced July 31, 2015)	N/A	-5.04%*

*	Total return for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Goldman Sachs Growth Opportunities Fund

Portfolio Composition

The Fund invests primarily in medium-sized growth companies with a market capitalization between $1 and $10 billion. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Growth Opportunities Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of -1.47%, -2.23%, -1.08%, -1.59%, -1.25% and -1.74%, respectively. These returns compare to the 2.46% average annual total return of the Fund’s benchmark, the Russell Midcap® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Since their inception on July 31, 2015, the Fund’s Class R6 Shares generated a cumulative total return, without sales charge, of -6.25%. This return compares to the -5.82% cumulative total return of the Russell Index during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall detracted from its performance relative to the Russell Index during the Reporting Period. Sector allocation as a whole contributed positively, albeit modestly, during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting most from the Fund’s relative results was challenging stock selection in the industrials, consumer staples and health care sectors. Effective stock selection in the information technology, consumer discretionary and financials sectors helped the Fund’s performance most relative to the Russell Index.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in oil and gas exploration and production company Whiting Petroleum, apparel and accessories designer Kate Spade and multinational oilfield services company Weatherford International.

Whiting Petroleum detracted from the Fund’s relative returns during the Reporting Period. The company reported strong fiscal third quarter results. However, its capital efficiency and production guidance fell short of consensus estimates. While we remained confident in Whiting Petroleum’s ongoing efforts to develop new completion designs and de-risk acquired acreage, we decided to exit the Fund’s position in the company in favor of other high conviction opportunities.

Kate Spade was a top detractor from the Fund’s performance. The company reported first quarter 2015 earnings in May 2015 that were disappointing overall. Although its revenues topped expectations, its sales growth was light. In our view, strong underlying fundamentals remained intact at the end of the Reporting Period and its catalysts for growth unchanged. We expect wholesale expansion, merchandising initiatives and the company’s strategic partnership with Exclusive Brands to fuel revenue growth and support its valuation going forward.

PORTFOLIO RESULTS

Shares of Weatherford International declined sharply in connection with the sell-off in oil prices during the Reporting Period. While we believe the company has a solid core business, we decided to exit the position and apply the capital to higher conviction ideas.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in television show and movie Internet subscription service Netflix, beauty retailer Ulta Salon, Cosmetic & Fragrance (“Ulta”) and data center real estate investment trust (“REIT”) Equinix.

Netflix, a new position for the Fund during the Reporting Period, was a strong contributor to the Fund’s performance during the Reporting Period. In April 2015, the company reported first quarter 2015 earnings that exceeded market expectations on both earnings per share and key subscription metrics. New-user additions continued to thrive due to improving content availability and increasing success of Netflix Original series offerings. In our view, sentiment around subscriber growth and pricing showed signs of improvement and reflected Netflix’s ability to execute and deliver unique, high quality content. At the end of the Reporting Period, we continued to have conviction in the strength of Netflix’s franchise and believed the company’s international expansion initiatives and secular tailwinds could be key drivers of future growth. (Secular Tailwinds is a social or economic trend that has an impact on the economy as a whole, as well as the companies that participate in it.)

Ulta was a top contributor to the Fund’s results driven by strong quarterly results throughout the Reporting Period. Most recently, the company reported second quarter 2015 earnings with top-line momentum delivering better than expected earnings growth. Strong traffic growth drove healthy comparable sales across stores, salons and e-commerce, while average ticket growth also contributed positively. At the end of the Reporting Period, we believed Ulta was well positioned for future growth, as it plans on doubling its store count in the next few years and is testing a new small store format while also rapidly growing its e-commerce presence. While we realize these investments by Ulta could have a near-term impact on its margins, we also believe its stock was trading, at the end of the Reporting Period, at an attractive valuation with significant brand recognition and positive growth momentum. (Top-line momentum refers to the speed at which gross sales or revenues of a company are growing.)

Equinix was a strong contributor to the Fund’s performance during the Reporting Period. The company reported strong first and second quarter 2015 numbers, and as a result, raised its full year 2015 guidance. Most notably perhaps, its revenues and earnings saw significant growth on a year over year basis. Additionally, its operating leverage returned to the business after a span of systems investment and international expansion. In our view, these factors present a favorable set-up for Equinix’s recurring revenue business model, which should benefit from the higher service pricing and low customer churn rate environment. At the end of the Reporting Period, we believed Equinix was poised for growth should it continue to unlock cost synergies through various investments and to capture global market share. (Churn rate is the percentage of subscribers to a service that discontinue their subscription to that service in a given time period. In order for a company to expand its clientele, its growth rate (i.e. its number of new customers) must exceed its churn rate.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in auto parts company Advance Auto Parts. Its stock had experienced a downturn due to lower than expected earnings guidance. However, we believe the guidance was conservative and saw the pullback as an attractive opportunity to initiate a position. In our view, Advance Auto Parts is well positioned for long-term earnings growth, specifically through potential acquisition targets that could help create synergies within the company. Furthermore, we believe the company is well positioned for potential long-term multiple expansion as it grows its daily delivery program.

We established a Fund position in information technology company Intuit, whose products include QuickBooks, TurboTax and Quicken. We believe Intuit should see relatively stable pricing and demand for its core businesses over the long term. Furthermore, the company should be able to launch scalable new products, which can increase revenue with similar profit margins, in our view. Finally, we believe the company is well positioned to successfully make the transition from desktop and licensing to online subscriptions in the future.

PORTFOLIO RESULTS

Conversely, in addition to sales already mentioned, we exited the Fund’s position in Xilinx, a leading programmable logic devices (“PLDs”) company. During 2014, shares of Xilinx were volatile, as the pace of wireless network build-outs in China were slower than expected and wireline capital spending in the U.S. was impacted by regulatory uncertainty. During the last months of 2014, however, the stock rallied strongly off of its lows, and we used that as an opportunity to exit the position for another semiconductor company.

We sold the Fund’s position in Canadian coffee and doughnut chain Tim Hortons. Its shares surged on the announcement that Burger King intended to acquire Tim Hortons at a 30% premium. The merger makes strategic sense in our view and validates our investment thesis that Tim Hortons was an attractive growth story and an undervalued company.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to information technology and energy increased and its allocations to industrials, consumer staples, financials and materials decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2015?

A	At the end of August 2015, the Fund had overweighted positions relative to the Russell Index in the telecommunication services, health care and consumer discretionary sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials, financials and materials. The Fund was rather neutrally weighted to the Index in energy, information technology and consumer staples and had no position at all in utilities on August 31, 2015.

FUND BASICS

Growth Opportunities Fund

as of August 31, 2015

PERFORMANCE REVIEW
September 1, 2014–August 31, 2015	Fund Total Return (based on NAV)[1]	Russell Midcap Growth Index[2]
Class A	-1.47%	2.46%
Class C	-2.23	2.46
Institutional	-1.08	2.46
Service	-1.59	2.46
Class IR	-1.25	2.46
Class R	-1.74	2.46
July 31, 2015–August 31, 2015
Class R6	-6.25%	-5.82%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell Midcap Growth Index is an unmanaged market capitalization weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	1.79%	14.97%	9.26%	11.04%	5/24/99
Class C	5.82	15.41	9.06	10.60	5/24/99
Institutional	8.13	16.74	10.32	11.87	5/24/99
Service	7.60	16.17	9.78	11.32	5/24/99
Class IR	7.94	16.57	N/A	9.37	11/30/07
Class R6	N/A	N/A	N/A	N/A	7/31/15
Class R	7.44	15.99	N/A	8.84	11/30/07

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R6 and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.36%	1.40%
Class C	2.11	2.15
Institutional	0.96	1.00
Service	1.46	1.50
Class IR	1.11	1.15
Class R6	0.94	0.98
Class R	1.61	1.65

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 31, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/15[5]
Holding	% of Net Assets	Line of Business
Equinix, Inc.	2.5%	Real Estate Investment Trusts
Intercontinental Exchange, Inc.	2.3	Diversified Financial Services
Advance Auto Parts, Inc.	2.2	Specialty Retail
Ulta Salon, Cosmetics & Fragrance, Inc.	2.2	Specialty Retail
SBA Communications Corp. Class A	2.1	Wireless Telecommunication Services
Intuit, Inc.	2.0	Software
Kansas City Southern	2.0	Road & Rail
PVH Corp.	2.0	Textiles, Apparel & Luxury Goods
Panera Bread Co. Class A	1.9	Hotels, Restaurants & Leisure
McCormick & Co., Inc.	1.9	Food Products

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of August 31, 2015

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Performance Summary

August 31, 2015

The following graph shows the value, as of August 31, 2015, of a $1,000,000 investment made on September 1, 2005 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark the Russell Midcap Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Growth Opportunities Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2005 through August 31, 2015.

Average Annual Total Return through August 31, 2015	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 24, 1999)
Excluding sales charges	-1.47%	14.27%	8.77%	10.91%
Including sales charges	-6.90%	12.98%	8.16%	10.53%

Class C (Commenced May 24, 1999)
Excluding contingent deferred sales charges	-2.23%	13.42%	7.96%	10.09%
Including contingent deferred sales charges	-3.21%	13.42%	7.96%	10.09%

Institutional Class (Commenced May 24, 1999)	-1.08%	14.72%	9.20%	11.35%

Service Class (Commenced May 24, 1999)	-1.59%	14.15%	8.66%	10.80%

Class IR (Commenced November 30, 2007)	-1.25%	14.55%	N/A	8.36%

Class R (Commenced November 30, 2007)	-1.74%	13.98%	N/A	7.83%

Class R6 (Commenced July 31, 2015)	N/A	N/A	N/A	-6.25%*

*	Total return for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Goldman Sachs Small/Mid Cap Growth Fund

Portfolio Composition

The Fund invests primarily in small and medium-sized growth companies with a market capitalization between $200 million and $10 billion. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Small/Mid Cap Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 7.67%, 6.84%, 8.15%, 7.54%, 7.97% and 7.46%, respectively. These returns compare to the 4.53% average annual total return of the Fund’s benchmark, the Russell 2500® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Since their inception on July 31, 2015, the Fund’s Class R6 Shares generated a cumulative total return, without sales charge, of -7.58%. This return compares to the -7.01% cumulative total return of the Russell Index during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall contributed most to the Fund’s performance relative to the Russell Index during the Reporting Period. Sector allocation had a rather neutral impact on relative results during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the health care, materials and consumer discretionary sectors helped the Fund’s performance most relative to the Russell Index. The only two sectors to detract from relative results during the Reporting Period were industrials and energy, wherein stock selection was challenging.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in emergency room operator Adeptus Health, clinical stage biotechnology company Bluebird Bio and medical device manufacturing company DexCom.

Adeptus Health reported first quarter 2015 earnings that significantly outperformed consensus estimates, with revenue growing more than 100% on a year over year basis. In our view, Adeptus Health is one of the fastest growing players in the health care services industry with good visibility on new facility openings during the next few years. The company’s growth story has also been driven by its joint venture strategy that focuses on partnering with not-for-profit health care systems. Adeptus Health maintains a dominant position in a rapidly expanding industry, and we believe it presents significant upside potential should it continue to expand both organically and through its joint venture strategy.

Shares of Bluebird Bio soared after the company reported encouraging results from its experimental gene therapy for an inherited blood disorder. As a result, its management has been in discussion with U.S. and European Union regulatory bodies regarding accelerated development efforts for the drug. In our view, the company is well positioned for growth given its seeming momentum and progress in a rare market niche.

DexCom announced a first quarter 2015 loss that was wider than expected, but new patient growth exceeded revenue growth on a year over year basis. In January 2015, DexCom gained Food and Drug Administration (“FDA”) approval for

PORTFOLIO RESULTS

its G4 Platinum Continuous Glucose Monitoring (“CGM”) System, which was launched on the Apple Watch in April 2015. We believe its new product pipeline may well benefit the company’s top-line growth. Late in the Reporting Period, DexCom announced a strategic agreement with Google to target and enhance the diabetes market. In our view, the collaboration should leverage Google’s miniaturized electronics platform and DexCom’s sensor technology to develop a series of innovative, smaller and less expensive CGM products. We view DexCom as a quality company with strong fundamentals.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in oil and gas exploration and production company Whiting Petroleum, apparel and accessories designer Kate Spade and health care cost containment servicer HMS Holdings.

Whiting Petroleum detracted from the Fund’s relative returns during the Reporting Period. The company reported strong fiscal third quarter results. However, its capital efficiency and production guidance fell short of consensus estimates. While we remained confident in Whiting Petroleum’s ongoing efforts to develop new completion designs and de-risk acquired acreage, we decided to exit the Fund’s position in the company in favor of other high conviction opportunities.

Kate Spade was a top detractor from the Fund’s performance. The company reported first quarter 2015 earnings in May 2015 that were disappointing overall. Although its revenues topped expectations, its sales growth was light. In our view, strong underlying fundamentals remained intact at the end of the Reporting Period and its catalysts for growth unchanged. We expect wholesale expansion, merchandising initiatives and the company’s strategic partnership with Exclusive Brands to fuel revenue growth and support its valuation going forward.

Shares of HMS Holdings fell early in the Reporting Period after the company announced fourth quarter 2014 results that were below consensus estimates. Additionally, there was increased concern regarding the company’s future revenue and earnings growth as a result of elevated account receivables that may not translate to recognized profitability. Later in the Reporting Period, the company received word from the State of New Jersey that it would be awarding its third party liability services contract to a competitor, which pressured the stock further downward. While we view HMS Holdings as a quality company with positive fundamentals, it is part of a highly competitive industry, and so we decided to exit the Fund’s position in favor of other names with greater risk/reward potential.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in Axalta Coating Systems. In our view, long-term trends in the global automotive refinish market remain compelling, with Axalta Coating Systems strategically positioned to take advantage of increasing consumer demand. We believe the company’s cost-cutting initiatives, operational efficiency and capable management team should continue to contribute to its performance.

We established a Fund position in Black Knight Financial Services, which provides integrated technology, workflow automation and data analytics to the mortgage industry. We believe the firm is one that benefits from both secular growth in big data and the digitalization of information. (Big data is defined as extremely large data sets that may be analyzed computationally to reveal patterns, trends, and associations, especially relating to human behavior and interactions.) As the only company in its unique space, we also believe the company could benefit from growth in the mortgage market.

Conversely, in addition to sales already mentioned, we sold the Fund’s position in Canadian coffee and doughnut chain Tim Hortons. Its shares surged on the announcement that Burger King intended to acquire Tim Hortons at a 30% premium. The merger makes strategic sense in our view and validates our investment thesis that Tim Hortons was an attractive growth story and an undervalued company.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the

PORTFOLIO RESULTS

Reporting Period, the Fund’s exposure to information technology and materials increased and its allocations to consumer discretionary, health care, financials and energy decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2015?

A	At the end of August 2015, the Fund had overweighted positions relative to the Russell Index in the telecommunication services and consumer staples sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in health care, materials, information technology and industrials. The Fund was rather neutrally weighted to the Index in consumer discretionary, energy and financials and had no position at all in utilities on August 31, 2015.

FUND BASICS

Small/Mid Cap Growth Fund

as of August 31, 2015

PERFORMANCE REVIEW
September 1, 2014–August 31, 2015	Fund Total Return (based on NAV)[1]	Russell 2500 Growth Index[2]
Class A	7.67%	4.53%
Class C	6.84	4.53
Institutional	8.15	4.53
Service	7.54	4.53
Class IR	7.97	4.53
Class R	7.46	4.53
July 31, 2015–August 31, 2015
Class R6	-7.58%	-7.01%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2500 Growth Index is an unmanaged index that measures the performance of the small- to mid-cap growth segment of the US equity universe. The Russell 2500 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate small- to mid-cap growth manager’s opportunity set. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	7.44%	17.44%	11.22%	11.21%	6/30/05
Class C	11.76	17.90	10.97	10.97	6/30/05
Institutional	14.13	19.24	12.25	12.25	6/30/05
Service	13.58	18.64	11.69	11.68	6/30/05
Class IR	13.98	19.05	N/A	11.22	11/30/07
Class R6	N/A	N/A	N/A	N/A	7/31/15
Class R	13.41	18.46	N/A	10.67	11/30/07

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R6 and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.33%	1.47%
Class C	2.08	2.22
Institutional	0.93	1.07
Service	1.43	1.57
Class IR	1.08	1.22
Class R6	0.91	1.05
Class R	1.58	1.72

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 31, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/15[5]
Holding	% of Net Assets	Line of Business
Axalta Coating Systems Ltd.	2.0%	Chemicals
Panera Bread Co. Class A	1.8	Hotels, Restaurants & Leisure
Black Knight Financial Services, Inc. Class A	1.8	IT Services
Equinix, Inc.	1.8	Real Estate Investment Trusts
Eagle Bancorp, Inc.	1.8	Commercial Banks
First Republic Bank	1.7	Commercial Banks
Healthcare Services Group, Inc.	1.7	Commercial Services & Supplies
Ulta Salon, Cosmetics & Fragrance, Inc.	1.7	Specialty Retail
DexCom, Inc.	1.7	Health Care Equipment & Supplies
The Hain Celestial Group, Inc.	1.6	Food Products

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of August 31, 2015

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Performance Summary

August 31, 2015

The following graph shows the value, as of August 31, 2015, of a $1,000,000 investment made on September 1, 2005 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2500 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Small/Mid Cap Growth Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2005 through August 31, 2015.

Average Annual Total Return through August 31, 2015	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced June 30, 2005)
Excluding sales charges	7.67%	17.07%	10.70%	10.94%
Including sales charges	1.73%	15.75%	10.07%	10.32%

Class C (Commenced June 30, 2005)
Excluding contingent deferred sales charges	6.84%	16.19%	9.86%	10.07%
Including contingent deferred sales charges	5.77%	16.19%	9.86%	10.07%

Institutional Class (Commenced June 30, 2005)	8.15%	17.53%	11.14%	11.35%

Service Class (Commenced June 30, 2005)	7.54%	16.94%	10.58%	10.78%

Class IR (Commenced November 30, 2007)	7.97%	17.35%	N/A	10.07%

Class R (Commenced November 30, 2007)	7.46%	16.76%	N/A	9.53%

Class R6 (Commenced July 31, 2015)	N/A	N/A	N/A	-7.58%*

*	Total return for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Goldman Sachs Strategic Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments. The Fund is more selective and focused than many mutual funds and there are typically 50 to 70 holdings in the portfolio. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Strategic Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 3.09%, 2.23%, 3.43%, 2.93%, 3.34% and 2.78%, respectively. These returns compare to the 4.26% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Since their inception on July 31, 2015, the Fund’s Class R6 Shares generated a cumulative total return, without sales charge, of -6.21%. This return compares to the -6.07% cumulative total return of the Russell Index during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated solid absolute gains, but stock selection overall detracted from its performance relative to the Russell Index during the Reporting Period. Sector allocation as a whole contributed positively during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Challenging stock selection in consumer staples, energy and health care detracted most from the Fund’s relative results during the Reporting Period. Effective stock selection in the consumer discretionary, materials and financials sectors helped the Fund’s performance most relative to the Russell Index.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in energy services company Halliburton, oil and gas exploration and production company Anadarko Petroleum and apparel and accessories designer Kate Spade.

The sell-off in oil prices weighed on the energy sector broadly, and shares of Halliburton were no exception. While we acknowledge the near-term volatility of oil prices, we continued to believe at the end of the Reporting Period that Halliburton is a high quality company, well positioned to be a strong performer over the long term. Early in the Reporting Period, Halliburton announced its intention to purchase oilfield services competitor Baker Hughes. This transaction, if completed, would create the second largest oilfield services company globally. Indeed, we believe the deal would be accretive for Halliburton, which should primarily benefit from Baker Hughes’ strong technology presence in North America and from an estimated $2 billion in cost synergies by the end of 2017. At the end of the Reporting Period, we continued to believe shares of Halliburton were attractively valued and that the company was well positioned to benefit from its leadership position in North America. Additionally, we remained positive on Halliburton’s efficiency program in North America, which supports better margin improvement, in our view.

PORTFOLIO RESULTS

Anadarko Petroleum detracted from the Fund’s returns during the Reporting Period due to persistent concerns around lower oil prices and the potential negative impact of such on the company’s long-term profitability. In our view, the market was undervaluing the company’s ability to expand margins and generate meaningful cash flows. At the end of the Reporting Period, we continued to believe Anadarko Petroleum has top-tier asset quality, a diversified commodity and global geographical exposure and a high quality management team.

Kate Spade, a new position for the Fund during the Reporting Period, was a top detractor from the Fund’s performance. The company reported first quarter 2015 earnings in May 2015 that were disappointing overall. Although its revenues topped expectations, its sales growth was light. In our view, strong underlying fundamentals remained intact at the end of the Reporting Period and its catalysts for growth unchanged. We expect wholesale expansion, merchandising initiatives and the company’s strategic partnership with Exclusive Brands to fuel revenue growth and support its valuation going forward.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in television show and movie Internet subscription service Netflix, e-commerce retailing giant Amazon.com and data center real estate investment trust (“REIT”) Equinix.

Netflix, a new position for the Fund during the Reporting Period, was a strong contributor to the Fund’s performance during the Reporting Period. In April 2015, the company reported first quarter 2015 earnings that exceeded market expectations on both earnings per share and key subscription metrics. New-user additions continued to thrive due to improving content availability and increasing success of Netflix Original series offerings. In our view, sentiment around subscriber growth and pricing showed signs of improvement and reflected Netflix’s ability to execute and deliver unique, high quality content. At the end of the Reporting Period, we continued to have conviction in the strength of Netflix’s franchise and believed the company’s international expansion initiatives and secular tailwinds could be key drivers of future growth. (Secular Tailwinds is a social or economic trend that has an impact on the economy as a whole, as well as the companies that participate in it.)

Amazon.com was a top contributor to the Fund’s results, seeing its share price gain especially in July 2015 when the company reported strong second quarter 2015 results in the midst of particularly high expectations. Amazon.com’s cloud service business, Amazon Web Services (“AWS”), benefited from substantial growth, and unit growth in the company’s retail business saw strong growth as well. Strong growth in AWS, which has higher margins than Amazon.com’s core retail business, also helped support overall profit margin expansion. In our view, Amazon.com is well positioned given its dominant market share and its expansionary efforts worldwide.

Equinix was a strong contributor to the Fund’s performance during the Reporting Period. The company reported strong first and second quarter 2015 numbers, and as a result, raised its full year 2015 guidance. Most notably perhaps, its revenues and earnings saw significant growth on a year over year basis. Additionally, its operating leverage returned to the business after a span of systems investment and international expansion. In our view, these factors present a favorable set-up for Equinix’s recurring revenue business model, which should benefit from the higher service pricing and low customer churn rate environment. At the end of the Reporting Period, we believed Equinix was poised for growth should it continue to unlock cost synergies through various investments and to capture global market share. (Churn rate is the percentage of subscribers to a service that discontinue their subscription to that service in a given time period. In order for a company to expand its clientele, its growth rate (i.e. its number of new customers) must exceed its churn rate.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A

We initiated a Fund position in Allergan during the Reporting Period, a global pharmaceutical company that resulted from the merger of Actavis and Allergan. The combined company creates one of the top ten global pharmaceutical companies as measured by revenues. In our view, the company should continue to benefit from industry consolidation. We believe the company has a proven management team that strives to engage in value accretive deals. During the Reporting Period, it was announced that Allergan would sell its generic pharmaceutical business. At the end of the Reporting Period, we believe the announced

PORTFOLIO RESULTS

sale was positive and believed the company’s cash proceeds may be used for further merger and acquisition activity. In our view, these developments present compelling upside, and the pullback the company’s shares had experienced offered us an attractive opportunity to start a position in what we consider a high quality, industry leading business.

We established a Fund position in MasterCard. We believe current macro trends are supportive of financial services and that MasterCard could be a key beneficiary. In particular, the company has deep exposure to emerging markets, where consumer card spending has seen recovery and is supported by promotional government efforts. We saw a favorable risk/ reward tradeoff in the name and purchased it for the Fund at what we believed to be an attractive valuation.

Conversely, we sold the Fund’s position in leading online retailer eBay. Our concern about eBay is that the recovery in its Marketplaces business may take longer than originally anticipated and pressure its margins. While the pending spinoff of PayPal could be a catalyst for the stock, we believe there is also risk, as the structure of the operating agreements between the two businesses could impact future investment plans and margins for the company. Although the company’s risk/reward profile is still relatively attractive, in our view, we believe our upside scenario for the company became less probable. Therefore, we exited the position to fund higher conviction ideas.

We sold the Fund’s position in metal component manufacturer Precision Castparts. We remained confident in the company’s underlying fundamentals, however weakened power generation sales and macroeconomic headwinds slowed the trajectory of its revenue. We also remained optimistic about Precision Castparts’ ability to navigate through the secular headwinds created by volatility in the energy sector, but we decided to sell and allocate capital to other ideas with what we considered to be better risk/reward opportunities.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to financials and energy increased and its allocations to consumer discretionary and industrials decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2015?

A	At the end of August 2015, the Fund had overweighted positions relative to the Russell Index in the financials and energy sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials and health care. The Fund was rather neutrally weighted to the Russell Index in consumer staples, information technology, consumer discretionary and materials and had no positions at all in utilities and telecommunication services on August 31, 2015.

FUND BASICS

Strategic Growth Fund

as of August 31, 2015

PERFORMANCE REVIEW
September 1, 2014–August 31, 2015	Fund Total Return (based on NAV)[1]	Russell 1000 Growth Index[2]
Class A	3.09%	4.26%
Class C	2.23	4.26
Institutional	3.43	4.26
Service	2.93	4.26
Class IR	3.34	4.26
Class R	2.78	4.26
July 31, 2015–August 31, 2015
Class R6	-6.21%	-6.07%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000 Growth Index is an unmanaged market capitalization weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	4.98%	15.19%	7.20%	3.39%	5/24/99
Class C	9.09	15.64	7.00	2.99	5/24/99
Institutional	11.45	16.96	8.24	4.16	5/24/99
Service	10.93	16.43	7.77	3.74	5/24/99
Class IR	11.36	16.76	N/A	16.47	1/06/09
Class R6	N/A	N/A	N/A	N/A	7/31/15
Class R	10.81	16.29	N/A	15.97	1/06/09

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R6 and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.16%	1.53%
Class C	1.91	2.28
Institutional	0.76	1.13
Service	1.26	1.63
Class IR	0.91	1.28
Class R6	0.74	1.11
Class R	1.38	1.75

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 31, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/15[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	6.5%	Computers & Peripherals
Amazon.com, Inc.	3.1	Internet & Catalog Retail
Facebook, Inc. Class A	3.0	Internet Software & Services
Google, Inc. Class A	2.7	Internet Software & Services
Equinix, Inc.	2.5	Real Estate Investment Trusts
Costco Wholesale Corp.	2.5	Food & Staples Retailing
American Tower Corp.	2.3	Real Estate Investment Trusts
Google, Inc. Class C	2.2	Internet Software & Services
NIKE, Inc. Class B	2.1	Textiles, Apparel & Luxury Goods
Honeywell International, Inc.	2.0	Aerospace & Defense

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of August 31, 2015

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Performance Summary

August 31, 2015

The following graph shows the value, as of August 31, 2015, of a $1,000,000 investment made on September 1, 2005 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Strategic Growth Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2005 through August 31, 2015.

Average Annual Total Return through August 31, 2015	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 24, 1999)
Excluding sales charges	3.09%	15.49%	7.20%	3.52%
Including sales charges	-2.61%	14.18%	6.59%	3.16%

Class C (Commenced May 24, 1999)
Excluding contingent deferred sales charges	2.23%	14.61%	6.40%	2.75%
Including contingent deferred sales charges	1.21%	14.61%	6.40%	2.75%

Institutional Class (Commenced May 24, 1999)	3.43%	15.95%	7.62%	3.93%

Service Class (Commenced May 24, 1999)	2.93%	15.41%	7.16%	3.51%

Class IR (Commenced January 6, 2009)	3.34%	15.75%	N/A	15.49%

Class R (Commenced January 6, 2009)	2.78%	15.24%	N/A	14.99%

Class R6 (Commenced July 31, 2015)	N/A	N/A	N/A	-6.21%*

*	Total return for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Goldman Sachs Technology Opportunities Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowing for investment purposes (measured at time of purchase) in equity investments in technology companies. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in approximately 30-40 companies that are considered by the Investment Adviser to benefit from the proliferation of technology. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets measured at the time of purchase in foreign securities, including securities of issuers in countries with emerging markets or economies and securities quoted in foreign currencies. The Fund may also invest in privately held companies and companies that only recently began to trade publicly.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Technology Opportunities Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service and IR Shares generated average annual total returns, without sales charges, of 2.31%, 1.53%, 2.68%, 2.17% and 2.54%, respectively. These returns compare to the 3.72% average annual total return of the Fund’s benchmark, the S&P North American Technology Sector Index (the “S&P Technology Index”), during the same period. The Fund’s former benchmark, the NASDAQ Composite Index (the “NASDAQ Index”), returned 5.49% during the Reporting Period.

Q	Were there any changes to the Fund during the Reporting Period?

A	Effective December 29, 2014, the primary benchmark for the Fund was changed from the NASDAQ Index to the S&P Technology Index. Effective July 31, 2015, the Fund’s name was changed from the Goldman Sachs Technology Tollkeeper Fund to the Goldman Sachs Technology Opportunities Fund.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated solid absolute gains, but while stock selection overall contributed positively to its performance relative to the S&P Technology Index during the Reporting Period, it was virtually offset by sector allocation as a whole, which detracted.

Q	Which equity market sectors most significantly affected Fund performance?

A	As both the Fund and the S&P Technology Index have the majority of their respective assets allocated to the information technology sector, broad equity market sector performance generally does not have a meaningful impact on relative performance. That said, detracting most from the Fund’s relative results was weak stock selection in consumer discretionary and having exposure to the telecommunication services sector, which is not a component of the S&P Technology Index but which lagged the S&P Technology Index during the Reporting Period. Effective stock selection in the information technology sector and having exposure to the financials sector, which is not a component of the S&P Technology Index but which outpaced the S&P Technology Index, boosted the Fund’s relative results most.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in professional networking site LinkedIn, leading Internet radio company Pandora Media and leading information storage company EMC.

LinkedIn’s stock reacted negatively following its first quarter 2015 earnings release, mainly based on weaker than expected forward guidance and light revenue contribution from its recent acquisition of Lynda.com. Its shares declined further after the release of the company’s second quarter 2015 earnings. While its second quarter 2015 earnings beat estimates, the market appeared to focus more on weaker

PORTFOLIO RESULTS

display pricing and revenues. At the end of the Reporting Period, LinkedIn remained a high conviction name and what we view as a fundamentally sound growth company that presents attractive upside as it ventures into open-ended market opportunities and further evolves its advertisement platform.

Despite announcing positive third quarter 2014 results and strong fourth quarter 2014 guidance, Pandora Media’s shares fell on weaker than expected active listener growth. Its management also announced that growing active listeners may be more challenging in the future due to an increasingly competitive environment. Later in the Reporting Period, its shares declined after the company released its fourth quarter 2014 earnings and gave weaker than expected guidance for 2015. At the end of the Reporting Period, we remained positive on Pandora Media’s growing advertising opportunity due to its high user engagement and leading market position.

EMC was a top detractor from the Fund’s performance during the Reporting Period. While the company reported in-line 2014 results and margin improvement across all of its businesses, its guidance for 2015 fell short of market expectations. In our view, the company’s fundamentals are stronger than the guidance implied. We believe EMC is a market leader in storage, and, in our view, has the opportunity to continue to take share in a relatively fragmented market. At the end of the Reporting Period, we believe the company was well positioned to take advantage of future technological changes as what we consider to be its forward-looking management team has a history of embracing and driving change.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the S&P Technology Index from positions in data center real estate investment trust (“REIT”) Equinix, cloud-based software-as-a-service (“SaaS”) provider ServiceNow and international core system software provider Guidewire Software.

Equinix was a strong contributor to the Fund’s performance during the Reporting Period. The company reported strong first and second quarter 2015 numbers, and as a result, raised its full year 2015 guidance. Most notably perhaps, its revenues and earnings saw significant growth on a year over year basis. Additionally, its operating leverage returned to the business after a span of systems investment and international expansion. In our view, these factors present a favorable set-up for Equinix’s recurring revenue business model, which should benefit from the higher service pricing and low customer churn rate environment. At the end of the Reporting Period, we believed Equinix was poised for growth should it continue to unlock cost synergies through various investments and to capture global market share. (Churn rate is the percentage of subscribers to a service that discontinue their subscription to that service in a given time period. In order for a company to expand its clientele, its growth rate (i.e. its number of new customers) must exceed its churn rate.)

ServiceNow’s strong performance was driven by the release of relatively strong quarterly earnings reports. In our view, the market is undervaluing a company with strong fundamentals and accelerating user growth in an industry with high barriers to entry. We believe the company should continue to generate value for shareholders should it realize synergies from recent acquisitions and further develop its product pipeline as anticipated.

The strong performance of Guidewire Software was largely attributable to generally positive earnings results, driven by solid execution, notable customer wins and an improving outlook. Additionally, Guidewire Software demonstrated strong technological platform adoption late in the Reporting Period with its announcement of one of its largest customer acquisitions to date, Farmers Insurance. We opted to exit this position, taking profits.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in NXP Semiconductors during the Reporting Period. We believe the company’s recent consolidation to its core semiconductor business could generate significant cost synergies and economic scale, which may translate to accelerated earnings growth in the long run. We further believe NXP Semiconductors should continue to be well received by investors, as it maintains market leadership in key product segments and benefits from secular trends in technology.

We established a Fund position in information technology company Intuit, whose products include QuickBooks, TurboTax and Quicken. We believe Intuit should see relatively stable pricing and demand for its core businesses

PORTFOLIO RESULTS

over the long term. Furthermore, the company should be able to launch scalable new products, which can increase revenue with similar profit margins, in our view. Finally, we believe the company is well positioned to successfully make the transition from desktop and licensing to online subscriptions in the future.

Conversely, in addition to those sales already mentioned, we exited the Fund’s position in Xilinx, a leading programmable logic devices (“PLDs”) company. During 2014, shares of Xilinx were volatile, as the pace of wireless network build-outs in China were slower than expected and wireline capital spending in the U.S. was impacted by regulatory uncertainty. During the last months of 2014, however, the stock rallied strongly off of its lows, and we used that as an opportunity to exit the position for another semiconductor company.

We sold the Fund’s position in leading online retailer eBay. Our concern about eBay is that the recovery in its Marketplaces business may take longer than originally anticipated and pressure its margins. While the pending spinoff of PayPal could be a catalyst for the stock, we believe there is also risk, as the structure of the operating agreements between the two businesses could impact future investment plans and margins for the company. Although the company’s risk/reward profile is still relatively attractive, in our view, we believe our upside scenario for the company became less probable. Therefore, we exited the position to fund higher conviction ideas.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. During this Reporting Period, some of the changes were due to the change in benchmark index. Thus, on an absolute basis, during the Reporting Period, the Fund’s exposure to financials increased and its exposure to consumer discretionary decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2015?

A	At the end of August 2015, the Fund was underweighted relative to the S&P Technology Index in the information technology sector and was more modestly underweighted to the S&P Technology Index in the consumer discretionary sector, the only other component of the S&P Technology Index. On the same date, the Fund had exposure to the financials and telecommunication services sectors.

FUND BASICS

Technology Opportunities Fund

as of August 31, 2015

PERFORMANCE REVIEW
September 1, 2014–August 31, 2015	Fund Total Return (based on NAV)[1]	S&P North American Technology Sector Index[2]	NASDAQ Composite Index[3]
Class A	2.31%	3.72%	5.49%
Class C	1.53	3.72	5.49
Institutional	2.68	3.72	5.49
Service	2.17	3.72	5.49
Class IR	2.54	3.72	5.49

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P North American Technology Sector Index provides investors with a benchmark that represents U.S. securities classified under the GICS® technology sector and Internet retail sub-industry.

[3]	As of December 29, 2014, the Fund’s benchmark was changed from the NASDAQ Composite Index to the S&P North American Technology Sector Index. The Investment Adviser believes that the S&P North American Technology Sector Index is a more appropriate index against which to measure performance. In connection with this benchmark change, there was no change to the investment philosophy or strategy of the Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and small-cap stocks. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 6/30/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	3.46%	13.63%	9.72%	4.29%	10/1/99
Class C	7.66	14.08	9.51	3.88	10/1/99
Institutional	9.94	15.39	10.77	5.09	10/1/99
Service	9.43	14.82	10.24	4.58	10/1/99
Class IR	9.84	N/A	N/A	12.33	9/30/10

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.47%	1.54%
Class C	2.22	2.29
Institutional	1.07	1.14
Service	1.57	1.64
Class IR	1.22	1.29

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 31, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/15[6]
Holding	% of Net Assets	Line of Business
Apple, Inc.	8.2%	Computers & Peripherals
Google, Inc. Class A	4.5	Internet Software & Services
Facebook, Inc. Class A	4.2	Internet Software & Services
Amazon.com, Inc.	4.0	Internet & Catalog Retail
Google, Inc. Class C	3.8	Internet Software & Services
EMC Corp.	3.7	Computers & Peripherals
LinkedIn Corp. Class A	3.7	Internet Software & Services
American Tower Corp.	3.5	Real Estate Investment Trusts
ServiceNow, Inc.	3.4	Software
NXP Semiconductors NV	3.4	Semiconductors & Semiconductor Equipment

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[7]
As of August 31, 2015

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Performance Summary

August 31, 2015

The following graph shows the value as of August 31, 2015, of a $10,000 investment made on September 1, 2005 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s current benchmark (effective December 29, 2014), the S&P North American Technology Sector Index, and the Fund’s former benchmark, the NASDAQ Composite Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class C, Institutional, Service and IR Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Technology Opportunities Fund’s 10 Year Performance

Performance of a $10,000 Investment, including any applicable sales charges, with distributions reinvested, from September 1, 2005 through August 31, 2015.

Average Annual Total Return through August 31, 2015	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced October 1, 1999)
Excluding sales charges	2.31%	13.53%	9.54%	4.44%
Including sales charges	-3.30%	12.25%	8.92%	4.07%

Class C (Commenced October 1, 1999)
Excluding contingent deferred sales charges	1.53%	12.69%	8.71%	3.65%
Including contingent deferred sales charges	0.52%	12.69%	8.71%	3.65%

Institutional Class (Commenced October 1, 1999)	2.68%	13.98%	9.96%	4.86%

Service Class (Commenced October 1, 1999)	2.17%	13.45%	9.43%	4.36%

Class IR (Commenced September 30, 2010)	2.54%	N/A	N/A	11.28%

GOLDMAN SACHS CAPITAL GROWTH FUND

Schedule of Investments

August 31, 2015

Shares	Description	Value

Common Stocks – 99.2%
Aerospace & Defense – 3.5%
158,888	Honeywell International, Inc.	$15,772,812
104,730	The Boeing Co.	13,686,116
37,413	United Technologies Corp.	3,427,405

		32,886,333

Airlines* – 0.6%
91,860	United Continental Holdings, Inc.	5,233,264

Auto Components – 0.8%
177,884	BorgWarner, Inc.	7,762,858

Automobiles* – 0.3%
12,559	Tesla Motors, Inc.	3,127,945

Beverages – 0.8%
197,574	The Coca-Cola Co.	7,768,610

Biotechnology – 6.9%
53,536	Alexion Pharmaceuticals, Inc.*	9,218,364
15,186	Alkermes PLC*	904,478
50,232	Amgen, Inc.	7,624,213
42,530	Biogen, Inc.*	12,644,169
46,732	Celgene Corp.*	5,518,114
102,005	Cepheid, Inc.*	4,971,724
127,299	Gilead Sciences, Inc.	13,375,306
75,932	Vertex Pharmaceuticals, Inc.*	9,682,849

		63,939,217

Building Products – 1.0%
192,442	Fortune Brands Home & Security, Inc.	9,208,350

Capital Markets* – 0.2%
9,061	Affiliated Managers Group, Inc.	1,689,333

Chemicals – 3.3%
35,673	Airgas, Inc.	3,443,158
73,561	Ashland, Inc.	7,721,698
394,064	Axalta Coating Systems Ltd.*	11,502,728
29,602	The Sherwin-Williams Co.	7,572,488

		30,240,072

Commercial Banks – 1.0%
151,634	First Republic Bank	9,145,047

Communications Equipment – 0.3%
57,932	QUALCOMM, Inc.	3,277,793

Computers & Peripherals – 7.6%
532,552	Apple, Inc.	60,050,563
406,531	EMC Corp.	10,110,426

		70,160,989

Consumer Finance – 1.9%
84,380	American Express Co.	6,473,633
329,520	Navient Corp.	4,214,561
786,343	SLM Corp.*	6,668,189

		17,356,383

Containers & Packaging – 0.4%
61,924	Avery Dennison Corp.	3,596,546

Common Stocks – (continued)
Distributors* – 0.7%
218,152	LKQ Corp.	$6,542,378

Diversified Financial Services – 1.5%
59,447	Intercontinental Exchange, Inc.	13,578,289

Electrical Equipment* – 0.8%
80,045	Generac Holdings, Inc.	2,474,992
95,488	Sensata Technologies Holding NV	4,526,131

		7,001,123

Electronic Equipment, Instruments & Components – 0.5%
88,232	Amphenol Corp. Class A	4,619,827

Energy Equipment & Services – 0.2%
27,168	Baker Hughes, Inc.	1,521,408

Food & Staples Retailing – 3.9%
89,958	Costco Wholesale Corp.	12,598,618
174,429	Walgreens Boots Alliance, Inc.	15,096,830
268,371	Whole Foods Market, Inc.	8,791,834

		36,487,282

Food Products – 2.4%
76,653	Keurig Green Mountain, Inc.	4,338,560
131,693	McCormick & Co., Inc.	10,440,621
129,431	The Hain Celestial Group, Inc.*	7,877,170

		22,656,351

Health Care Equipment & Supplies – 1.9%
158,777	Abbott Laboratories	7,191,010
13,593	Intuitive Surgical, Inc.*	6,945,344
38,362	Stryker Corp.	3,784,411

		17,920,765

Health Care Providers & Services – 2.7%
59,408	Aetna, Inc.	6,803,404
45,747	Cardinal Health, Inc.	3,763,606
20,664	Henry Schein, Inc.*	2,827,042
57,099	McKesson Corp.	11,281,620

		24,675,672

Health Care Technology* – 0.7%
108,277	Cerner Corp.	6,687,187

Hotels, Restaurants & Leisure – 4.8%
4,425	Chipotle Mexican Grill, Inc.*	3,141,794
285,354	Hilton Worldwide Holdings, Inc.	7,085,340
38,098	Panera Bread Co. Class A*	6,792,874
290,959	Starbucks Corp.	15,918,367
148,421	Yum! Brands, Inc.	11,839,543

		44,777,918

Household Durables* – 0.3%
50,023	Jarden Corp.	2,568,181

Household Products – 1.5%
225,365	Colgate-Palmolive Co.	14,155,176

Industrial Conglomerates – 0.6%
65,229	Danaher Corp.	5,676,228

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS CAPITAL GROWTH FUND

Schedule of Investments (continued)

August 31, 2015

Shares	Description	Value

Common Stocks – (continued)
Internet & Catalog Retail* – 4.4%
40,227	Amazon.com, Inc.	$20,632,026
102,260	Netflix, Inc.	11,762,968
6,979	The Priceline Group, Inc.	8,714,258

		41,109,252

Internet Software & Services* – 7.7%
29,036	Demandware, Inc.	1,619,918
97,129	eBay, Inc.	2,633,167
235,580	Facebook, Inc. Class A	21,067,919
26,966	Google, Inc. Class A	17,469,114
28,284	Google, Inc. Class C	17,486,583
55,586	LinkedIn Corp. Class A	10,038,832
31,144	Twitter, Inc.	865,492

		71,181,025

IT Services – 3.6%
11,711	Alliance Data Systems Corp.*	3,011,952
81,309	Black Knight Financial Services, Inc. Class A*	2,640,103
25,464	Fidelity National Information Services, Inc.	1,758,544
45,642	Fiserv, Inc.*	3,891,893
27,255	FleetCor Technologies, Inc.*	4,065,356
20,499	Global Payments, Inc.	2,283,384
107,475	MasterCard, Inc. Class A	9,927,466
97,129	PayPal Holdings, Inc.*	3,399,515
76,373	Sabre Corp.	2,078,873

		33,057,086

Life Sciences Tools & Services – 0.4%
93,936	Agilent Technologies, Inc.	3,410,816

Machinery – 1.3%
31,342	Caterpillar, Inc.	2,395,783
43,632	Cummins, Inc.	5,312,196
73,774	Ingersoll-Rand PLC	4,078,964

		11,786,943

Media – 4.9%
243,160	Comcast Corp. Class A	13,697,203
209,903	The Walt Disney Co.	21,384,917
372,356	Twenty-First Century Fox, Inc. Class A	10,198,831

		45,280,951

Oil, Gas & Consumable Fuels – 0.6%
25,074	Anadarko Petroleum Corp.	1,794,797
19,594	Concho Resources, Inc.*	2,119,287
25,989	Valero Energy Corp.	1,542,187

		5,456,271

Pharmaceuticals – 3.9%
191,998	AbbVie, Inc.	11,982,595
31,667	Allergan PLC*	9,618,535
47,452	Bristol-Myers Squibb Co.	2,821,971
47,898	Eli Lilly & Co.	3,944,400

Common Stocks – (continued)
Pharmaceuticals – (continued)
90,299	Mylan NV*	$4,477,927
15,747	Shire PLC ADR	3,653,304

		36,498,732

Real Estate Investment Trusts – 2.4%
130,225	American Tower Corp.	12,005,443
37,999	Equinix, Inc.	10,250,990

		22,256,433

Real Estate Management & Development* – 0.5%
142,263	CBRE Group, Inc. Class A	4,555,261

Road & Rail – 1.9%
127,535	Kansas City Southern	11,827,596
314,944	Swift Transportation Co.*	6,138,258

		17,965,854

Semiconductors & Semiconductor Equipment – 1.1%
113,437	Applied Materials, Inc.	1,824,634
51,720	NXP Semiconductors NV*	4,378,098
60,842	Qorvo, Inc.*	3,377,340
68,671	SunEdison, Inc.*	714,178

		10,294,250

Software – 5.4%
45,802	Adobe Systems, Inc.*	3,598,663
85,566	Intuit, Inc.	7,337,285
187,663	Microsoft Corp.	8,167,094
407,707	Oracle Corp.	15,121,853
70,393	salesforce.com, Inc.*	4,882,458
51,949	ServiceNow, Inc.*	3,686,301
57,002	Splunk, Inc.*	3,532,414
18,894	Tableau Software, Inc. Class A*	1,779,248
21,601	VMware, Inc. Class A*	1,709,719

		49,815,035

Specialty Retail – 5.2%
52,692	Advance Auto Parts, Inc.	9,234,273
108,590	L Brands, Inc.	9,110,701
165,535	The Home Depot, Inc.	19,278,206
67,102	Ulta Salon, Cosmetics & Fragrance, Inc.*	10,608,155

		48,231,335

Textiles, Apparel & Luxury Goods – 3.2%
410,939	Kate Spade & Co.*	7,791,403
99,282	NIKE, Inc. Class B	11,094,764
93,984	PVH Corp.	11,182,216

		30,068,383

Tobacco – 1.6%
80,494	Altria Group, Inc.	4,312,869
133,698	Philip Morris International, Inc.	10,669,100

		14,981,969

TOTAL COMMON STOCKS
(Cost $725,095,343)		$920,210,121

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(a) – 0.9%
Repurchase Agreements – 0.9%
Joint Repurchase Agreement Account II
$8,600,000	0.146%	09/01/15	$8,600,000
(Cost $8,600,000)

TOTAL INVESTMENTS – 100.1%
(Cost $733,695,343)			$928,810,121

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%			(737,110)

NET ASSETS – 100.0%			$928,073,011

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on August 31, 2015. Additional information appears on page 87.

Investment Abbreviation:
ADR	-American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Schedule of Investments

August 31, 2015

Shares	Description	Value

Common Stocks – 99.8%
Aerospace & Defense – 2.9%
49,765	Honeywell International, Inc.	$4,940,171

Auto Components – 1.4%
55,262	BorgWarner, Inc.	2,411,634

Biotechnology* – 5.5%
14,728	Alexion Pharmaceuticals, Inc.	2,536,014
13,600	Biogen, Inc.	4,043,280
20,484	Vertex Pharmaceuticals, Inc.	2,612,120

		9,191,414

Chemicals – 1.8%
11,782	The Sherwin-Williams Co.	3,013,953

Computers & Peripherals – 9.5%
103,090	Apple, Inc.	11,624,429
170,113	EMC Corp.	4,230,710

		15,855,139

Consumer Finance* – 2.0%
391,517	SLM Corp.	3,320,064

Diversified Financial Services – 1.9%
14,032	Intercontinental Exchange, Inc.	3,205,049

Energy Equipment & Services – 1.9%
79,933	Halliburton Co.	3,145,363

Food & Staples Retailing – 8.2%
42,113	Costco Wholesale Corp.	5,897,926
55,432	Walgreens Boots Alliance, Inc.	4,797,639
90,588	Whole Foods Market, Inc.	2,967,663

		13,663,228

Food Products – 2.0%
42,096	McCormick & Co., Inc.	3,337,371

Health Care Equipment & Supplies – 2.3%
86,889	Abbott Laboratories	3,935,203

Health Care Providers & Services – 2.1%
18,079	McKesson Corp.	3,572,049

Health Care Technology* – 2.1%
56,410	Cerner Corp.	3,483,882

Hotels, Restaurants & Leisure – 4.7%
75,776	Starbucks Corp.	4,145,705
46,049	Yum! Brands, Inc.	3,673,329

		7,819,034

Household Products – 2.1%
55,313	Colgate-Palmolive Co.	3,474,209

Internet & Catalog Retail* – 6.7%
11,487	Amazon.com, Inc.	5,891,567
4,225	The Priceline Group, Inc.	5,275,504

		11,167,071

Common Stocks – (continued)
Internet Software & Services* – 11.7%
72,547	Facebook, Inc. Class A	$6,487,878
9,298	Google, Inc. Class A	6,023,430
5,515	Google, Inc. Class C	3,409,649
19,699	LinkedIn Corp. Class A	3,557,640

		19,478,597

IT Services – 4.0%
18,698	FleetCor Technologies, Inc.*	2,788,994
41,563	MasterCard, Inc. Class A	3,839,174

		6,628,168

Machinery – 1.8%
53,735	Ingersoll-Rand PLC	2,971,008

Pharmaceuticals* – 4.2%
15,950	Allergan PLC	4,844,653
42,913	Mylan NV	2,128,056

		6,972,709

Real Estate Investment Trusts – 6.9%
63,441	American Tower Corp.	5,848,626
21,396	Equinix, Inc.	5,771,999

		11,620,625

Road & Rail – 2.3%
41,587	Kansas City Southern	3,856,778

Semiconductors & Semiconductor Equipment* – 1.7%
33,986	NXP Semiconductors NV	2,876,915

Software – 3.4%
87,822	Oracle Corp.	3,257,318
33,205	ServiceNow, Inc.*	2,356,227

		5,613,545

Textiles, Apparel & Luxury Goods – 6.7%
112,238	Kate Spade & Co.*	2,128,033
41,587	NIKE, Inc. Class B	4,647,347
36,836	PVH Corp.	4,382,747

		11,158,127

TOTAL COMMON STOCKS
(Cost $139,517,312)		$166,711,306

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(a) – 0.2%
Repurchase Agreements – 0.2%
Joint Repurchase Agreement Account II
$300,000	0.146%	09/01/15	$300,000
(Cost $300,000)

TOTAL INVESTMENTS – 100.0%
(Cost $139,817,312)			$167,011,306

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.0)%			(26,784)

NET ASSETS – 100.0%			$166,984,522

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on August 31, 2015. Additional information appears on page 87.

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS DYNAMIC U.S. EQUITY FUND

Schedule of Investments

August 31, 2015

Shares	Description	Value

Common Stocks – 96.2%
Aerospace & Defense – 2.8%
3,304	The Boeing Co.	$431,767

Biotechnology* – 2.3%
536	Biogen, Inc.	159,353
1,442	Vertex Pharmaceuticals, Inc.	183,884

		343,237

Commercial Banks – 8.8%
44,266	Bank of America Corp.	723,306
9,665	JPMorgan Chase & Co.	619,527

		1,342,833

Computers & Peripherals – 6.7%
4,880	Apple, Inc.	550,269
19,075	EMC Corp.	474,395

		1,024,664

Diversified Financial Services – 1.9%
1,241	Intercontinental Exchange, Inc.	283,457

Diversified Telecommunication Services – 2.4%
7,922	Verizon Communications, Inc.	364,491

Electric Utilities – 1.4%
6,384	FirstEnergy Corp.	204,033

Food & Staples Retailing – 7.4%
2,119	Costco Wholesale Corp.	296,766
3,885	Walgreens Boots Alliance, Inc.	336,247
15,204	Whole Foods Market, Inc.	498,083

		1,131,096

Food Products – 3.0%
5,937	ConAgra Foods, Inc.	247,454
2,623	McCormick & Co., Inc.	207,951

		455,405

Health Care Equipment & Supplies – 2.0%
6,810	Abbott Laboratories	308,425

Hotels, Restaurants & Leisure – 1.6%
4,555	Starbucks Corp.	249,204

Household Products – 1.5%
3,522	Colgate-Palmolive Co.	221,217

Industrial Conglomerates – 5.1%
31,117	General Electric Co.	772,324

Insurance – 9.3%
8,337	American International Group, Inc.	503,055
5,285	MetLife, Inc.	264,779
5,655	Prudential Financial, Inc.	456,358
4,099	The Hartford Financial Services Group, Inc.	188,349

		1,412,541

Common Stocks – (continued)
Internet & Catalog Retail* – 4.5%
869	Amazon.com, Inc.	$445,701
195	The Priceline Group, Inc.	243,485

		689,186

Internet Software & Services* – 5.0%
480	Google, Inc. Class A	310,954
334	Google, Inc. Class C	206,495
1,362	LinkedIn Corp. Class A	245,977

		763,426

Media – 1.5%
5,622	Viacom, Inc. Class B	229,209

Oil, Gas & Consumable Fuels – 6.6%
6,848	Devon Energy Corp.	292,136
3,944	Exxon Mobil Corp.	296,746
25,730	Southwestern Energy Co.*	417,855

		1,006,737

Pharmaceuticals – 7.9%
1,455	Allergan PLC*	441,941
4,905	Mylan NV*	243,239
16,131	Pfizer, Inc.	519,741

		1,204,921

Real Estate Investment Trusts – 3.3%
3,292	American Tower Corp.	303,489
740	Equinix, Inc.	199,630

		503,119

Road & Rail – 4.2%
20,197	Hertz Global Holdings, Inc.*	372,230
2,847	Kansas City Southern	264,031

		636,261

Software* – 0.9%
1,851	ServiceNow, Inc.	131,347

Specialty Retail – 1.9%
8,754	The Gap, Inc.	287,219

Textiles, Apparel & Luxury Goods – 4.2%
4,086	NIKE, Inc. Class B	456,611
1,535	PVH Corp.	182,634

		639,245

TOTAL COMMON STOCKS
(Cost $13,417,513)		$14,635,364

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC U.S. EQUITY FUND

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(a) – 7.2%
Repurchase Agreements – 7.2%
Joint Repurchase Agreement Account II
$1,100,000	0.146%	09/01/15	$1,100,000
(Cost $1,100,000)

TOTAL INVESTMENTS – 103.4%
(Cost $14,517,513)			$15,735,364

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.4)%			(512,126)

NET ASSETS – 100.0%			$15,223,238

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on August 31, 2015. Additional information appears on page 87.

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

Schedule of Investments

August 31, 2015

Shares	Description	Value

Common Stocks – 98.3%
Aerospace & Defense – 1.0%
1,707	Honeywell International, Inc.	$169,454

Auto Components – 0.5%
2,151	BorgWarner, Inc.	93,870

Beverages – 0.7%
2,257	Coca-Cola Enterprises, Inc.	116,213

Biotechnology – 6.7%
1,520	Alkermes PLC*	90,531
1,657	Amgen, Inc.	251,499
639	Biogen, Inc.*	189,975
1,426	Celgene Corp.*	168,382
2,954	Cepheid, Inc.*	143,978
1,650	Gilead Sciences, Inc.	173,366
582	Medivation, Inc.*	51,251
943	Vertex Pharmaceuticals, Inc.*	120,251

		1,189,233

Building Products – 0.7%
2,584	Fortune Brands Home & Security, Inc.	123,644

Chemicals – 2.1%
548	Ashland, Inc.	57,524
7,889	Axalta Coating Systems Ltd.*	230,280
362	The Sherwin-Williams Co.	92,603

		380,407

Commercial Banks – 2.0%
3,055	Eagle Bancorp, Inc.*	128,035
3,785	First Republic Bank	228,273

		356,308

Commercial Services & Supplies – 1.9%
4,232	Healthcare Services Group, Inc.	141,518
4,148	Interface, Inc.	100,548
674	Stericycle, Inc.*	95,128

		337,194

Communications Equipment – 0.7%
2,313	QUALCOMM, Inc.	130,870

Computers & Peripherals – 6.8%
8,855	Apple, Inc.	998,490
8,220	EMC Corp.	204,431

		1,202,921

Consumer Finance – 1.2%
4,746	Navient Corp.	60,702
18,711	SLM Corp.*	158,669

		219,371

Distributors* – 0.5%
3,125	LKQ Corp.	93,719

Diversified Financial Services – 1.3%
1,003	Intercontinental Exchange, Inc.	229,095

Diversified Telecommunication Services* – 0.7%
2,608	Level 3 Communications, Inc.	116,656

Common Stocks – (continued)
Electrical Equipment – 1.3%
691	Hubbell, Inc. Class B	$68,181
3,537	Sensata Technologies Holding NV*	167,654

		235,835

Electronic Equipment, Instruments & Components – 1.0%
3,462	Amphenol Corp. Class A	181,270

Energy Equipment & Services – 1.3%
1,105	Dril-Quip, Inc.*	76,179
3,894	Halliburton Co.	153,229

		229,408

Food & Staples Retailing – 4.0%
2,054	Costco Wholesale Corp.	287,663
3,353	Walgreens Boots Alliance, Inc.	290,202
4,238	Whole Foods Market, Inc.	138,837

		716,702

Food Products – 3.5%
3,007	Blue Buffalo Pet Products, Inc.*	76,829
4,652	Freshpet, Inc.*	60,430
1,244	Keurig Green Mountain, Inc.	70,410
1,981	McCormick & Co., Inc.	157,054
2,020	The Hain Celestial Group, Inc.*	122,937
1,592	TreeHouse Foods, Inc.*	126,357

		614,017

Health Care Equipment & Supplies – 1.9%
3,233	Abbott Laboratories	146,423
1,007	DexCom, Inc.*	94,799
688	Teleflex, Inc.	89,990

		331,212

Health Care Providers & Services – 2.9%
1,332	Acadia Healthcare Co., Inc.*	97,276
772	Adeptus Health, Inc. Class A*	76,922
817	Henry Schein, Inc.*	111,774
802	McKesson Corp.	158,459
2,010	Surgical Care Affiliates, Inc.*	73,466

		517,897

Health Care Technology* – 1.1%
1,409	Cerner Corp.	87,020
6,157	Evolent Health, Inc. Class A	104,669

		191,689

Hotels, Restaurants & Leisure – 4.5%
66	Chipotle Mexican Grill, Inc.*	46,860
1,076	Panera Bread Co. Class A*	191,851
4,712	Starbucks Corp.	257,793
2,584	Yum! Brands, Inc.	206,126
2,792	Zoe’s Kitchen, Inc.*	96,436

		799,066

Household Durables* – 1.1%
2,569	Jarden Corp.	131,893
2,694	M/I Homes, Inc.	67,296

		199,189

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)
Household Products – 0.8%
2,148	Colgate-Palmolive Co.	$134,916

Industrial Conglomerates – 0.7%
1,521	Danaher Corp.	132,357

Internet & Catalog Retail* – 3.9%
772	Amazon.com, Inc.	395,951
972	Netflix, Inc.	111,809
142	The Priceline Group, Inc.	177,307

		685,067

Internet Software & Services* – 7.9%
1,553	Demandware, Inc.	86,642
2,387	eBay, Inc.	64,711
3,947	Facebook, Inc. Class A	352,980
556	Google, Inc. Class A	360,188
559	Google, Inc. Class C	345,602
848	LinkedIn Corp. Class A	153,149
4,546	OPOWER, Inc.	41,187

		1,404,459

IT Services – 4.9%
5,532	Black Knight Financial Services, Inc. Class A*	179,624
1,055	Fidelity National Information Services, Inc.	72,858
752	FleetCor Technologies, Inc.*	112,168
1,234	Global Payments, Inc.	137,455
2,413	MasterCard, Inc. Class A	222,889
2,387	PayPal Holdings, Inc.*	83,545
2,130	Sabre Corp.	57,979

		866,518

Life Sciences Tools & Services – 0.7%
2,053	Agilent Technologies, Inc.	74,544
1,066	PerkinElmer, Inc.	51,893

		126,437

Machinery – 2.1%
1,547	Graco, Inc.	106,728
724	IDEX Corp.	52,005
2,281	Ingersoll-Rand PLC	126,116
779	The Middleby Corp.*	84,560

		369,409

Media – 1.8%
3,306	Comcast Corp. Class A	186,227
4,951	Twenty-First Century Fox, Inc. Class A	135,608

		321,835

Multiline Retail* – 0.7%
2,167	Burlington Stores, Inc.	115,046

Oil, Gas & Consumable Fuels – 0.5%
1,202	Anadarko Petroleum Corp.	86,039

Pharmaceuticals – 2.5%
1,453	AbbVie, Inc.	90,682
587	Allergan PLC*	178,296

Common Stocks – (continued)
Pharmaceuticals – (continued)
1,982	Mylan NV*	$98,287
364	Shire PLC ADR	84,448

		451,713

Real Estate Investment Trusts – 2.6%
2,000	American Tower Corp.	184,380
1,029	Equinix, Inc.	277,593

		461,973

Real Estate Management & Development* – 0.7%
3,910	CBRE Group, Inc. Class A	125,198

Road & Rail – 1.9%
1,920	Kansas City Southern	178,061
3,020	Roadrunner Transportation Systems, Inc.*	65,473
4,545	Swift Transportation Co.*	88,582

		332,116

Semiconductors & Semiconductor Equipment* – 0.6%
1,987	Qorvo, Inc.	110,298

Software – 5.3%
1,616	Guidewire Software, Inc.*	90,351
1,254	Intuit, Inc.	107,531
6,615	Oracle Corp.	245,350
2,011	Red Hat, Inc.*	145,214
2,117	ServiceNow, Inc.*	150,222
1,673	Splunk, Inc.*	103,676
1,001	Tableau Software, Inc. Class A*	94,264

		936,608

Specialty Retail – 5.4%
910	Advance Auto Parts, Inc.	159,477
2,395	Five Below, Inc.*	92,615
1,333	L Brands, Inc.	111,839
1,159	Restoration Hardware Holdings, Inc.*	107,184
1,973	The Home Depot, Inc.	229,776
1,584	Tractor Supply Co.	135,131
782	Ulta Salon, Cosmetics & Fragrance, Inc.*	123,626

		959,648

Textiles, Apparel & Luxury Goods – 4.3%
7,454	Kate Spade & Co.*	141,328
2,614	NIKE, Inc. Class B	292,114
1,715	PVH Corp.	204,051
1,285	Under Armour, Inc. Class A*	122,756

		760,249

Trading Companies & Distributors – 0.4%
278	W.W. Grainger, Inc.	62,116

Wireless Telecommunication Services* – 1.2%
1,755	SBA Communications Corp. Class A	207,441

TOTAL COMMON STOCKS
(Cost $13,521,091)		$17,424,683

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

Schedule of Investments (continued)

August 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(a) – 1.1%
Repurchase Agreement – 1.1%
Joint Repurchase Agreement Account II
$200,000	0.146%	09/01/15	$200,000
(Cost $200,000)

TOTAL INVESTMENTS – 99.4%
(Cost $13,721,091)			$17,624,683

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%			106,895

NET ASSETS – 100.0%			$17,731,578

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on August 31, 2015. Additional information appears on page 87.

Investment Abbreviation:
ADR	—American Depositary Receipt

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FOCUSED GROWTH FUND

Schedule of Investments

August 31, 2015

Shares	Description	Value

Common Stocks – 97.1%
Biotechnology* – 4.7%
3,027	Biogen, Inc.	$899,927
5,266	Vertex Pharmaceuticals, Inc.	671,520

		1,571,447

Computers & Peripherals – 14.5%
29,622	Apple, Inc.	3,340,177
61,709	EMC Corp.	1,534,703

		4,874,880

Consumer Finance* – 2.8%
112,604	SLM Corp.	954,882

Diversified Financial Services – 2.9%
4,335	Intercontinental Exchange, Inc.	990,157

Food & Staples Retailing – 13.3%
11,593	Costco Wholesale Corp.	1,623,600
19,920	Walgreens Boots Alliance, Inc.	1,724,076
34,153	Whole Foods Market, Inc.	1,118,852

		4,466,528

Health Care Equipment & Supplies – 5.5%
40,490	Abbott Laboratories	1,833,792

Internet & Catalog Retail* – 9.5%
2,931	Amazon.com, Inc.	1,503,280
1,342	The Priceline Group, Inc.	1,675,675

		3,178,955

Internet Software & Services* – 10.6%
3,642	Google, Inc. Class A	2,359,360
6,741	LinkedIn Corp. Class A	1,217,425

		3,576,785

IT Services – 3.3%
11,967	MasterCard, Inc. Class A	1,105,392

Pharmaceuticals* – 3.0%
3,340	Allergan PLC	1,014,492

Real Estate Investment Trusts – 10.3%
17,856	American Tower Corp.	1,646,145
6,681	Equinix, Inc.	1,802,333

		3,448,478

Road & Rail – 4.4%
15,908	Kansas City Southern	1,475,308

Textiles, Apparel & Luxury Goods – 12.3%
42,278	Kate Spade & Co.*	801,591
12,866	NIKE, Inc. Class B	1,437,776
15,878	PVH Corp.	1,889,164

		4,128,531

TOTAL COMMON STOCKS
(Cost $31,374,623)		$32,619,627

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(a) – 1.8%
Repurchase Agreements – 1.8%
Joint Repurchase Agreement Account II
$600,000	0.146%	09/01/15	$600,000
(Cost $600,000)

TOTAL INVESTMENTS – 98.9%
(Cost $31,974,623)			$33,219,627

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%			358,797

NET ASSETS – 100.0%			$33,578,424

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on August 31, 2015. Additional information appears on page 87.

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Schedule of Investments

August 31, 2015

Shares	Description	Value

Common Stocks – 99.6%
Auto Components – 1.2%
1,247,162	BorgWarner, Inc.	$54,426,150

Biotechnology* – 4.4%
639,590	Alkermes PLC	38,093,980
119,041	Bluebird Bio, Inc.	15,840,786
1,629,176	Cepheid, Inc.	79,406,038
191,124	Medivation, Inc.	16,830,380
404,385	Vertex Pharmaceuticals, Inc.	51,567,175

		201,738,359

Building Products – 1.2%
1,186,506	Fortune Brands Home & Security, Inc.	56,774,312

Chemicals – 4.3%
491,763	Ashland, Inc.	51,620,362
2,981,370	Axalta Coating Systems Ltd.*	87,026,190
224,097	The Sherwin-Williams Co.	57,326,254

		195,972,806

Commercial Banks – 2.6%
782,621	Eagle Bancorp, Inc.*	32,799,646
1,408,882	First Republic Bank	84,969,674

		117,769,320

Consumer Finance – 1.5%
1,928,472	Navient Corp.	24,665,157
5,103,454	SLM Corp.*	43,277,290

		67,942,447

Distributors* – 1.5%
2,237,891	LKQ Corp.	67,114,351

Diversified Financial Services – 2.3%
459,963	Intercontinental Exchange, Inc.	105,060,149

Diversified Telecommunication Services* – 0.8%
795,048	Level 3 Communications, Inc.	35,562,497

Electrical Equipment – 4.5%
1,326,807	AMETEK, Inc.	71,408,753
530,527	Hubbell, Inc. Class B	52,347,099
1,740,111	Sensata Technologies Holding NV*	82,481,261

		206,237,113

Electronic Equipment, Instruments & Components – 1.9%
1,649,547	Amphenol Corp. Class A	86,370,281

Energy Equipment & Services* – 1.0%
673,143	Dril-Quip, Inc.	46,406,478

Food & Staples Retailing – 1.6%
2,273,118	Whole Foods Market, Inc.	74,467,346

Food Products – 5.7%
940,965	Blue Buffalo Pet Products, Inc.*	24,041,656
621,067	Keurig Green Mountain, Inc.	35,152,392
1,100,177	McCormick & Co., Inc.	87,222,033
1,140,941	The Hain Celestial Group, Inc.*	69,437,669
598,665	TreeHouse Foods, Inc.*	47,516,041

		263,369,791

Common Stocks – (continued)
Health Care Equipment & Supplies – 3.8%
539,168	DexCom, Inc.*	$50,757,275
131,966	Intuitive Surgical, Inc.*	67,428,028
433,180	Teleflex, Inc.	56,659,944

		174,845,247

Health Care Providers & Services – 3.7%
400,039	Adeptus Health, Inc. Class A*	39,859,886
811,323	Cardinal Health, Inc.	66,747,543
450,933	Henry Schein, Inc.*	61,692,144

		168,299,573

Health Care Technology* – 1.3%
1,005,129	Cerner Corp.	62,076,767

Hotels, Restaurants & Leisure – 4.9%
99,836	Chipotle Mexican Grill, Inc.*	70,884,558
2,642,270	Hilton Worldwide Holdings, Inc.	65,607,564
499,729	Panera Bread Co. Class A*	89,101,681

		225,593,803

Internet & Catalog Retail* – 1.8%
436,434	Netflix, Inc.	50,203,003
482,296	TripAdvisor, Inc.	33,712,490

		83,915,493

Internet Software & Services* – 2.3%
437,007	LinkedIn Corp. Class A	78,923,464
881,448	Twitter, Inc.	24,495,440

		103,418,904

IT Services – 7.1%
2,411,251	Black Knight Financial Services, Inc. Class A*	78,293,320
859,256	Fidelity National Information Services, Inc.	59,340,219
512,135	FleetCor Technologies, Inc.*	76,390,057
355,064	Global Payments, Inc.	39,550,579
2,666,766	Sabre Corp.	72,589,370

		326,163,545

Life Sciences Tools & Services – 1.8%
1,193,016	Agilent Technologies, Inc.	43,318,411
131,966	Mettler-Toledo International, Inc.*	39,134,517

		82,452,928

Machinery – 2.7%
1,061,347	Graco, Inc.	73,222,330
488,446	The Middleby Corp.*	53,020,813

		126,243,143

Multiline Retail* – 0.9%
738,055	Burlington Stores, Inc.	39,183,340

Pharmaceuticals* – 0.9%
797,120	Mylan NV	39,529,181

Real Estate Investment Trusts – 2.5%
430,402	Equinix, Inc.	116,109,548

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Shares	Description	Value

Common Stocks – (continued)
Real Estate Management & Development* – 1.2%
1,731,826	CBRE Group, Inc. Class A	$55,453,068

Road & Rail – 2.0%
997,576	Kansas City Southern	92,515,198

Semiconductors & Semiconductor Equipment* – 1.4%
1,165,203	Qorvo, Inc.	64,680,419

Software – 6.8%
676,331	Guidewire Software, Inc.*	37,813,666
1,093,191	Intuit, Inc.	93,741,128
874,691	Red Hat, Inc.*	63,161,437
904,311	ServiceNow, Inc.*	64,169,909
830,745	Splunk, Inc.*	51,481,268

		310,367,408

Specialty Retail – 9.6%
573,202	Advance Auto Parts, Inc.	100,453,651
1,584,981	Five Below, Inc.*	61,291,215
495,519	L Brands, Inc.	41,574,044
553,900	Restoration Hardware Holdings, Inc.*	51,224,672
986,961	Tractor Supply Co.	84,197,643
628,467	Ulta Salon, Cosmetics & Fragrance, Inc.*	99,354,348

		438,095,573

Textiles, Apparel & Luxury Goods – 6.5%
3,680,240	Kate Spade & Co.*	69,777,350
766,823	PVH Corp.	91,236,601
794,801	Under Armour, Inc. Class A*	75,927,340
853,338	VF Corp.	61,807,271

		298,748,562

Trading Companies & Distributors – 1.8%
369,266	W.W. Grainger, Inc.	82,508,795

Wireless Telecommunication Services* – 2.1%
818,622	SBA Communications Corp. Class A	96,761,120

TOTAL COMMON STOCKS
(Cost $3,846,838,987)		$4,566,173,015

Shares	Rate	Value

Investment Company(a) – 0.3%
Goldman Sachs Financial Square Government Fund – FST Shares
13,549,239	0.006%	$13,549,239
(Cost $13,549,239)

TOTAL INVESTMENTS – 99.9%
(Cost $3,860,388,226)		$4,579,722,254

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		5,028,498

NET ASSETS – 100.0%		$4,584,750,752

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an Affiliated Fund.

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Schedule of Investments

August 31, 2015

Shares	Description	Value

Common Stocks – 97.1%
Aerospace & Defense* – 0.5%
610,053	Aerovironment, Inc.	$14,671,775

Auto Components – 0.8%
515,446	BorgWarner, Inc.	22,494,063

Biotechnology* – 6.8%
1,042,158	Achillion Pharmaceuticals, Inc.	7,701,548
270,625	Alder Biopharmaceuticals, Inc.	10,486,719
497,788	Alkermes PLC	29,648,253
1,105,193	Amicus Therapeutics, Inc.	15,892,675
115,133	Bluebird Bio, Inc.	15,320,748
864,336	Cepheid, Inc.	42,127,737
313,688	Cidara Therapeutics, Inc.	4,463,780
234,559	Galapagos NV ADR	14,200,202
92,562	Medivation, Inc.	8,151,010
353,239	Nivalis Therapeutics, Inc.	5,136,095
129,938	Ophthotech Corp.	5,721,170
361,666	Otonomy, Inc.	8,198,968
423,338	Stemline Therapeutics, Inc.	3,898,943
174,797	Ultragenyx Pharmaceutical, Inc.	19,510,841

		190,458,689

Building Products – 0.5%
304,761	Fortune Brands Home & Security, Inc.	14,582,814

Chemicals – 3.5%
133,429	Airgas, Inc.	12,878,567
259,810	Ashland, Inc.	27,272,256
1,960,968	Axalta Coating Systems Ltd.*	57,240,656

		97,391,479

Commercial Banks – 4.3%
1,215,849	Eagle Bancorp, Inc.*	50,956,232
795,223	First Republic Bank	47,959,899
529,633	Independent Bank Group, Inc.	22,451,143

		121,367,274

Commercial Services & Supplies – 3.7%
1,421,479	Healthcare Services Group, Inc.	47,534,258
1,076,478	Interface, Inc.	26,093,826
210,642	Stericycle, Inc.*	29,730,012

		103,358,096

Computers & Peripherals* – 1.4%
911,567	Electronics for Imaging, Inc.	39,899,288

Consumer Finance – 1.8%
1,998,522	Navient Corp.	25,561,096
3,057,104	SLM Corp.*	25,924,242

		51,485,338

Containers & Packaging – 0.8%
396,746	Avery Dennison Corp.	23,043,008

Distributors* – 1.4%
1,288,670	LKQ Corp.	38,647,213

Diversified Telecommunication Services* – 1.0%
603,716	Level 3 Communications, Inc.	27,004,217

Common Stocks – (continued)
Electrical Equipment – 3.4%
743,977	Generac Holdings, Inc.*	$23,003,769
301,272	Hubbell, Inc. Class B	29,726,508
908,166	Sensata Technologies Holding NV*	43,047,068

		95,777,345

Electronic Equipment, Instruments & Components – 1.3%
714,158	Amphenol Corp. Class A	37,393,313

Energy Equipment & Services* – 1.0%
422,366	Dril-Quip, Inc.	29,117,912

Food & Staples Retailing* – 0.5%
726,362	Sprouts Farmers Market, Inc.	14,795,994

Food Products – 4.6%
1,514,291	Freshpet, Inc.*	19,670,640
435,346	McCormick & Co., Inc.	34,514,231
743,786	The Hain Celestial Group, Inc.*	45,266,816
359,418	TreeHouse Foods, Inc.*	28,527,007

		127,978,694

Health Care Equipment & Supplies – 3.2%
490,193	DexCom, Inc.*	46,146,769
222,805	Teleflex, Inc.	29,142,894
685,722	Tornier NV*	15,250,457

		90,540,120

Health Care Providers & Services* – 5.3%
473,901	Acadia Healthcare Co., Inc.	34,608,990
447,471	Adeptus Health, Inc. Class A	44,586,010
171,466	Henry Schein, Inc.	23,458,264
274,036	MEDNAX, Inc.	22,073,600
675,271	Surgical Care Affiliates, Inc.	24,681,155

		149,408,019

Health Care Technology* – 0.6%
963,779	Evolent Health, Inc. Class A	16,384,243

Hotels, Restaurants & Leisure – 4.7%
927,182	Bloomin’ Brands, Inc.	19,192,667
658,674	Chuy’s Holdings, Inc.*	20,181,771
253,333	Jack in the Box, Inc.	19,805,574
288,478	Panera Bread Co. Class A*	51,435,628
608,640	Zoe’s Kitchen, Inc.*	21,022,426

		131,638,066

Household Durables* – 2.1%
684,382	Jarden Corp.	35,136,172
901,428	M/I Homes, Inc.	22,517,671

		57,653,843

Internet Software & Services* – 1.8%
358,985	Demandware, Inc.	20,027,773
180,895	GoDaddy, Inc. Class A	4,536,847
1,073,341	OPOWER, Inc.	9,724,469
849,551	Pandora Media, Inc.	15,240,945

		49,530,034

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)
IT Services – 7.4%
1,583,801	Black Knight Financial Services, Inc. Class A*	$51,426,018
904,340	EVERTEC, Inc.	16,368,554
235,060	FleetCor Technologies, Inc.*	35,061,550
266,935	Global Payments, Inc.	29,733,890
1,300,135	InterXion Holding NV*	35,675,704
1,369,897	Sabre Corp.	37,288,596

		205,554,312

Life Sciences Tools & Services – 1.8%
51,753	Mettler-Toledo International, Inc.*	15,347,352
688,092	PerkinElmer, Inc.	33,496,319

		48,843,671

Machinery – 3.4%
556,721	Graco, Inc.	38,408,182
214,737	IDEX Corp.	15,424,559
939,292	Kornit Digital Ltd.*	11,506,327
270,504	The Middleby Corp.*	29,363,209

		94,702,277

Media* – 0.4%
147,537	AMC Networks, Inc. Class A	10,678,728

Multiline Retail* – 1.4%
746,642	Burlington Stores, Inc.	39,639,224

Pharmaceuticals* – 1.5%
256,736	Aerie Pharmaceuticals, Inc.	4,058,996
487,877	Cempra, Inc.	16,782,969
1,254,647	Corium International, Inc.(a)	12,559,016
301,633	Revance Therapeutics, Inc.	9,127,415

		42,528,396

Professional Services* – 0.5%
295,880	The Advisory Board Co.	14,388,644

Real Estate Investment Trusts – 1.8%
189,676	Equinix, Inc.	51,168,895

Real Estate Management & Development* – 0.8%
734,863	CBRE Group, Inc. Class A	23,530,313

Road & Rail – 2.8%
290,902	Kansas City Southern	26,978,252
1,256,763	Roadrunner Transportation Systems, Inc.*	27,246,622
1,263,607	Swift Transportation Co.*	24,627,700

		78,852,574

Semiconductors & Semiconductor Equipment* – 1.2%
594,113	Qorvo, Inc.	32,979,213

Software* – 6.1%
429,584	Guidewire Software, Inc.	24,018,041
272,775	NetSuite, Inc.	24,236,059
434,354	Red Hat, Inc.	31,364,702
551,028	ServiceNow, Inc.	39,100,947

Common Stocks – (continued)
Software* – (continued)
557,585	Splunk, Inc.	$34,553,542
173,468	Tableau Software, Inc. Class A	16,335,482

		169,608,773

Specialty Retail – 6.9%
245,530	Advance Auto Parts, Inc.	43,029,132
783,850	Five Below, Inc.*	30,311,479
385,439	Restoration Hardware Holdings, Inc.*	35,645,399
421,516	Tractor Supply Co.	35,959,530
296,886	Ulta Salon, Cosmetics & Fragrance, Inc.*	46,934,708

		191,880,248

Textiles, Apparel & Luxury Goods – 4.0%
1,596,243	Kate Spade & Co.*	30,264,767
336,637	PVH Corp.	40,053,070
441,041	Under Armour, Inc. Class A*	42,132,647

		112,450,484

Thrifts & Mortgage Finance* – 0.6%
1,477,482	MGIC Investment Corp.	15,602,210

Wireless Telecommunication Services* – 1.5%
352,188	SBA Communications Corp. Class A	41,628,622

TOTAL COMMON STOCKS
(Cost $2,241,284,612)		$2,718,657,421

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(b) – 2.4%
Repurchase Agreements – 2.4%
Joint Repurchase Agreement Account II
$67,000,000	0.146%	09/01/15	$67,000,000
(Cost $67,000,000)

TOTAL INVESTMENTS – 99.5%
(Cost $2,308,284,612)			$2,785,657,421

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%			12,869,898

NET ASSETS – 100.0%			$2,798,527,319

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an Affiliated Issuer.
(b)	Joint repurchase agreement was entered into on August 31, 2015. Additional information appears on page 87.

Investment Abbreviation:
ADR	—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS STRATEGIC GROWTH FUND

Schedule of Investments

August 31, 2015

Shares	Description	Value

Common Stocks – 97.9%
Aerospace & Defense – 2.9%
77,868	Honeywell International, Inc.	$7,729,957
26,515	The Boeing Co.	3,464,980

		11,194,937

Auto Components – 0.5%
48,539	BorgWarner, Inc.	2,118,242

Beverages – 1.5%
142,784	The Coca-Cola Co.	5,614,267

Biotechnology – 6.2%
31,197	Alexion Pharmaceuticals, Inc.*	5,371,812
14,578	Amgen, Inc.	2,212,649
22,930	Biogen, Inc.*	6,817,089
37,158	Gilead Sciences, Inc.	3,904,191
42,687	Vertex Pharmaceuticals, Inc.*	5,443,446

		23,749,187

Building Products – 0.9%
70,851	Fortune Brands Home & Security, Inc.	3,390,220

Chemicals – 2.8%
23,864	Ashland, Inc.	2,505,004
120,978	Axalta Coating Systems Ltd.*	3,531,348
18,399	The Sherwin-Williams Co.	4,706,648

		10,743,000

Commercial Banks – 1.0%
63,853	First Republic Bank	3,850,974

Communications Equipment – 0.7%
44,714	QUALCOMM, Inc.	2,529,918

Computers & Peripherals – 8.2%
219,894	Apple, Inc.	24,795,247
263,238	EMC Corp.	6,546,729

		31,341,976

Consumer Finance – 1.5%
32,720	American Express Co.	2,510,278
401,350	SLM Corp.*	3,403,448

		5,913,726

Diversified Financial Services – 1.1%
18,777	Intercontinental Exchange, Inc.	4,288,855

Energy Equipment & Services – 1.0%
94,156	Halliburton Co.	3,705,039

Food & Staples Retailing – 5.2%
67,893	Costco Wholesale Corp.	9,508,415
74,152	Walgreens Boots Alliance, Inc.	6,417,855
125,974	Whole Foods Market, Inc.	4,126,908

		20,053,178

Food Products – 2.4%
25,668	Keurig Green Mountain, Inc.	1,452,809
46,230	McCormick & Co., Inc.	3,665,114
68,001	The Hain Celestial Group, Inc.*	4,138,541

		9,256,464

Common Stocks – (continued)
Health Care Equipment & Supplies – 2.5%
104,906	Abbott Laboratories	$4,751,193
5,484	Intuitive Surgical, Inc.*	2,802,050
19,933	Stryker Corp.	1,966,390

		9,519,633

Health Care Providers & Services – 2.3%
25,723	Aetna, Inc.	2,945,798
28,896	McKesson Corp.	5,709,272

		8,655,070

Health Care Technology* – 1.3%
83,139	Cerner Corp.	5,134,665

Hotels, Restaurants & Leisure – 4.4%
2,959	Chipotle Mexican Grill, Inc.*	2,100,919
120,990	Hilton Worldwide Holdings, Inc.	3,004,182
124,855	Starbucks Corp.	6,830,817
64,448	Yum! Brands, Inc.	5,141,017

		17,076,935

Household Products – 1.3%
80,970	Colgate-Palmolive Co.	5,085,726

Industrial Conglomerates – 1.1%
49,351	Danaher Corp.	4,294,524

Internet & Catalog Retail* – 6.5%
23,233	Amazon.com, Inc.	11,915,973
54,924	Netflix, Inc.	6,317,908
5,502	The Priceline Group, Inc.	6,870,017

		25,103,898

Internet Software & Services* – 9.1%
126,821	Facebook, Inc. Class A	11,341,602
16,270	Google, Inc. Class A	10,540,032
13,456	Google, Inc. Class C	8,319,172
26,912	LinkedIn Corp. Class A	4,860,307

		35,061,113

IT Services – 3.6%
25,812	FleetCor Technologies, Inc.*	3,850,118
70,992	MasterCard, Inc. Class A	6,557,531
120,253	Sabre Corp.	3,273,287

		13,680,936

Life Sciences Tools & Services – 0.6%
60,913	Agilent Technologies, Inc.	2,211,751

Machinery – 1.1%
74,662	Ingersoll-Rand PLC	4,128,062

Media – 1.8%
121,609	Comcast Corp. Class A	6,850,235

Oil, Gas & Consumable Fuels – 1.0%
52,237	Anadarko Petroleum Corp.	3,739,124

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)
Pharmaceuticals – 3.2%
21,591	Allergan PLC*	$6,558,050
64,701	Mylan NV*	3,208,523
11,112	Shire PLC ADR	2,577,984

		12,344,557

Real Estate Investment Trusts – 4.8%
95,797	American Tower Corp.	8,831,525
35,624	Equinix, Inc.	9,610,287

		18,441,812

Real Estate Management & Development* – 0.6%
74,859	CBRE Group, Inc. Class A	2,396,985

Road & Rail – 1.2%
48,503	Kansas City Southern	4,498,168

Semiconductors & Semiconductor Equipment* – 1.1%
49,802	NXP Semiconductors NV	4,215,739

Software – 4.8%
52,561	Intuit, Inc.	4,507,106
119,137	Microsoft Corp.	5,184,842
147,059	Oracle Corp.	5,454,418
47,385	ServiceNow, Inc.*	3,362,440

		18,508,806

Specialty Retail – 3.4%
13,132	Advance Auto Parts, Inc.	2,301,383
45,743	L Brands, Inc.	3,837,838
58,568	The Home Depot, Inc.	6,820,829

		12,960,050

Textiles, Apparel & Luxury Goods – 4.3%
161,165	Kate Spade & Co.*	3,055,688
70,545	NIKE, Inc. Class B	7,883,404
47,691	PVH Corp.	5,674,275

		16,613,367

Tobacco – 1.0%
47,980	Philip Morris International, Inc.	3,828,804

Trading Companies & Distributors – 1.0%
17,533	W.W. Grainger, Inc.	3,917,574

TOTAL COMMON STOCKS
(Cost $292,428,755)		$376,017,517

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(a) – 2.1%
Repurchase Agreements – 2.1%
Joint Repurchase Agreement Account II
$8,100,000	0.146%	09/01/15	$8,100,000
(Cost $8,100,000)

TOTAL INVESTMENTS – 100.0%
(Cost $300,528,755)			$384,117,517

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.0)%			(120,690)

NET ASSETS – 100.0%			$383,996,827

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on August 31, 2015. Additional information appears on page 87.

Investment Abbreviation:
ADR	—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Schedule of Investments

August 31, 2015

Shares	Description	Value

Common Stocks – 97.9%
Communications Equipment – 1.9%
139,259	QUALCOMM, Inc.	$7,879,274

Computers & Peripherals – 13.8%
299,137	Apple, Inc.	33,730,688
176,632	Electronics for Imaging, Inc.*	7,731,183
618,911	EMC Corp.	15,392,316

		56,854,187

Diversified Financial Services – 2.0%
36,410	Intercontinental Exchange, Inc.	8,316,408

Diversified Telecommunication Services* – 2.3%
207,002	Level 3 Communications, Inc.	9,259,199

Electronic Equipment, Instruments & Components – 3.0%
234,437	Amphenol Corp. Class A	12,275,121

Internet & Catalog Retail* – 6.9%
31,927	Amazon.com, Inc.	16,375,039
9,714	The Priceline Group, Inc.	12,129,289

		28,504,328

Internet Software & Services* – 18.7%
113,953	Demandware, Inc.	6,357,438
193,736	Facebook, Inc. Class A	17,325,811
28,688	Google, Inc. Class A	18,584,660
25,688	Google, Inc. Class C	15,881,606
83,709	LinkedIn Corp. Class A	15,117,845
211,871	Pandora Media, Inc.	3,800,966

		77,068,326

IT Services – 11.4%
21,660	Alliance Data Systems Corp.*	5,570,736
210,190	Black Knight Financial Services, Inc. Class A*	6,824,869
127,383	Cognizant Technology Solutions Corp. Class A*	8,017,486
87,369	Fidelity National Information Services, Inc.	6,033,703
44,686	FleetCor Technologies, Inc.*	6,665,364
47,347	Global Payments, Inc.	5,273,982
321,550	Sabre Corp.	8,752,591

		47,138,731

Real Estate Investment Trusts – 6.5%
156,043	American Tower Corp.	14,385,604
45,166	Equinix, Inc.	12,184,432

		26,570,036

Semiconductors & Semiconductor Equipment – 8.2%
343,848	Applied Materials, Inc.	5,530,795
163,473	NXP Semiconductors NV*	13,837,990
153,373	Qorvo, Inc.*	8,513,735
190,702	SunEdison, Inc.*	1,983,301
86,138	Texas Instruments, Inc.	4,120,842

		33,986,663

Common Stocks – (continued)
Software – 20.3%
144,737	Adobe Systems, Inc.*	$11,371,986
122,508	Intuit, Inc.	10,505,061
319,489	Oracle Corp.	11,849,847
110,385	Red Hat, Inc.*	7,970,901
151,942	Salesforce.com, Inc.*	10,538,697
196,928	ServiceNow, Inc.*	13,974,011
148,259	Splunk, Inc.*	9,187,610
47,782	VMware, Inc. Class A*	3,781,945
65,705	Workday, Inc. Class A*	4,616,434

		83,796,492

Wireless Telecommunication Services* – 2.9%
101,220	SBA Communications Corp. Class A	11,964,204

TOTAL COMMON STOCKS
(Cost $289,006,741)		$403,612,969

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(a) – 2.3%
Repurchase Agreements – 2.3%
Joint Repurchase Agreement Account II
$9,600,000	0.146%	09/01/15	$9,600,000
(Cost $9,600,000)

TOTAL INVESTMENTS – 100.2%
(Cost $298,606,741)			$413,212,969

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%			(655,334)

NET ASSETS – 100.0%			$412,557,635

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on August 31, 2015. Additional information appears on page 87.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Schedule of Investments

August 31, 2015

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At August 31, 2015, certain Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of September 1, 2015, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Capital Growth	$8,600,000	$8,600,035	$8,772,000
Concentrated Growth	300,000	300,001	306,000
Dynamic U.S. Equity	1,100,000	1,100,004	1,122,000
Flexible Cap Growth	200,000	200,001	204,000
Focused Growth	600,000	600,002	612,000
Small/Mid Cap Growth	67,000,000	67,000,272	68,340,000
Strategic Growth	8,100,000	8,100,033	8,262,000
Technology Opportunities	9,600,000	9,600,039	9,792,000

REPURCHASE AGREEMENTS — At August 31, 2015, the Principal Amounts of certain Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Capital Growth	Concentrated Growth	Dynamic U.S. Equity	Flexible Cap Growth	Focused Growth	Small/Mid Cap Growth	Strategic Growth	Technology Opportunities
BNP Paribas Securities Co.	0.150%	$2,741,872	$95,647	$350,705	$63,764	$191,293	$21,361,094	$2,582,461	$3,060,694
Citigroup Global Markets, Inc.	0.150	2,376,530	82,902	303,975	55,268	165,804	18,514,826	2,238,360	2,652,871
Merrill Lynch & Co., Inc.	0.140	3,481,598	121,451	445,320	80,968	242,903	27,124,080	3,279,179	3,886,435
TOTAL		$8,600,000	$300,000	$1,100,000	$200,000	$600,000	$67,000,000	$8,100,000	$9,600,000

At August 31, 2015, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Banks	0.162% to 3.090%	06/30/16 to 08/19/25
Federal Home Loan Mortgage Corp.	1.000 to 6.500	07/28/17 to 07/01/45
Federal National Mortgage Association	1.250 to 7.000	01/01/16 to 08/01/45
Government National Mortgage Association	3.000 to 6.500	03/20/30 to 08/20/45
United States Treasury Stripped Securities	0.000	05/15/22 to 05/15/44
United States Treasury Note	2.250	03/31/21

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Assets and Liabilities

August 31, 2015

	Capital Growth Fund
Assets:
Investments of unaffiliated issuers, at value (cost $733,695,343, $139,817,312, $14,517,513, $13,721,091, $31,974,623, $3,846,838,987, $2,296,792,879, $300,528,755 and $298,606,741)	$928,810,121
Investments of affiliated issuers, at value (cost $0, $0, $0, $0, $0, $13,549,239, $11,491,733, $0 and $0)	—
Cash	50,375
Receivables:
Dividends and interest	751,783
Investments sold	409,385
Fund shares sold	237,085
Foreign tax reclaims	102,146
Reimbursement from investment adviser	53,160
Other assets	14,244
Total assets	930,428,299

Liabilities:
Payables:
Fund shares redeemed	789,151
Management fees	585,176
Investments purchased	478,761
Distribution and Service fees and Transfer Agency fees	351,014
Accrued expenses	151,186
Total liabilities	2,355,288

Net Assets:
Paid-in capital	661,702,372
Undistributed (distributions in excess of) net investment income	285,471
Accumulated net realized gain	70,970,390
Net unrealized gain	195,114,778
NET ASSETS	$928,073,011
Net Assets:
Class A	$669,344,514
Class C	75,940,997
Institutional	173,539,278
Service	1,916,608
Class IR	3,822,625
Class R	3,499,696
Class R6(a)	9,293
Total Net Assets	$928,073,011
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	26,989,134
Class C	3,841,295
Institutional	6,471,393
Service	79,472
Class IR	152,481
Class R	144,654
Class R6(a)	347
Net asset value, offering and redemption price per share:(b)
Class A	$24.80
Class C	19.77
Institutional	26.82
Service	24.12
Class IR	25.07
Class R	24.19
Class R6(a)	26.82	(c)

(a)	Commenced operations on July 31, 2015.
(b)	Maximum public offering price per share for Class A Shares of the Capital Growth, Concentrated Growth, Dynamic U.S. Equity, Flexible Cap Growth, Focused Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth and Technology Opportunities Funds is $26.24, $16.99, $14.73, $12.59, $15.20, $25.23, $21.93, $12.55 and $18.97, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.
(c)	Net asset value calculation rounds correctly due to fractional shares.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Concentrated Growth Fund		Dynamic U.S. Equity Fund	Flexible Cap Growth Fund		Focused Growth Fund		Growth Opportunities Fund	Small/Mid Cap Growth Fund	Strategic Growth Fund		Technology Opportunities Fund

$167,011,306		$15,735,364	$17,624,683		$33,219,627		$4,566,173,015	$2,773,098,405	$384,117,517		$413,212,969
—		—	—		—		13,549,239	12,559,016	—		—
38,213		59,598	69,805		79,639		610,813	48,200	50,768		6,416

117,779		21,353	10,965		18,073		2,956,306	1,419,987	341,467		194,237
—		—	51,183		262,856		45,076,701	548,361	—		—
51,613		3,203	3,197		52,097		4,107,721	17,699,858	136,712		187,316
13,243		233	—		—		—	—	31,343		—
70,348		6,510	51,578		29,868		85,219	—	11,648		32,808
1,729		3,345	3,632		3,134		34,494	16,055	2,879		3,014
167,304,231		15,829,606	17,815,043		33,665,294		4,632,593,508	2,805,389,882	384,692,334		413,636,760

108,552		—	2,722		—		28,944,276	3,520,087	337,336		450,241
115,925		8,983	12,249		22,977		3,666,447	2,076,018	240,764		364,442
—		543,429	2,134		—		14,190,523	322,991	—		—
12,282		2,073	4,972		1,272		735,184	732,446	40,942		158,463
82,950		51,883	61,388		62,621		306,326	211,021	76,465		105,979
319,709		606,368	83,465		86,870		47,842,756	6,862,563	695,507		1,079,125

121,922,956		12,938,473	13,037,420		30,568,599		3,553,305,535	2,231,507,694	279,164,377		266,035,592
379,267		75,674	(16,820)		77,136		(16,360,233)	570,667	1,482,021		(1,463,830)
17,488,305		991,240	807,386		1,687,685		328,471,422	89,076,149	19,761,667		33,379,645
27,193,994		1,217,851	3,903,592		1,245,004		719,334,028	477,372,809	83,588,762		114,606,228
$166,984,522		$15,223,238	$17,731,578		$33,578,424		$4,584,750,752	$2,798,527,319	$383,996,827		$412,557,635

$7,350,027		$3,086,251	$7,048,435		$147,950		$946,462,984	$906,361,712	$45,045,871		$250,086,625
3,603,606		354,943	1,802,122		53,337		168,461,355	268,383,567	11,174,808		53,555,789
155,651,752		10,855,210	8,586,184		33,334,586		3,171,058,013	1,355,322,448	326,619,029		92,482,804
—		—	—		—		49,105,362	12,695,287	254,016		10,329,003
342,477		799,515	252,672		16,677		171,980,263	221,057,977	816,808		6,103,414
27,301		118,001	32,868		16,379		77,673,400	34,697,087	76,918		—
9,359		9,318	9,297		9,495		9,375	9,241	9,377		—
$166,984,522		$15,223,238	$17,731,578		$33,578,424		$4,584,750,752	$2,798,527,319	$383,996,827		$412,557,635

457,538		221,771	592,082		10,305		39,707,407	43,739,526	3,798,729		13,951,088
256,461		26,174	163,829		3,808		8,890,090	14,318,817	1,104,207		3,411,285
9,220,384		774,768	690,130		2,299,369		118,731,981	62,491,194	26,065,921		4,811,280
—		—	—		—		2,124,752	623,708	21,503		584,022
21,060		57,196	20,589		1,152		7,014,260	10,421,437	65,207		320,097
1,737		8,501	2,827		1,147		3,347,034	1,712,826	6,551		—
554		665	747		655		351	426	749		—

$16.06		$13.92	$11.90		$14.36		$23.84	$20.72	$11.86		$17.93
14.05		13.56	11.00		14.01		18.95	18.74	10.12		15.70
16.88		14.01	12.44		14.50		26.71	21.69	12.53		19.22
—		—	—		—		23.11	20.35	11.81		17.69
16.26		13.98	12.27		14.47	(c)	24.52	21.21	12.53		19.07
15.71	(c)	13.88	11.63		14.28		23.21	20.26	11.74		—
16.88	(c)	14.01	12.44	(c)	14.50		26.71	21.69	12.53	(c)	—

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Operations

For the Fiscal Year Ended August 31, 2015

Capital Growth Fund
Investment income:
Dividends — unaffiliated issuers (net of foreign withholding taxes of $2,966, $0, $0, $0, $0, $25,411, $10,975, $0 and $0)	$11,695,090
Dividends — affiliated issuers	—
Interest	8,677
Total investment income	11,703,767

Expenses:
Management fees	9,814,648
Distribution and Service fees(a)	2,655,846
Transfer Agency fees(a)	1,605,497
Printing and mailing costs	191,130
Custody, accounting and administrative services	121,743
Registration fees	96,049
Professional fees	75,887
Trustee fees	25,253
Service Share fees — Shareholder Administration Plan	3,851
Service Share fees — Service Plan	3,851
Other	27,357
Total expenses	14,621,112
Less — expense reductions	(3,341,431)
Net expenses	11,279,681
NET INVESTMENT INCOME (LOSS)	424,086

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers (including commission recapture of $24,724, $10,607, $296, $575, $2,364, $274,838, $0, $12,033 and $14,678)	106,910,427
Investments — affiliated issuers	—
Foreign currency transactions	(2,060)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(73,811,833)
Investments — affiliated issuers	—
Foreign currency translation	(105)
Net realized and unrealized gain (loss)	33,096,429
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$33,520,515

(a)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agency Fees
Fund	Class A	Class B(b)	Class C	Class R	Class A	Class B(b)	Class C	Institutional	Service	Class IR	Class R	Class R6(c)
Capital Growth	$1,792,668	$29,260	$815,957	$17,961	$1,362,428	$5,559	$155,032	$68,738	$616	$6,299	$6,825	$—
Concentrated Growth	19,484	569	37,065	104	14,808	108	7,042	67,486	—	719	40	—
Dynamic U.S. Equity	10,139	—	3,636	595	7,706	—	691	3,676	—	444	226	—
Flexible Cap Growth	17,097	—	15,532	195	12,994	—	2,951	3,454	—	492	74	—
Focused Growth	196	—	499	83	149	—	94	12,247	—	32	32	—
Growth Opportunities	2,609,642	14,401	1,852,583	419,618	1,983,328	2,736	351,991	1,442,776	22,269	312,496	159,455	—
Small/Mid Cap Growth	2,049,879	6,856	2,447,410	177,303	1,557,908	1,303	465,008	493,850	4,065	361,593	67,375	—
Strategic Growth	124,214	1,568	118,684	199	94,403	298	22,550	138,705	78	1,876	76	—
Technology Opportunities	649,217	8,430	572,878	—	493,405	1,602	108,847	39,587	4,439	9,011	—	—

(b)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(c)	Commenced operations on July 31, 2015.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Concentrated Growth Fund	Dynamic U.S. Equity Fund	Flexible Cap Growth Fund	Focused Growth Fund	Growth Opportunities Fund	Small/Mid Cap Growth Fund	Strategic Growth Fund	Technology Opportunities Fund

$2,271,603	$243,809	$160,793	$396,521	$36,336,877	$12,007,760	$5,219,975	$3,220,196
—	—	—	—	2,512	—	—	—
2,069	534	487	897	6,078	38,623	5,771	5,423
2,273,672	244,343	161,280	397,418	36,345,467	12,046,383	5,225,746	3,225,619

1,806,713	97,736	173,248	307,800	48,207,869	24,823,456	4,096,963	4,326,260
57,222	14,370	32,824	778	4,896,244	4,681,448	244,665	1,230,525
90,203	12,743	19,965	12,554	4,275,051	2,951,102	257,986	656,891
35,559	30,946	30,993	29,104	546,989	341,603	53,506	149,345
55,795	53,729	56,911	44,907	267,085	177,165	80,009	69,889
83,941	29,141	74,380	65,037	162,426	163,882	79,908	80,702
77,401	87,305	69,676	77,953	82,670	126,613	65,372	75,136
23,607	21,576	22,408	21,589	36,931	28,602	23,564	23,577
—	—	—	—	139,181	25,404	487	27,745
—	—	—	—	139,181	25,404	487	27,745
12,541	7,727	9,799	9,731	96,625	64,146	17,333	16,853
2,242,982	355,273	490,204	569,453	58,850,252	33,408,825	4,920,280	6,684,668
(655,676)	(220,533)	(299,563)	(308,650)	(2,524,893)	(3,267,970)	(1,491,425)	(226,737)
1,587,306	134,740	190,641	260,803	56,325,359	30,140,855	3,428,855	6,457,931
686,366	109,603	(29,361)	136,615	(19,979,892)	(18,094,472)	1,796,891	(3,232,312)

20,209,855	1,495,944	1,341,551	1,794,517	540,246,245	158,523,118	29,208,065	45,968,161
—	—	—	—	—	(10,745)	—	—
—	—	1	—	(27,221)	158	(820)	—

(14,930,145)	(1,792,239)	(561,109)	(809,233)	(555,003,863)	21,600,402	(15,744,471)	(33,789,050)
—	—	—	—	—	2,099,365	—	—
—	—	(2)	—	(1,268)	(322)	(48)	—
5,279,710	(296,295)	780,441	985,284	(14,786,107)	182,211,976	13,462,726	12,179,111
$5,966,076	$(186,692)	$751,080	$1,121,899	$(34,765,999)	$164,117,504	$15,259,617	$8,946,799

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets

	Capital Growth Fund
	For the Fiscal Year Ended August 31, 2015	For the Fiscal Year Ended August 31, 2014
From operations:
Net investment income (loss)	$424,086	$(635,153)
Net realized gain	106,908,367	192,105,537
Net change in unrealized gain (loss)	(73,811,938)	15,554,210
Net increase (decrease) in net assets resulting from operations	33,520,515	207,024,594

Distributions to shareholders:
From net investment income
Class A Shares	—	(1,685,221)
Institutional Shares	—	(651,899)
Service Shares	—	(1,578)
Class IR Shares	—	(11,151)
Class R Shares	—	(4,233)
Class R6 Shares(a)	—	—
From net realized gains
Class A Shares	(109,107,619)	(137,514,229)
Class B Shares(b)	—	(4,533,042)
Class C Shares	(14,781,808)	(18,780,747)
Institutional Shares	(22,936,412)	(26,252,486)
Service Shares	(181,082)	(222,125)
Class IR Shares	(451,620)	(539,137)
Class R Shares	(557,137)	(562,868)
Class R6 Shares(a)	—	—
Total distributions to shareholders	(148,015,678)	(190,758,716)

From share transactions:
Proceeds from sales of shares	82,471,266	46,585,483
Reinvestment of distributions	140,089,222	179,706,343
Cost of shares redeemed	(134,901,119)	(143,214,729)
Net increase (decrease) in net assets resulting from share transactions	87,659,369	83,077,097
TOTAL INCREASE (DECREASE)	(26,835,794)	99,342,975

Net assets:
Beginning of year	954,908,805	855,565,830
End of year	$928,073,011	$954,908,805
Undistributed (distribution in excess of) net investment income (loss)	$285,471	$(78,820)

(a)	Commenced operations on July 31, 2015.
(b)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Concentrated Growth Fund		Dynamic U.S. Equity Fund
For the Fiscal Year Ended August 31, 2015	For the Fiscal Year Ended August 31, 2014	For the Fiscal Year Ended August 31, 2015	For the Fiscal Year Ended August 31, 2014

$686,366	$72,251	$109,603	$84,945
20,209,855	39,400,390	1,495,944	2,092,727
(14,930,145)	(3,503,722)	(1,792,239)	625,983
5,966,076	35,968,919	(186,692)	2,803,655

—	—	(22,274)	(14,081)
(366,604)	(258,083)	(71,169)	(59,761)
—	—	—	—
(283)	(275)	(1,481)	(978)
—	—	(255)	(207)
—	—	—	—

(1,407,056)	(886,939)	(745,006)	(342,004)
—	(36,576)	—	—
(700,153)	(341,863)	(46,987)	(14,635)
(28,939,818)	(14,924,877)	(1,330,442)	(780,489)
—	—	—	—
(67,917)	(37,654)	(33,295)	(16,071)
(2,664)	(1,284)	(17,289)	(7,485)
—	—	—	—
(31,484,495)	(16,487,551)	(2,268,198)	(1,235,711)

10,807,640	14,294,982	4,955,313	2,933,540
30,851,758	16,211,287	2,266,646	1,079,150
(30,269,597)	(26,768,101)	(3,643,418)	(3,348,013)
11,389,801	3,738,168	3,578,541	664,677
(14,128,618)	23,219,536	1,123,651	2,232,621

181,113,140	157,893,604	14,099,587	11,866,966
$166,984,522	$181,113,140	$15,223,238	$14,099,587
$379,267	$71,053	$75,674	$61,347

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets

		Flexible Cap Growth Fund
		For the Fiscal Year Ended August 31, 2015	For the Fiscal Year Ended August 31, 2014
	From operations:
	Net investment income (loss)	$(29,361)	$(34,732)
	Net realized gain	1,341,552	2,393,302
	Net change in unrealized gain (loss)	(561,111)	886,392
	Net increase (decrease) in net assets resulting from operations	751,080	3,244,962

	Distributions to shareholders:
	From net investment income
	Class A Shares	—	—
	Institutional Shares	—	(12,391)
	Service Shares	—	—
	Class IR Shares	—	—
	Class R Shares	—	—
	Class R6 Shares(a)	—	—
	From net realized gains
	Class A Shares	(897,010)	(620,899)
	Class B Shares(b)	—	–
	Class C Shares	(182,809)	(139,480)
	Institutional Shares	(1,118,730)	(813,854)
	Service Shares	—	—
	Class IR Shares	(32,793)	(11,334)
	Class R Shares	(8,089)	(5,635)
	Class R6 Shares(a)	—	—
	Total distributions to shareholders	(2,239,431)	(1,603,593)

\	From share transactions:
	Proceeds from sales of shares	5,135,583	2,940,711
	Reinvestment of distributions	2,237,814	1,591,368
	Cost of shares redeemed	(3,380,014)	(2,958,340)
	Net increase (decrease) in net assets resulting from share transactions	3,993,383	1,573,739
	TOTAL INCREASE (DECREASE)	2,505,032	3,215,108

	Net assets:
	Beginning of year	15,226,546	12,011,438
	End of year	$17,731,578	$15,226,546
	Undistributed (distribution in excess of) net investment income (loss)	$(16,820)	$(21,313)

(a)	Commenced operations on July 31, 2015.
(b)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Focused Growth Fund		Growth Opportunities Fund
For the Fiscal Year Ended August 31, 2015	For the Fiscal Year Ended August 31, 2014	For the Fiscal Year Ended August 31, 2015	For the Fiscal Year Ended August 31, 2014

$136,615	$18,581	$(19,979,892)	$(21,419,441)
1,794,517	2,200,665	540,219,024	1,018,902,639
(809,233)	1,274,461	(555,005,131)	46,107,975
1,121,899	3,493,707	(34,765,999)	1,043,591,173

—	—	—	—
(76,654)	(26,580)	—	—
—	—	—	—
(18)	(10)	—	—
—	—	—	—
—	—	—	—

(3,858)	(3,925)	(213,956,510)	(89,135,434)
—	—	—	(816,955)
(2,722)	(2,323)	(45,806,967)	(16,251,523)
(1,977,313)	(1,063,316)	(674,995,963)	(240,888,335)
—	—	(11,651,811)	(4,773,288)
(1,099)	(938)	(30,389,606)	(8,961,670)
(1,094)	(935)	(17,292,249)	(5,816,843)
—	—	—	—
(2,062,758)	(1,098,027)	(994,093,106)	(366,644,048)

12,758,032	14,218,517	1,354,546,446	1,171,712,416
2,062,758	1,098,027	802,333,312	287,053,891
(4,759,978)	(6,197,098)	(1,884,231,470)	(1,537,897,775)
10,060,812	9,119,446	272,648,288	(79,131,468)
9,119,953	11,515,126	(756,210,817)	597,815,657

24,458,471	12,943,345	5,340,961,569	4,743,145,912
$33,578,424	$24,458,471	$4,584,750,752	$5,340,961,569
$77,136	$18,481	$(16,360,233)	$—

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets

	Small/Mid Cap Growth Fund
	For the Fiscal Year Ended August 31, 2015	For the Fiscal Year Ended August 31, 2014
From operations:
Net investment income (loss)	$(18,094,472)	$(14,368,427)
Net realized gain	158,512,531	202,528,671
Net change in unrealized gain (loss)	23,699,445	125,627,804
Net increase (decrease) in net assets resulting from operations	164,117,504	313,788,048

Distributions to shareholders:
From net investment income
Class A Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
Class R6 Shares(a)	—	—
From net realized gains
Class A Shares	(59,422,373)	(34,915,088)
Class B Shares(b)	—	(241,378)
Class C Shares	(19,729,913)	(9,748,706)
Institutional Shares	(89,205,827)	(40,240,222)
Service Shares	(662,911)	(402,842)
Class IR Shares	(13,778,175)	(6,136,306)
Class R Shares	(2,780,547)	(1,398,747)
Class R6 Shares(a)	—	—
Total distributions to shareholders	(185,579,746)	(93,083,289)

From share transactions:
Proceeds from sales of shares	1,088,106,213	974,000,673
Reinvestment of distributions	164,354,586	81,410,265
Cost of shares redeemed	(691,041,765)	(617,493,100)
Net increase (decrease) in net assets resulting from share transactions	561,419,034	437,917,838
TOTAL INCREASE (DECREASE)	539,956,792	658,622,597

Net assets:
Beginning of year	2,258,570,527	1,599,947,930
End of year	$2,798,527,319	$2,258,570,527
Undistributed (distribution in excess of) net investment income (loss)	$570,667	$(9,638,504)

(a)	Commenced operations on July 31, 2015.
(b)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Strategic Growth Fund		Technology Opportunities Fund
For the Fiscal Year Ended August 31, 2015	For the Fiscal Year Ended August 31, 2014	For the Fiscal Year Ended August 31, 2015	For the Fiscal Year Ended August 31, 2014

$1,796,891	$681,949	$(3,232,312)	$(3,605,725)
29,207,245	60,456,322	45,968,161	31,713,725
(15,744,519)	30,319,366	(33,789,050)	66,023,829
15,259,617	91,457,637	8,946,799	94,131,829

—	(72,021)	—	—
(991,937)	(1,083,692)	—	—
—	(39)	—	—
(1,531)	(2,932)	—	—
—	(14)	—	—
—	—	—	—

(7,853,382)	(12,687,895)	(19,398,872)	(3,390,217)
—	(163,134)	—	(91,485)
(2,031,017)	(1,543,546)	(4,987,729)	(836,560)
(47,665,788)	(36,102,729)	(7,490,876)	(1,086,772)
(26,879)	(12,312)	(853,327)	(169,169)
(147,162)	(120,720)	(226,844)	(53,596)
(2,673)	(1,136)	—	—
—	—	—	—
(58,720,369)	(51,790,170)	(32,957,648)	(5,627,799)

85,773,465	117,827,433	106,814,338	109,317,850
56,900,752	50,216,800	29,561,009	5,055,014
(112,960,044)	(152,129,059)	(136,669,644)	(133,803,184)
29,714,173	15,915,174	(294,297)	(19,430,320)
(13,746,579)	55,582,641	(24,305,146)	69,073,710

397,743,406	342,160,765	436,862,781	367,789,071
$383,996,827	$397,743,406	$412,557,635	$436,862,781
$1,482,021	$680,132	$(1,463,830)	$(2,335,237)

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS CAPITAL GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2015 - A	$28.16	$0.01		$1.00	$1.01	$—	$(4.37)	$(4.37)
2015 - C	23.45	(0.15)		0.84	0.69	—	(4.37)	(4.37)
2015 - Institutional	30.01	0.12		1.06	1.18	—	(4.37)	(4.37)
2015 - Service	27.53	(0.02)		0.98	0.96	—	(4.37)	(4.37)
2015 - IR	28.36	0.07		1.01	1.08	—	(4.37)	(4.37)
2015 - R	27.64	(0.06)		0.98	0.92	—	(4.37)	(4.37)
2015 - R6 (Commenced July 31, 2015)	28.86	0.01		(2.05)	(2.04)	—	—	—
2014 - A	28.13	(0.01)		6.41	6.40	(0.08)	(6.29)	(6.37)
2014 - C	24.46	(0.18)		5.46	5.28	—	(6.29)	(6.29)
2014 - Institutional	29.57	0.10		6.79	6.89	(0.16)	(6.29)	(6.45)
2014 - Service	27.62	(0.04)		6.29	6.25	(0.05)	(6.29)	(6.34)
2014 - IR	28.28	0.06		6.44	6.50	(0.13)	(6.29)	(6.42)
2014 - R	27.75	(0.08)		6.31	6.23	(0.05)	(6.29)	(6.34)
2013 - A	24.40	0.10	(e)	3.66	3.76	(0.03)	—	(0.03)
2013 - C	21.35	(0.08	)(e)	3.19	3.11	—	—	—
2013 - Institutional	25.64	0.21	(e)	3.84	4.05	(0.12)	—	(0.12)
2013 - Service	23.96	0.07	(e)	3.60	3.67	(0.01)	—	(0.01)
2013 - IR	24.53	0.18	(e)	3.67	3.85	(0.10)	—	(0.10)
2013 - R	24.14	0.03	(e)	3.62	3.65	(0.04)	—	(0.04)
2012 - A	20.49	0.02		3.93	3.95	(0.04)	—	(0.04)
2012 - C	18.03	(0.13)		3.45	3.32	—	—	—
2012 - Institutional	21.54	0.10		4.12	4.22	(0.12)	—	(0.12)
2012 - Service	20.13	—	(f)	3.85	3.85	(0.02)	—	(0.02)
2012 - IR	20.66	0.08		3.93	4.01	(0.14)	—	(0.14)
2012 - R	20.31	(0.03)		3.88	3.85	(0.02)	—	(0.02)
2011 - A	17.68	0.03		2.78	2.81	—	—	—
2011 - C	15.68	(0.12)		2.47	2.35	—	—	—
2011 - Institutional	18.57	0.12		2.91	3.03	(0.06)	—	(0.06)
2011 - Service	17.39	0.01		2.73	2.74	—	—	—
2011 - IR	17.81	0.31		2.58	2.89	(0.04)	—	(0.04)
2011 - R	17.57	(0.03)		2.77	2.74	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.06 per share and 0.21% of average net assets.
(f)	Amount is less than $0.005 per share.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$24.80	3.34%	$669,345	1.15%		1.49%		0.04%		55%
19.77	2.55	75,941	1.90		2.25		(0.71)		55
26.82	3.75	173,539	0.75		1.09		0.44		55
24.12	3.23	1,917	1.25		1.60		(0.08)		55
25.07	3.59	3,823	0.90		1.24		0.28		55
24.19	3.05	3,500	1.40		1.74		(0.21)		55
26.82	(7.07)	9	0.76	(d)	1.11	(d)	0.54	(d)	55
28.16	25.50	702,534	1.16		1.51		(0.05)		75
23.45	24.57	81,954	1.91		2.26		(0.80)		75
30.01	26.03	147,642	0.76		1.11		0.35		75
27.53	25.39	1,135	1.26		1.61		(0.15)		75
28.36	25.80	2,951	0.91		1.26		0.20		75
27.64	25.18	3,571	1.41		1.76		(0.30)		75
28.13	15.41	630,495	1.14		1.50		0.38	(e)	52
24.46	14.57	75,375	1.89		2.25		(0.37	)(e)	52
29.57	15.89	124,795	0.74		1.10		0.75	(e)	52
27.62	15.32	980	1.24		1.60		0.27	(e)	52
28.28	15.75	2,112	0.89		1.25		0.67	(e)	52
27.75	15.15	2,480	1.39		1.75		0.13	(e)	52
24.40	19.24	662,127	1.14		1.48		0.09		55
21.35	18.36	73,162	1.89		2.23		(0.66)		55
25.64	19.64	83,466	0.74		1.08		0.42		55
23.96	19.08	1,072	1.24		1.58		(0.02)		55
24.53	19.48	2,415	0.89		1.23		0.36		55
24.14	18.92	1,475	1.39		1.73		(0.12)		55
20.49	15.89	662,256	1.14		1.47		0.13		58
18.03	14.99	72,314	1.89		2.22		(0.62)		58
21.54	16.33	299,223	0.74		1.07		0.53		58
20.13	15.76	953	1.24		1.57		0.03		58
20.66	16.20	1,472	0.89		1.22		1.64		58
20.31	15.59	567	1.39		1.72		(0.12)		58

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2015 - A	$18.94	$—	(d)(e)	$0.55	$0.55	$—	$(3.43)	$(3.43)
2015 - C	17.09	(0.11	)(d)	0.50	0.39	—	(3.43)	(3.43)
2015 - Institutional	19.71	0.08	(d)	0.57	0.65	(0.05)	(3.43)	(3.48)
2015 - IR	19.10	0.05	(d)	0.56	0.61	(0.02)	(3.43)	(3.45)
2015 - R	18.64	(0.05	)(d)	0.55	0.50	—	(3.43)	(3.43)
2015 - R6 (Commenced July 31, 2015)	18.04	0.01	(d)	(1.17)	(1.16)	—	—	—
2014 - A	17.05	(0.06)		3.78	3.72	—	(1.83)	(1.83)
2014 - C	15.65	(0.17)		3.44	3.27	—	(1.83)	(1.83)
2014 - Institutional	17.63	0.02		3.92	3.94	(0.03)	(1.83)	(1.86)
2014 - IR	17.15	(0.01)		3.81	3.80	(0.02)	(1.83)	(1.85)
2014 - R	16.84	(0.10)		3.73	3.63	—	(1.83)	(1.83)
2013 - A	14.97	0.11	(g)	2.03	2.14	(0.06)	—	(0.06)
2013 - C	13.79	(0.06	)(g)	1.93	1.87	(0.01)	—	(0.01)
2013 - Institutional	15.48	0.09	(g)	2.18	2.27	(0.12)	—	(0.12)
2013 - IR	15.07	0.12	(g)	2.07	2.19	(0.11)	—	(0.11)
2013 - R	14.80	0.01	(g)	2.06	2.07	(0.03)	—	(0.03)
2012 - A	12.64	—	(e)	2.33	2.33	—	—	—
2012 - C	11.73	(0.09)		2.15	2.06	—	—	—
2012 - Institutional	13.07	0.05		2.41	2.46	(0.05)	—	(0.05)
2012 - IR	12.73	0.04		2.34	2.38	(0.04)	—	(0.04)
2012 - R	12.52	(0.03)		2.31	2.28	—	—	—
2011 - A	10.91	(0.01)		1.74	1.73	—	—	—
2011 - C	10.20	(0.10)		1.63	1.53	—	—	—
2011 - Institutional	11.25	0.04		1.80	1.84	(0.02)	—	(0.02)
2011 - IR	10.97	0.04		1.73	1.77	(0.01)	—	(0.01)
2011 - R	10.83	(0.04)		1.73	1.69	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from a special dividend which amounted to $0.05 per share and 0.30% of average net assets.
(e)	Amount is less than $0.005 per share.
(f)	Annualized.
(g)	Reflects income recognized from a special dividend which amounted to $0.06 per share and 0.35% of average net assets.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$16.06	2.54%	$7,350	1.24%		1.60%		0.02	%(d)	47%
14.05	1.78	3,604	1.99		2.35		(0.74	)(d)	47
16.88	2.97	155,652	0.84		1.20		0.42	(d)	47
16.26	2.84	342	0.99		1.35		0.29	(d)	47
15.71	2.28	27	1.49		1.87		(0.31	)(d)	47
16.88	(6.43)	9	0.77	(f)	1.48	(f)	0.46	(d)(f)	47
18.94	22.88	7,564	1.27		1.60		(0.32)		60
17.09	21.98	3,460	2.02		2.35		(1.06)		60
19.71	23.44	169,387	0.87		1.20		0.09		60
19.10	23.20	385	1.02		1.35		(0.06)		60
18.64	22.61	14	1.50		1.84		(0.55)		60
17.05	14.36	8,476	1.26		1.62		0.69	(g)	57
15.65	13.57	2,561	2.01		2.37		(0.39	)(g)	57
17.63	14.81	146,183	0.86		1.23		0.56	(g)	57
17.15	14.61	346	1.01		1.38		0.76	(g)	57
16.84	14.13	12	1.51		1.87		0.09	(g)	57
14.97	18.38	92,207	1.26		1.57		0.01		33
13.79	17.51	2,877	2.01		2.32		(0.72)		33
15.48	18.80	56,118	0.86		1.17		0.39		33
15.07	18.69	584	1.01		1.32		0.28		33
14.80	18.08	10	1.51		1.82		(0.22)		33
12.64	15.86	109,826	1.30		1.56		(0.08)		35
11.73	15.00	2,000	2.05		2.31		(0.82)		35
13.07	16.35	126,113	0.90		1.16		0.33		35
12.73	16.13	437	1.05		1.31		0.28		35
12.52	15.60	9	1.55		1.81		(0.29)		35

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS DYNAMIC U.S. EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2015 - A	$16.66	$0.09	$(0.17)	$(0.08)	$(0.07)	$(2.59)	$(2.66)
2015 - C	16.33	(0.03)	(0.15)	(0.18)	—	(2.59)	(2.59)
2015 - Institutional	16.75	0.14	(0.16)	(0.02)	(0.13)	(2.59)	(2.72)
2015 - IR	16.72	0.11	(0.15)	(0.04)	(0.11)	(2.59)	(2.70)
2015 - R	16.62	0.04	(0.16)	(0.12)	(0.03)	(2.59)	(2.62)
2015 - R6 (Commenced July 31,2015)	15.04	0.01	(1.04)	(1.03)	—	—	—
2014 - A	14.79	0.06	3.23	3.29	(0.05)	(1.37)	(1.42)
2014 - C	14.58	(0.06)	3.18	3.12	—	(1.37)	(1.37)
2014 - Institutional	14.85	0.12	3.25	3.37	(0.10)	(1.37)	(1.47)
2014 - IR	14.83	0.10	3.24	3.34	(0.08)	(1.37)	(1.45)
2014 - R	14.78	0.02	3.23	3.25	(0.04)	(1.37)	(1.41)
2013 - A	12.30	0.09	2.48	2.57	(0.08)	—	(0.08)
2013 - C	12.13	(0.01)	2.46	2.45	—	—	—
2013 - Institutional	12.35	0.14	2.50	2.64	(0.14)	—	(0.14)
2013 - IR	12.34	0.12	2.50	2.62	(0.13)	—	(0.13)
2013 - R	12.29	0.04	2.51	2.55	(0.06)	—	(0.06)
2012 - A	10.71	0.08	1.66	1.74	(0.04)	(0.11)	(0.15)
2012 - C	10.61	(0.01)	1.64	1.63	—	(0.11)	(0.11)
2012 - Institutional	10.76	0.13	1.65	1.78	(0.08)	(0.11)	(0.19)
2012 - IR	10.73	0.11	1.65	1.76	(0.04)	(0.11)	(0.15)
2012 - R	10.70	0.05	1.65	1.70	— (e)	(0.11)	(0.11)
2011 - A	9.55	0.03	1.21	1.24	(0.05)	(0.03)	(0.08)
2011 - C	9.49	(0.05)	1.21	1.16	(0.01)	(0.03)	(0.04)
2011 - Institutional	9.57	0.08	1.22	1.30	(0.08)	(0.03)	(0.11)
2011 - IR	9.56	0.06	1.22	1.28	(0.08)	(0.03)	(0.11)
2011 - R	9.53	0.01	1.20	1.21	(0.01)	(0.03)	(0.04)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC U.S. EQUITY FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(c)

$13.92	(1.22)%	$3,086	1.21%		2.81%		0.57%	67%
13.56	(1.96)	355	1.97		3.56		(0.21)	67
14.01	(0.82)	10,855	0.81		2.42		0.93	67
13.98	(0.98)	800	0.96		1.06		0.73	67
13.88	(1.48)	118	1.46		3.10		0.28	67
14.01	(6.85)	9	0.76	(d)	1.65	(d)	1.08 (d)	67
16.66	23.41	4,542	1.20		3.04		0.37	67
16.33	22.44	247	1.95		3.78		(0.37)	67
16.75	23.92	8,995	0.80		2.65		0.76	67
16.72	23.71	205	0.95		2.80		0.61	67
16.62	23.06	110	1.45		3.30		0.11	67
14.79	21.05	2,869	1.18		3.66		0.68	61
14.58	20.20	126	1.93		4.41		(0.09)	61
14.85	21.56	8,646	0.78		3.24		1.06	61
14.83	21.39	174	0.93		3.39		0.90	61
14.78	20.83	51	1.43		3.80		0.29	61
12.30	16.37	3,331	1.18		3.63		0.69	76
12.13	15.45	158	1.93		4.38		(0.05)	76
12.35	16.71	7,142	0.78		3.23		1.11	76
12.34	16.52	70	0.93		3.38		0.97	76
12.29	16.02	12	1.43		3.88		0.45	76
10.71	12.94	3,110	1.18		4.88		0.29	51
10.61	12.19	139	1.93		5.63		(0.42)	51
10.76	13.54	5,945	0.78		4.48		0.72	51
10.73	13.32	241	0.93		4.63		0.56	51
10.70	12.70	11	1.43		5.13		0.08	51

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2015 - A	$13.21	$(0.04	)(d)	$0.63	$0.59	$—	$(1.90)	$(1.90)
2015 - C	12.43	(0.12	)(d)	0.59	0.47	—	(1.90)	(1.90)
2015 - Institutional	13.68	0.01	(d)	0.65	0.66	—	(1.90)	(1.90)
2015 - IR	13.53	—	(d)(e)	0.64	0.64	—	(1.90)	(1.90)
2015 - R	12.97	(0.07	)(d)	0.63	0.56	—	(1.90)	(1.90)
2015 - R6 (Commenced July 31,2015)	13.38	—	(d)(e)	(0.94)	(0.94)	—	—	—
2014 - A	11.83	(0.05)		3.01	2.96	—	(1.58)	(1.58)
2014 - C	11.29	(0.14)		2.86	2.72	—	(1.58)	(1.58)
2014 - Institutional	12.17	—	(e)	3.11	3.11	(0.02)	(1.58)	(1.60)
2014 - IR	12.05	(0.02)		3.08	3.06	—	(1.58)	(1.58)
2014 - R	11.66	(0.08)		2.97	2.89	—	(1.58)	(1.58)
2013 - A	11.48	—	(e)(h)	1.71	1.71	—	(1.36)	(1.36)
2013 - C	11.09	(0.08	)(h)	1.64	1.56	—	(1.36)	(1.36)
2013 - Institutional	11.73	0.04	(h)	1.76	1.80	—	(1.36)	(1.36)
2013 - IR	11.64	0.03	(h)	1.74	1.77	—	(1.36)	(1.36)
2013 - R	11.36	(0.02	)(h)	1.68	1.66	—	(1.36)	(1.36)
2012 - A	10.38	(0.02)		1.71	1.69	—	(0.59)	(0.59)
2012 - C	10.12	(0.10)		1.66	1.56	—	(0.59)	(0.59)
2012 - Institutional	10.55	0.02		1.75	1.77	—	(0.59)	(0.59)
2012 - IR	10.49	0.01		1.73	1.74	—	(0.59)	(0.59)
2012 - R	10.30	(0.05)		1.70	1.65	—	(0.59)	(0.59)
2011 - A	9.41	(0.04)		1.51	1.47	—	(0.50)	(0.50)
2011 - C	9.25	(0.12)		1.49	1.37	—	(0.50)	(0.50)
2011 - Institutional	9.53	—	(e)	1.52	1.52	—	(0.50)	(0.50)
2011 - IR	9.49	—	(e)	1.50	1.50	—	(0.50)	(0.50)
2011 - R	9.37	(0.07)		1.50	1.43	—	(0.50)	(0.50)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.13% of average net assets.
(e)	Amount is less than $0.005 per share.
(f)	Annualized.
(g)	Amount is less than 0.005% of average net assets.
(h)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.20% of average net assets.

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$11.90	4.59%	$7,048	1.24%		2.97%		(0.30	)%(d)	41%
11.00	3.83	1,802	1.98		3.71		(1.04	)(d)	41
12.44	4.99	8,586	0.84		2.57		0.09	(d)	41
12.27	4.88	253	0.98		2.66		(0.03	)(d)	41
11.63	4.43	33	1.49		3.24		(0.55	)(d)	41
12.44	(7.03)	9	0.84	(f)	4.34	(f)	0.24	(d)(f)	41
13.21	26.62	5,665	1.28		3.32		(0.40)		56
12.43	25.68	1,119	2.03		4.09		(1.15)		56
13.68	27.21	8,262	0.88		2.92		—	(g)	56
13.53	26.98	126	1.03		3.04		(0.17)		56
12.97	26.38	55	1.53		3.56		(0.65)		56
11.83	16.78	4,584	1.26		3.62		0.03	(h)	40
11.29	15.94	1,005	2.01		4.32		(0.75	)(h)	40
12.17	17.23	6,215	0.86		3.18		0.37	(h)	40
12.05	17.08	167	1.01		3.35		0.26	(h)	40
11.66	16.50	41	1.51		3.91		(0.19	)(h)	40
11.48	17.11	7,423	1.26		3.14		(0.22)		32
11.09	16.23	975	2.01		3.89		(0.95)		32
11.73	17.61	4,640	0.86		2.74		0.21		32
11.64	17.41	179	1.01		2.89		0.06		32
11.36	16.84	63	1.51		3.39		(0.43)		32
10.38	15.42	15,853	1.34		2.59		(0.37)		51
10.12	14.58	974	2.09		3.34		(1.10)		51
10.55	15.77	4,142	0.94		2.19		0.04		51
10.49	15.62	116	1.09		2.34		(0.04)		51
10.30	15.05	11	1.59		2.84		(0.61)		51

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS FOCUSED GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2015 - A	$14.74	$(0.01	)(d)	$0.65	$0.64	$—	$(1.02)	$(1.02)
2015 - C	14.51	(0.10	)(d)	0.62	0.52	—	(1.02)	(1.02)
2015 - Institutional	14.85	0.07	(d)	0.64	0.71	(0.04)	(1.02)	(1.06)
2015 - IR	14.83	0.04	(d)	0.64	0.68	(0.02)	(1.02)	(1.04)
2015 - R	14.70	(0.03	)(d)	0.63	0.60	—	(1.02)	(1.02)
2015 - R6 (Commenced July 31, 2015)	15.27	—	(d)(e)	(0.77)	(0.77)	—	—	—
2014 - A	12.95	(0.05)		2.77	2.72	—	(0.93)	(0.93)
2014 - C	12.85	(0.15)		2.74	2.59	—	(0.93)	(0.93)
2014 - Institutional	13.02	0.01		2.78	2.79	(0.03)	(0.93)	(0.96)
2014 - IR	13.01	(0.01)		2.77	2.76	(0.01)	(0.93)	(0.94)
2014 - R	12.95	(0.08)		2.76	2.68	—	(0.93)	(0.93)
2013 - A	11.35	0.01	(g)	1.66	1.67	(0.05)	(0.02)	(0.07)
2013 - C	11.31	(0.06	)(g)	1.63	1.57	(0.01)	(0.02)	(0.03)
2013 - Institutional	11.38	0.07	(g)	1.66	1.73	(0.07)	(0.02)	(0.09)
2013 - IR	11.38	0.06	(g)	1.65	1.71	(0.06)	(0.02)	(0.08)
2013 - R	11.34	—	(g)(e)	1.64	1.64	(0.01)	(0.02)	(0.03)

FOR THE PERIOD ENDED AUGUST 31,
2012 - A (Commenced January 31, 2012)	10.00	—	(e)	1.35	1.35	—	—	—
2012 - C (Commenced January 31, 2012)	10.00	(0.05)		1.36	1.31	—	—	—
2012 - Institutional (Commenced January 31, 2012)	10.00	0.02		1.36	1.38	—	—	—
2012 - IR (Commenced January 31, 2012)	10.00	0.01		1.37	1.38	—	—	—
2012 - R (Commenced January 31, 2012)	10.00	(0.02)		1.36	1.34	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.31% of average net assets.
(e)	Amount is less than $0.005 per share.
(f)	Annualized.
(g)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.18% of average net assets.

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FOCUSED GROWTH FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$14.36	4.27%	$148	1.24%		2.22%		(0.05	)%(d)	67%
14.01	3.47	53	1.99		3.00		(0.70	)(d)	67
14.50	4.72	33,335	0.84		1.85		0.45	(d)	67
14.47	4.50	17	1.01		2.02		0.30	(d)	67
14.28	3.99	16	1.49		2.50		(0.19	)(d)	67
14.50	(5.04)	9	0.81	(f)	2.05	(f)	0.24	(d)(f)	67
14.74	21.60	42	1.26		2.83		(0.37)		97
14.51	20.71	39	2.01		3.49		(1.05)		97
14.85	22.00	24,346	0.86		2.31		0.10		97
14.83	21.83	16	1.01		2.51		(0.08)		97
14.70	21.28	16	1.51		3.01		(0.58)		97
12.95	14.79	56	1.24		6.12		0.08	(g)	87
12.85	13.94	23	1.99		6.91		(0.52	)(g)	87
13.02	15.33	12,838	0.84		4.59		0.53	(g)	87
13.01	15.08	13	1.00		6.58		0.52	(g)	87
12.95	14.53	13	1.49		7.08		0.02	(g)	87

11.35	13.50	35	1.24	(f)	17.07	(f)	0.04	(f)	23
11.31	13.10	11	1.99	(f)	17.82	(f)	(0.81	)(f)	23
11.38	13.80	3,417	0.84	(f)	16.67	(f)	0.36	(f)	23
11.38	13.80	11	0.99	(f)	16.82	(f)	0.22	(f)	23
11.34	13.40	11	1.49	(f)	17.32	(f)	(0.30	)(f)	23

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2015 - A	$30.22	$(0.17	)(d)	$(0.05)	$(0.22)	$—	$(6.16)	$(6.16)
2015 - C	25.42	(0.30	)(d)	(0.01)	(0.31)	—	(6.16)	(6.16)
2015 - Institutional	33.02	(0.07	)(d)	(0.08)	(0.15)	—	(6.16)	(6.16)
2015 - Service	29.51	(0.19	)(d)	(0.05)	(0.24)	—	(6.16)	(6.16)
2015 - IR	30.85	(0.11	)(d)	(0.06)	(0.17)	—	(6.16)	(6.16)
2015 - R	29.65	(0.23	)(d)	(0.05)	(0.28)	—	(6.16)	(6.16)
2015 - R6 (Commenced July 31, 2015)	28.49	(0.01	)(d)	(1.77)	(1.78)	—	—	—
2014 - A	26.65	(0.19)		5.95	5.76	—	(2.19)	(2.19)
2014 - C	22.89	(0.34)		5.06	4.72	—	(2.19)	(2.19)
2014 - Institutional	28.83	(0.08)		6.46	6.38	—	(2.19)	(2.19)
2014 - Service	26.10	(0.21)		5.81	5.60	—	(2.19)	(2.19)
2014 - IR	27.10	(0.12)		6.06	5.94	—	(2.19)	(2.19)
2014 - R	26.25	(0.25)		5.84	5.59	—	(2.19)	(2.19)
2013 - A	23.88	(0.11	)(f)	4.53	4.42	—	(1.65)	(1.65)
2013 - C	20.89	(0.26	)(f)	3.91	3.65	—	(1.65)	(1.65)
2013 - Institutional	25.59	(0.01	)(f)	4.90	4.89	—	(1.65)	(1.65)
2013 - Service	23.44	(0.13	)(f)	4.44	4.31	—	(1.65)	(1.65)
2013 - IR	24.19	(0.05	)(f)	4.61	4.56	—	(1.65)	(1.65)
2013 - R	23.59	(0.17	)(f)	4.48	4.31	—	(1.65)	(1.65)
2012 - A	21.36	(0.15)		4.06	3.91	—	(1.39)	(1.39)
2012 - C	18.99	(0.28)		3.57	3.29	—	(1.39)	(1.39)
2012 - Institutional	22.71	(0.06)		4.33	4.27	—	(1.39)	(1.39)
2012 - Service	21.01	(0.17)		3.99	3.82	—	(1.39)	(1.39)
2012 - IR	21.57	(0.09)		4.10	4.01	—	(1.39)	(1.39)
2012 - R	21.17	(0.20)		4.01	3.81	—	(1.39)	(1.39)
2011 - A	19.09	(0.16)		2.65	2.49	—	(0.22)	(0.22)
2011 - C	17.11	(0.30)		2.40	2.10	—	(0.22)	(0.22)
2011 - Institutional	20.21	(0.07)		2.79	2.72	—	(0.22)	(0.22)
2011 - Service	18.80	(0.18)		2.61	2.43	—	(0.22)	(0.22)
2011 - IR	19.23	(0.10)		2.66	2.56	—	(0.22)	(0.22)
2011 - R	18.97	(0.22)		2.64	2.42	—	(0.22)	(0.22)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.10% of average net assets.
(e)	Annualized.
(f)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.17% of average net assets.
(g)	Portfolio turnover rates exclude portfolio securities received as a result of in-kind redemptions.

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$23.84	(1.47)%	$946,463	1.35%		1.40%		(0.65	)%(d)	51%
18.95	(2.23)	168,461	2.10		2.15		(1.40	)(d)	51
26.71	(1.08)	3,171,058	0.95		1.00		(0.24	)(d)	51
23.11	(1.59)	49,105	1.45		1.50		(0.75	)(d)	51
24.52	(1.25)	171,980	1.10		1.15		(0.41	)(d)	51
23.21	(1.74)	77,673	1.60		1.65		(0.90	)(d)	51
26.71	(6.25)	9	0.97	(e)	1.02	(e)	(0.32	)(d)(e)	51
30.22	22.57	1,110,320	1.36		1.40		(0.66)		59
25.42	21.67	191,125	2.11		2.15		(1.41)		59
33.02	23.04	3,750,790	0.96		1.00		(0.26)		59
29.51	22.42	57,643	1.46		1.50		(0.76)		59
30.85	22.87	143,249	1.11		1.15		(0.41)		59
29.65	22.25	80,542	1.61		1.65		(0.91)		59
26.65	19.84	1,130,449	1.35		1.41		(0.44	)(f)	41
22.89	18.94	172,010	2.10		2.16		(1.19	)(f)	41
28.83	20.38	3,207,925	0.95		1.01		(0.05	)(f)	41
26.10	19.74	60,977	1.45		1.51		(0.54	)(f)	41
27.10	20.18	91,093	1.10		1.16		(0.21	)(f)	41
26.25	19.61	71,263	1.60		1.66		(0.71	)(f)	41
23.88	19.15	1,068,187	1.35		1.41		(0.67)		59
20.89	18.24	157,901	2.10		2.16		(1.42)		59
25.59	19.61	2,710,810	0.95		1.01		(0.27)		59
23.44	19.03	59,834	1.45		1.51		(0.77)		59
24.19	19.43	75,702	1.10		1.16		(0.42)		59
23.59	18.83	54,071	1.60		1.66		(0.91)		59
21.36	12.97	1,060,320	1.36		1.41		(0.70)		71	(g)
18.99	12.18	158,371	2.11		2.16		(1.46)		71	(g)
22.71	13.39	2,843,584	0.96		1.01		(0.30)		71	(g)
21.01	12.85	57,002	1.46		1.51		(0.81)		71	(g)
21.57	13.24	54,912	1.11		1.16		(0.43)		71	(g)
21.17	12.68	33,931	1.61		1.66		(0.94)		71	(g)

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment loss(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2015 - A	$20.90	$(0.18	)(d)	$1.71	$1.53	$—	$(1.71)	$(1.71)
2015 - C	19.20	(0.31	)(d)	1.56	1.25	—	(1.71)	(1.71)
2015 - Institutional	21.71	(0.10	)(d)	1.79	1.69	—	(1.71)	(1.71)
2015 - Service	20.58	(0.20	)(d)	1.68	1.48	—	(1.71)	(1.71)
2015 - IR	21.30	(0.13	)(d)	1.75	1.62	—	(1.71)	(1.71)
2015 - R	20.51	(0.23	)(d)	1.69	1.46	—	(1.71)	(1.71)
2015 - R6 (Commenced July 31, 2015)	23.47	(0.01	)(d)	(1.77)	(1.78)	—	—	—
2014 - A	18.63	(0.16	)(f)	3.43	3.27	—	(1.00)	(1.00)
2014 - C	17.31	(0.29	)(f)	3.18	2.89	—	(1.00)	(1.00)
2014 - Institutional	19.25	(0.09	)(f)	3.55	3.46	—	(1.00)	(1.00)
2014 - Service	18.38	(0.18	)(f)	3.38	3.20	—	(1.00)	(1.00)
2014 - IR	18.93	(0.12	)(f)	3.49	3.37	—	(1.00)	(1.00)
2014 - R	18.35	(0.21	)(f)	3.37	3.16	—	(1.00)	(1.00)
2013 - A	15.52	(0.11	)(g)	3.99	3.88	—	(0.77)	(0.77)
2013 - C	14.58	(0.23	)(g)	3.73	3.50	—	(0.77)	(0.77)
2013 - Institutional	15.95	(0.06	)(g)	4.13	4.07	—	(0.77)	(0.77)
2013 - Service	15.34	(0.13	)(g)	3.94	3.81	—	(0.77)	(0.77)
2013 - IR	15.72	(0.08	)(g)	4.06	3.98	—	(0.77)	(0.77)
2013 - R	15.34	(0.15	)(g)	3.93	3.78	—	(0.77)	(0.77)
2012 - A	13.67	(0.12)		2.63	2.51	—	(0.66)	(0.66)
2012 - C	12.98	(0.21)		2.47	2.26	—	(0.66)	(0.66)
2012 - Institutional	13.98	(0.06)		2.69	2.63	—	(0.66)	(0.66)
2012 - Service	13.53	(0.13)		2.60	2.47	—	(0.66)	(0.66)
2012 - IR	13.81	(0.08)		2.65	2.57	—	(0.66)	(0.66)
2012 - R	13.55	(0.15)		2.60	2.45	—	(0.66)	(0.66)
2011 - A	12.08	(0.15)		2.01	1.86	—	(0.27)	(0.27)
2011 - C	11.56	(0.24)		1.93	1.69	—	(0.27)	(0.27)
2011 - Institutional	12.30	(0.09)		2.04	1.95	—	(0.27)	(0.27)
2011 - Service	11.97	(0.16)		1.99	1.83	—	(0.27)	(0.27)
2011 - IR	12.17	(0.10)		2.01	1.91	—	(0.27)	(0.27)
2011 - R	12.01	(0.18)		1.99	1.81	—	(0.27)	(0.27)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.05% of average net assets.
(e)	Annualized.
(f)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.12% of average net assets.
(g)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.14% of average net assets.

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate(c)

$20.72	7.67%	$906,362	1.33%		1.45%		(0.85	)%(d)	47%
18.74	6.84	268,384	2.08		2.20		(1.60	)(d)	47
21.69	8.15	1,355,322	0.93		1.05		(0.45	)(d)	47
20.35	7.54	12,695	1.42		1.55		(0.95	)(d)	47
21.21	7.97	221,058	1.08		1.20		(0.60	)(d)	47
20.26	7.46	34,697	1.58		1.70		(1.10	)(d)	47
21.69	(7.58)	9	0.92	(e)	1.05	(e)	(0.34	)(d)(e)	47
20.90	17.97	741,254	1.33		1.48		(0.82	)(f)	43
19.20	17.11	221,451	2.08		2.23		(1.57	)(f)	43
21.71	18.39	1,077,769	0.93		1.08		(0.42	)(f)	43
20.58	17.83	8,692	1.43		1.58		(0.92	)(f)	43
21.30	18.22	171,779	1.08		1.23		(0.57	)(f)	43
20.51	17.63	34,118	1.58		1.73		(1.07	)(f)	43
18.63	26.18	592,798	1.34		1.49		(0.68	)(g)	37
17.31	25.23	150,744	2.09		2.24		(1.44	)(g)	37
19.25	26.68	725,662	0.94		1.09		(0.32	)(g)	37
18.38	26.02	8,495	1.44		1.59		(0.77	)(g)	37
18.93	26.49	93,255	1.09		1.24		(0.45	)(g)	37
18.35	25.82	24,420	1.59		1.74		(0.93	)(g)	37
15.52	18.97	393,284	1.35		1.50		(0.83)		51
14.58	18.03	87,185	2.10		2.25		(1.58)		51
15.95	19.42	291,636	0.95		1.10		(0.43)		51
15.34	18.87	6,774	1.45		1.60		(0.92)		51
15.72	19.22	46,777	1.10		1.25		(0.57)		51
15.34	18.69	19,156	1.60		1.75		(1.07)		51
13.67	15.30	403,960	1.47		1.50		(0.99)		53
12.98	14.51	79,875	2.22		2.25		(1.74)		53
13.98	15.77	340,712	1.07		1.10		(0.59)		53
13.53	15.19	5,879	1.57		1.60		(1.08)		53
13.81	15.60	30,858	1.22		1.25		(0.71)		53
13.55	14.97	15,370	1.72		1.75		(1.24)		53

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2015 - A	$13.50	$0.02	(d)	$0.42	$0.44	$—	$(2.08)	$(2.08)
2015 - C	11.90	(0.07	)(d)	0.37	0.30	—	(2.08)	(2.08)
2015 - Institutional	14.15	0.07	(d)	0.43	0.50	(0.04)	(2.08)	(2.12)
2015 - Service	13.47	—	(d)(e)	0.42	0.42	—	(2.08)	(2.08)
2015 - IR	14.14	0.05	(d)	0.44	0.49	(0.02)	(2.08)	(2.10)
2015 - R	13.42	(0.01	)(d)	0.41	0.40	—	(2.08)	(2.08)
2015 - R6 (Commenced July 31, 2015)	13.36	0.01	(d)	(0.84)	(0.83)	—	—	—
2014 - A	12.29	(0.01)		3.06	3.05	(0.01)	(1.83)	(1.84)
2014 - C	11.09	(0.10)		2.74	2.64	—	(1.83)	(1.83)
2014 - Institutional	12.79	0.04		3.21	3.25	(0.06)	(1.83)	(1.89)
2014 - Service	12.28	(0.02)		3.05	3.03	(0.01)	(1.83)	(1.84)
2014 - IR	12.80	0.02		3.20	3.22	(0.05)	(1.83)	(1.88)
2014 - R	12.26	(0.04)		3.05	3.01	(0.02)	(1.83)	(1.85)
2013 - A	11.57	0.06	(h)	1.58	1.64	(0.05)	(0.87)	(0.92)
2013 - C	10.54	(0.04	)(h)	1.46	1.42	—	(0.87)	(0.87)
2013 - Institutional	12.00	0.10	(h)	1.66	1.76	(0.10)	(0.87)	(0.97)
2013 - Service	11.59	0.03	(h)	1.61	1.64	(0.08)	(0.87)	(0.95)
2013 - IR	12.01	0.07	(h)	1.68	1.75	(0.09)	(0.87)	(0.96)
2013 - R	11.53	0.03	(h)	1.60	1.63	(0.03)	(0.87)	(0.90)
2012 - A	9.77	0.01		1.81	1.82	(0.02)	—	(0.02)
2012 - C	8.95	(0.06)		1.65	1.59	—	—	—
2012 - Institutional	10.14	0.06		1.86	1.92	(0.06)	—	(0.06)
2012 - Service	9.80	0.02		1.79	1.81	(0.02)	—	(0.02)
2012 - IR	10.10	0.04		1.87	1.91	—	—	—
2012 - R	9.74	—	(e)	1.79	1.79	—	—	—
2011 - A	8.53	0.02		1.25	1.27	(0.03)	—	(0.03)
2011 - C	7.86	(0.05)		1.14	1.09	–	—	—
2011 - Institutional	8.85	0.06		1.30	1.36	(0.07)	—	(0.07)
2011 - Service	8.55	0.02		1.25	1.27	(0.02)	—	(0.02)
2011 - IR	8.84	0.04		1.29	1.33	(0.07)	—	(0.07)
2011 - R	8.51	—	(e)	1.24	1.24	(0.01)	—	(0.01)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.18% of average net assets.
(e)	Amount is less than $0.005 per share.
(f)	Amount is less than 0.005% of average net assets.
(g)	Annualized.
(h)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.29% of average net assets.

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$11.86	3.09%	$45,046	1.15%		1.52%		0.13	%(d)	52%
10.12	2.23	11,175	1.90		2.27		(0.63	)(d)	52
12.53	3.43	326,619	0.75		1.12		0.52	(d)	52
11.81	2.93	254	1.25		1.62		(0.01	)(d)	52
12.53	3.34	817	0.90		1.27		0.37	(d)	52
11.74	2.78	77	1.40		1.76		(0.07	)(d)	52
12.53	(6.21)	9	0.73	(g)	1.06	(g)	0.68	(d)(g)	52
13.50	26.74	51,626	1.16		1.53		(0.10)		64
11.90	25.83	11,717	1.91		2.28		(0.85)		64
14.15	27.32	332,401	0.76		1.13		0.30		64
13.47	26.55	156	1.26		1.63		(0.20)		64
14.14	27.03	994	0.91		1.28		0.15		64
13.42	26.49	15	1.38		1.75		(0.30)		64
12.29	15.53	87,987	1.15		1.54		0.49	(h)	55
11.09	14.68	9,314	1.90		2.29		(0.35	)(h)	55
12.79	15.98	242,865	0.75		1.14		0.81	(h)	55
12.28	15.45	82	1.25		1.64		0.24	(h)	55
12.80	15.80	884	0.90		1.29		0.57	(h)	55
12.26	15.36	6	1.34		1.73		0.22	(h)	55
11.57	18.45	181,257	1.15		1.51		0.14		54
10.54	17.71	8,279	1.90		2.26		(0.61)		54
12.00	18.97	256,389	0.75		1.11		0.54		54
11.59	18.50	52	1.25		1.61		0.18		54
12.01	18.85	321	0.90		1.26		0.38		54
11.53	18.32	4	1.40		1.76		(0.05)		54
9.77	14.89	199,185	1.15		1.51		0.19		40
8.95	13.87	8,828	1.90		2.26		(0.56)		40
10.14	15.33	260,481	0.75		1.11		0.58		40
9.80	14.90	2	1.25		1.61		0.21		40
10.10	14.99	125	0.90		1.26		0.42		40
9.74	14.52	4	1.40		1.76		—	(f)	40

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2015 - A	$18.97	$(0.14	)(d)	$0.57	$0.43	$—	$(1.47)	$(1.47)
2015 - C	16.91	(0.24	)(d)	0.50	0.26	—	(1.47)	(1.47)
2015 - Institutional	20.16	(0.07	)(d)	0.60	0.53	—	(1.47)	(1.47)
2015 - Service	18.76	(0.15	)(d)	0.55	0.40	—	(1.47)	(1.47)
2015 - IR	20.04	(0.10	)(d)	0.60	0.50	—	(1.47)	(1.47)
2014 - A	15.20	(0.15)		4.16	4.01	—	(0.24)	(0.24)
2014 - C	13.68	(0.25)		3.72	3.47	—	(0.24)	(0.24)
2014 - Institutional	16.08	(0.08)		4.40	4.32	—	(0.24)	(0.24)
2014 - Service	15.04	(0.16)		4.12	3.96	—	(0.24)	(0.24)
2014 - IR	16.01	(0.11)		4.38	4.27	—	(0.24)	(0.24)
2013 - A	13.62	(0.12)		1.70	1.58	—	—	—
2013 - C	12.34	(0.20)		1.54	1.34	—	—	—
2013 - Institutional	14.34	(0.06)		1.80	1.74	—	—	—
2013 - Service	13.49	(0.13)		1.68	1.55	—	—	—
2013 - IR	14.30	(0.09)		1.80	1.71	—	—	—
2012 - A	11.51	(0.13)		2.24	2.11	—	—	—
2012 - C	10.51	(0.21)		2.04	1.83	—	—	—
2012 - Institutional	12.08	(0.09)		2.35	2.26	—	—	—
2012 - Service	11.41	(0.14)		2.22	2.08	—	—	—
2012 - IR	12.06	(0.11)		2.35	2.24	—	—	—
2011 - A	10.43	(0.14)		1.22	1.08	—	—	—
2011 - C	9.59	(0.21)		1.13	0.92	—	—	—
2011 - Institutional	10.90	(0.09)		1.27	1.18	—	—	—
2011 - Service	10.34	(0.15)		1.22	1.07	—	—	—
2011 - IR (Commenced September 30, 2010)	12.30	(0.07)		(0.17)	(0.24)	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.10% of average net assets.
(e)	Annualized.

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$17.93	2.31%	$250,087	1.48%		1.54%		(0.74	)%(d)	41%
15.70	1.53	53,556	2.23		2.29		(1.49	)(d)	41
19.22	2.68	92,483	1.08		1.14		(0.33	)(d)	41
17.69	2.17	10,329	1.58		1.64		(0.84	)(d)	41
19.07	2.54	6,103	1.23		1.29		(0.52	)(d)	41
18.97	26.55	260,982	1.51		1.55		(0.85)		39
16.91	25.54	58,602	2.26		2.30		(1.60)		39
20.16	27.03	99,039	1.11		1.15		(0.45)		39
18.76	26.49	10,712	1.61		1.65		(0.96)		39
20.04	26.83	3,228	1.26		1.30		(0.59)		39
15.20	11.60	228,424	1.50		1.55		(0.85)		33
13.68	10.86	50,278	2.25		2.30		(1.59)		33
16.08	12.13	70,416	1.10		1.15		(0.43)		33
15.04	11.49	10,167	1.60		1.65		(0.95)		33
16.01	11.96	2,651	1.25		1.30		(0.59)		33
13.62	18.28	239,355	1.50		1.55		(1.06)		43
12.34	17.36	50,682	2.25		2.30		(1.81)		43
14.34	18.65	49,238	1.10		1.15		(0.66)		43
13.49	18.18	10,977	1.60		1.65		(1.15)		43
14.30	18.52	2,569	1.25		1.30		(0.81)		43
11.51	10.35	244,288	1.50		1.52		(1.07)		64
10.51	9.59	50,424	2.25		2.27		(1.82)		64
12.08	10.83	54,356	1.10		1.12		(0.66)		64
11.41	10.35	10,826	1.60		1.62		(1.18)		64
12.06	(1.95)	2,449	1.25	(e)	1.27	(e)	(0.59	)(e)	64

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements

August 31, 2015

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered*	Diversified/ Non-diversified
Capital Growth, Growth Opportunities, Small/Mid Cap Growth and Strategic Growth	A, C, Institutional, Service, IR, R and R6	Diversified
Concentrated Growth and Focused Growth	A, C, Institutional, IR, R and R6	Non-diversified
Dynamic U.S. Equity ± and Flexible Cap Growth	A, C, Institutional, IR, R and R6	Diversified
Technology Opportunities^	A, C, Institutional, Service and IR	Diversified

*	Class R6 Shares commenced operations on July 31, 2015.
±	Formerly, Goldman Sachs U.S. Equity Fund. Effective after the close of business on April 30, 2015, the Fund changed its name to Goldman Sachs Dynamic U.S Equity Fund.
^	Formerly, Goldman Sachs Technology Tollkeeper Fund. Effective after the close of business on July 31, 2015, the Fund changed its name to Goldman Sachs Technology Opportunities Fund.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR, Class R and Class R6 Shares are not subject to a sales charge.

At the close of business on November 14, 2014, Class B Shares of the Capital Growth, Concentrated Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth and Technology Opportunities Funds were converted to Class A Shares of the Funds.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or it is believed by GSAM to not represent fair value, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the FST Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy.

The Underlying Fund may invest in debt securities which are valued daily on the basis of quotations supplied by dealers, if market quotations are readily available, or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — Transfers between levels of the fair value hierarchy, if any, are deemed to have occurred at the beginning of the reporting year. The following is a summary of the Funds’ investments classified in the fair value hierarchy as of August 31, 2015:

CAPITAL GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$13,462,011	$—	$—
North America	906,748,110	—	—
Short-term Investments	—	8,600,000	—
Total	$920,210,121	$8,600,000	$—

CONCENTRATED GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$2,876,915	$—	$—
North America	163,834,391	—	—
Short-term Investments	—	300,000	—
Total	$166,711,306	$300,000	$—

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

DYNAMIC U.S. EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$14,635,364	$—	$—
Short-term Investments	—	1,100,000	—
Total	$14,635,364	$1,100,000	$—

FLEXIBLE CAP GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$342,633	$—	$—
North America	17,082,050	—	—
Short-term Investments	—	200,000	—
Total	$17,424,683	$200,000	$—

FOCUSED GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$32,619,627	$—	$—
Short-term Investments	—	600,000	—
Total	$32,619,627	$600,000	$—

GROWTH OPPORTUNITIES

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$120,575,241	$—	$—
North America	4,445,597,774	—	—
Investment Company	13,549,239	—	—
Total	$4,579,722,254	$—	$—

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SMALL/MID CAP GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$11,506,327	$—	$—
Europe	137,821,684	—	—
North America	2,569,329,410	—	—
Short-term Investments	—	67,000,000	—
Total	$2,718,657,421	$67,000,000	$—

STRATEGIC GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$6,793,723	$—	$—
North America	369,223,794	—	—
Short-term Investments	—	8,100,000	—
Total	$376,017,517	$8,100,000	$—

TECHNOLOGY OPPORTUNITIES

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$13,837,990	$—	$—
North America	389,774,979	—	—
Short-term Investments	—	9,600,000	—
Total	$403,612,969	$9,600,000	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principle exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2015

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended August 31, 2015, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate
Capital Growth	1.00%	0.90%	0.80%	0.80%	0.80%	1.00%	0.71	%#
Concentrated Growth	1.00	0.90	0.86	0.84	0.82	1.00	0.79	#^
Dynamic U.S. Equity	0.70	0.63	0.60	0.59	0.58	0.70	0.70
Flexible Cap Growth	1.00	0.90	0.86	0.84	0.82	1.00	0.79	#^
Focused Growth	1.00	0.90	0.86	0.84	0.82	1.00	0.79	#
Growth Opportunities	1.00	1.00	0.90	0.86	0.84	0.94	0.90	#
Small/Mid Cap Growth	1.00	1.00	0.90	0.86	0.84	0.99	0.85	#
Strategic Growth	1.00	0.90	0.86	0.84	0.82	1.00	0.71	#
Technology Opportunities	1.00	0.90	0.86	0.84	0.82	1.00	1.00

#	GSAM agreed to waive a portion of its management fee rates, set forth in the Funds’ most recent prospectuses. In addition, the Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any. These waivers will be effective through at least July 31, 2016, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees.
^	Effective December 29, 2014, GSAM agreed to waive a portion of its management fee in order to achieve an Effective Net Management Rate of 0.78% for both Concentrated Growth and Flexible Cap Growth Funds. Prior to December 29, 2014, the Effective Net Management Rate for both Concentrated Growth and Flexible Cap Growth Fund was 0.81%.

The Growth Opportunities Fund invests in the FST Shares of Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests. For the fiscal year ended August 31, 2015, GSAM waived $51,986 of the Fund’s management fee.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares front end sales charge and Class C Shares’ CDSC. During the fiscal year ended August 31, 2015, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Capital Growth	$31,116	$656
Concentrated Growth	1,337	—
Dynamic U.S. Equity	512	7
Flexible Cap Growth	1,350	—
Focused Growth	228	—
Growth Opportunities	37,827	835
Small/Mid Cap Growth	107,645	20
Strategic Growth	6,654	—
Technology Opportunities	12,200	623

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; 0.02% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Capital Growth, Concentrated Growth, Dynamic U.S. Equity, Flexible Cap Growth, Focused Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth, and Technology Opportunities Funds are 0.004%, 0.004%, 0.084%, 0.004%, 0.014%, 0.014%, 0.064%, 0.004%, and 0.034% respectively. Prior to December 29, 2014, the Other Expense limitations for Concentrated Growth, Dynamic U.S. Equity, Flexible Cap Growth and Technology Opportunities Funds were 0.014%, 0.044%, 0.014% and 0.064%, respectively. These Other Expense limitations will remain in place through at least July 31, 2016, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2015

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended August 31, 2015, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fees Waivers	Other Expense Reimbursements	Total Expense Reductions
Capital Growth	$2,843,288	$498,143	$3,341,431
Concentrated Growth	379,914	275,762	655,676
Dynamic U.S. Equity	—	220,533	220,533
Flexible Cap Growth	36,595	262,968	299,563
Focused Growth	64,638	244,012	308,650
Growth Opportunities	2,051,985	472,908	2,524,893
Small/Mid Cap Growth	3,267,970	—	3,267,970
Strategic Growth	1,188,119	303,306	1,491,425
Technology Opportunities	—	226,737	226,737

G.  Line of Credit Facility — As of August 31, 2015, the Funds participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by up to an additional $115,000,000, for a total of up to $1,320,000,000. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2015, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the fiscal year ended August 31, 2015, Goldman Sachs earned $2,523, $285, $9, $14,920, $4,105, and $2,940 in brokerage commissions from portfolio transactions, on behalf of the Capital Growth, Concentrated Growth, Flexible Cap Growth, Growth Opportunities, Small/Mid Cap Growth and Technology Opportunities Funds, respectively.

An investment by a Fund representing greater than 5% of the voting securities of an issuer makes that issuer an affiliated person (as defined by the Act) of such Fund. The following table provides information about the investment by the Small/Mid Cap Growth Fund in shares of issuers of which the Fund is an affiliate for the fiscal year ended August 31, 2015:

Fund	Name of Affiliated Issuer	Market Value 8/31/14	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Market Value 8/31/15	Dividend Income
Small/Mid Cap Growth	Corium International, Inc.	$4,601,518	$5,938,300	$(69,422)	$(10,745)	$2,099,365	$12,559,016	$—

The table below shows the transactions in and earnings from investments by the Growth Opportunities Fund in the Underlying Fund for the fiscal year ended August 31, 2015:

Fund	Underlying Fund	Market Value 8/31/14	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Market Value 8/31/15	Dividend Income
Growth Opportunities	Goldman Sachs Financial Square Government Fund	$—	$935,454,363	$(921,905,124)	$—	$—	$13,549,239	$2,512

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of August 31, 2015, the Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of outstanding Class C, Institutional, Class IR, Class R and Class R6 Shares of the following funds:

Fund	Class C	Institutional	Class IR	Class R	Class R6
Capital Growth	—%	—%	—%	—%	100%
Concentrated Growth	—	—	—	54	100
Dynamic U.S. Equity	5	28	—	15	100
Flexible Cap Growth	—	—	8	58	100
Focused Growth	30	—	100	100	100
Growth Opportunities	—	—	—	—	100
Small/Mid Cap Growth	—	—	—	—	100
Strategic Growth	—	—	—	8	100

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2015, were as follows:

Fund	Purchases	Sales and Maturities
Capital Growth	$529,834,193	$590,054,660
Concentrated Growth	84,524,183	102,636,094
Dynamic U.S. Equity	10,154,103	9,258,146
Flexible Cap Growth	8,470,740	6,903,002
Focused Growth	27,536,408	20,140,270
Growth Opportunities	2,623,816,304	3,364,240,896
Small/Mid Cap Growth	1,452,814,543	1,162,661,842
Strategic Growth	211,002,546	239,862,003
Technology Opportunities	176,113,933	216,081,954

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2015

6. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2015 was as follows:

	Capital Growth	Concentrated Growth	Dynamic U.S. Equity	Flexible Cap Growth	Focused Growth	Growth Opportunities	Small/Mid Cap Growth	Strategic Growth	Technology Opportunities
Distribution paid from:
Ordinary income	$27,464,156	$6,969,376	$484,917	$278,075	$778,364	$87,115,344	$7,718,467	$15,005,986	$2,706,434
Net long-term capital gains	120,551,522	24,515,119	1,783,281	1,961,356	1,284,394	906,977,762	177,861,279	43,714,383	30,251,214
Total taxable distributions	$148,015,678	$31,484,495	$2,268,198	$2,239,431	$2,062,758	$994,093,106	$185,579,746	$58,720,369	$32,957,648

The tax character of distributions paid during the fiscal year ended August 31, 2014 was as follows:

	Capital Growth	Concentrated Growth	Dynamic U.S. Equity	Flexible Cap Growth	Focused Growth	Growth Opportunities	Small/Mid Cap Growth	Strategic Growth	Technology Opportunities
Distributions paid from:
Ordinary income	$10,242,517	$1,307,430	$177,238	$158,055	$470,407	$15,702,316	$10,753,971	$9,948,673	$—
Net long-term capital gains	180,516,199	15,180,121	1,058,473	1,445,538	627,620	350,941,732	82,329,318	41,841,497	5,627,799
Total taxable distributions	$190,758,716	$16,487,551	$1,235,711	$1,603,593	$1,098,027	$366,644,048	$93,083,289	$51,790,170	$5,627,799

As of August 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

	Capital Growth	Concentrated Growth	Dynamic U.S. Equity	Flexible Cap Growth	Focused Growth	Growth Opportunities	Small/Mid Cap Growth	Strategic Growth	Technology Opportunities
Undistributed ordinary income—net	$4,681,737	$3,624,321	$281,775	$182,626	$585,112	$—	$6,746,036	$4,296,618	$—
Undistributed long-term capital gains	67,756,662	14,293,491	904,690	696,142	1,262,763	351,223,439	84,147,576	17,606,477	33,592,472
Total undistributed earnings	$72,438,399	$17,917,812	$1,186,465	$878,768	$1,847,875	$351,223,439	$90,893,612	$21,903,095	$33,592,472
Timing differences (Qualified Late Year Loss Deferrals)	$—	$—	$—	$(17,832)	$—	$(27,027,734)	$—	$—	$(1,512,054)
Unrealized gains	193,932,240	27,143,754	1,098,300	3,833,222	1,161,950	707,249,512	476,126,013	82,929,355	114,441,625
Total accumulated earnings	$266,370,639	$45,061,566	$2,284,765	$4,694,158	$3,009,825	$1,031,445,217	$567,019,265	$104,832,450	$146,522,043

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

6. TAX INFORMATION (continued)

As of August 31, 2015, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Capital Growth	Concentrated Growth	Dynamic U.S. Equity	Flexible Cap Growth	Focused Growth	Growth Opportunities	Small/Mid Cap Growth	Strategic Growth	Technology Opportunities
Tax Cost	$734,877,881	$139,867,552	$14,637,064	$13,791,461	$32,057,677	$3,872,472,742	$2,309,531,408	$301,188,162	$298,771,344
Gross unrealized gain	232,576,914	35,909,263	2,138,622	4,500,663	2,924,575	940,528,910	572,616,685	98,657,945	127,015,210
Gross unrealized loss	(38,644,674)	(8,765,509)	(1,040,322)	(667,441)	(1,762,625)	(233,279,398)	(96,490,672)	(15,728,590)	(12,573,585)
Net unrealized gain	$193,932,240	$27,143,754	$1,098,300	$3,833,222	$1,161,950	$707,249,512	$476,126,013	$82,929,355	$114,441,625

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, and differences in tax treatment of underlying fund investments.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from net operating losses, redemptions utilized as distributions, and differences in the tax treatment of foreign currency transactions, passive foreign investment company investments, and underlying fund investments.

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Capital Growth	$—	$59,795	$(59,795)
Concentrated Growth	—	11,265	(11,265)
Dynamic U.S. Equity	—	97	(97)
Flexible Cap Growth	—	(33,854)	33,854
Focused Growth	—	1,288	(1,288)
Growth Opportunities	29,506,229	(33,125,888)	3,619,659
Small/Mid Cap Growth	5,510,230	(33,813,873)	28,303,643
Strategic Growth	—	1,534	(1,534)
Technology Opportunities	—	(4,103,719)	4,103,719

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2015

7. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Non-Diversification Risk — The Concentrated Growth and Focused Growth Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — The Technology Opportunities Fund invests primarily in equity investments in high-quality technology, services media, or telecommunications companies that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage. Because of its focus on technology, media and service companies, the Technology Opportunities Fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. The Technology Opportunities Fund may also invest in a relatively few number of issuers. Thus, the Technology Opportunities Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be more susceptible to greater losses because of these developments.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

9. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2015

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Capital Growth Fund

	For the Fiscal Year Ended August 31, 2015		For the Fiscal Year Ended August 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	976,847	$25,917,436	817,672	$21,983,864
Reinvestment of distributions	4,123,424	103,869,050	5,245,662	131,666,115
Shares converted from Class B(a)	414,688	12,024,309	162,015	4,329,011
Shares redeemed	(3,471,469)	(91,144,434)	(3,691,623)	(99,881,853)
	2,043,490	50,666,361	2,533,726	58,097,137
Class B Shares(a)
Shares sold	46	(927)	13,241	303,172
Reinvestment of distributions	—	—	207,751	4,371,080
Shares converted to Class A	(498,183)	(12,024,309)	(192,166)	(4,329,011)
Shares redeemed	(145,865)	(3,508,408)	(174,199)	(3,978,897)
	(644,002)	(15,533,644)	(145,373)	(3,633,656)
Class C Shares
Shares sold	341,161	7,154,847	220,352	4,912,068
Reinvestment of distributions	662,843	13,382,800	807,423	16,963,972
Shares redeemed	(658,000)	(14,020,677)	(614,238)	(13,922,721)
	346,004	6,516,970	413,537	7,953,319
Institutional Shares
Shares sold	1,585,630	45,287,101	608,224	17,589,113
Reinvestment of distributions	799,639	21,718,191	953,235	25,413,240
Shares redeemed	(834,379)	(23,663,917)	(861,169)	(24,302,231)
	1,550,890	43,341,375	700,290	18,700,122
Service Shares
Shares sold	62,182	1,605,801	5,856	150,012
Reinvestment of distributions	4,638	113,688	7,946	195,070
Shares redeemed	(28,570)	(723,854)	(8,066)	(214,810)
	38,250	995,635	5,736	130,272
Class IR Shares
Shares sold	53,066	1,401,921	22,319	663,769
Reinvestment of distributions	17,638	448,370	21,811	550,288
Shares redeemed	(22,265)	(590,653)	(14,792)	(392,222)
	48,439	1,259,638	29,338	821,835
Class R Shares
Shares sold	42,000	1,095,082	37,441	983,485
Reinvestment of distributions	22,629	557,123	22,147	546,578
Shares redeemed	(49,195)	(1,249,171)	(19,750)	(521,995)
	15,434	403,034	39,838	1,008,068
Class R6 Shares(b)
Shares sold	348	10,005	—	—
Shares redeemed	(1)	(5)	—	—
	347	10,000	—	—
NET INCREASE (DECREASE)	3,398,852	$87,659,369	3,577,092	$83,077,097

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Concentrated Growth Fund				Dynamic U.S. Equity Fund
For the Fiscal Year Ended August 31, 2015		For the Fiscal Year Ended August 31, 2014		For the Fiscal Year Ended August 31, 2015		For the Fiscal Year Ended August 31, 2014
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

55,670	$978,969	70,876	$1,263,347	52,789	$820,752	128,347	$2,026,089
71,053	1,165,979	46,698	806,000	52,411	765,728	23,914	356,084
7,520	147,183	777	13,556	—	—	—	—
(76,057)	(1,307,935)	(216,261)	(3,916,519)	(156,061)	(2,319,211)	(73,652)	(1,139,425)
58,186	984,196	(97,910)	(1,833,616)	(50,861)	(732,731)	78,609	1,242,748

59	1,022	1,871	30,647	—	—	—	—
—	—	1,155	18,124	—	—	—	—
(8,332)	(147,183)	(856)	(13,556)	—	—	—	—
(9,429)	(164,840)	(4,608)	(74,624)	—	—	—	—
(17,702)	(311,001)	(2,438)	(39,409)	—	—	—	—

58,437	871,637	54,822	891,916	18,945	278,664	6,704	102,411
27,141	391,651	13,114	205,364	3,284	46,987	997	14,635
(31,628)	(480,372)	(29,125)	(475,180)	(11,203)	(163,428)	(1,192)	(18,003)
53,950	782,916	38,811	622,100	11,026	162,223	6,509	99,043

503,027	8,885,577	645,154	12,053,841	215,701	3,227,428	48,848	764,017
1,700,015	29,223,264	845,482	15,142,586	95,608	1,401,610	45,793	683,691
(1,576,937)	(28,212,893)	(1,185,832)	(22,208,510)	(73,412)	(1,136,708)	(139,916)	(2,180,461)
626,105	9,895,948	304,804	4,987,917	237,897	3,492,330	(45,275)	(732,753)

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

2,776	47,194	2,911	55,231	44,085	607,385	—	—
4,113	68,200	2,182	37,929	2,374	34,777	1,143	17,049
(5,981)	(103,552)	(5,111)	(93,268)	(1,546)	(23,165)	(613)	(10,058)
908	11,842	(18)	(108)	44,913	618,997	530	6,991

795	13,236	—	—	739	11,079	2,623	41,023
166	2,664	76	1,284	1,202	17,544	517	7,691
—	—	—	—	(59)	(901)	(4)	(66)
961	15,900	76	1,284	1,882	27,722	3,136	48,648

555	10,005	—	—	666	10,005	—	—
(1)	(5)	—	—	(1)	(5)	—	—
554	10,000	—	—	665	10,000	—	—
722,962	$11,389,801	243,325	$3,738,168	245,522	$3,578,541	43,509	$664,677

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2015

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Flexible Cap Growth Fund

	For the Fiscal Year Ended August 31, 2015		For the Fiscal Year Ended August 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	238,465	$2,970,412	77,853	$969,663
Reinvestment of distributions	75,889	897,010	52,753	620,899
Shares converted from Class B(a)	—	—	—	—
Shares redeemed	(151,050)	(1,870,489)	(89,405)	(1,104,307)
	163,304	1,996,933	41,201	486,255
Class B Shares(a)
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares converted to Class A	—	—	—	—
Shares redeemed	—	—	—	—
	—	—	—	—
Class C Shares
Shares sold	74,144	824,538	21,829	254,183
Reinvestment of distributions	16,649	182,809	11,545	128,615
Shares redeemed	(16,985)	(195,137)	(32,358)	(377,495)
	73,808	812,210	1,016	5,303
Institutional Shares
Shares sold	82,904	1,085,506	132,857	1,673,820
Reinvestment of distributions	90,749	1,117,114	67,892	824,885
Shares redeemed	(87,600)	(1,156,663)	(107,336)	(1,365,164)
	86,053	1,045,957	93,413	1,133,541
Service Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
	—	—	—	—
Class IR Shares
Shares sold	18,873	242,837	3,150	40,575
Reinvestment of distributions	2,697	32,792	941	11,334
Shares redeemed	(10,280)	(131,753)	(8,637)	(111,298)
	11,290	143,876	(4,546)	(59,389)
Class R Shares
Shares sold	187	2,285	201	2,470
Reinvestment of distributions	700	8,089	487	5,635
Shares redeemed	(2,268)	(25,967)	(6)	(76)
	(1,381)	(15,593)	682	8,029
Class R6 Shares(b)
Shares sold	748	10,005	—	—
Shares redeemed	(1)	(5)	—	—
	747	10,000	—	—
NET INCREASE (DECREASE)	333,821	$3,993,383	131,766	$1,573,739

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Focused Growth Fund				Growth Opportunities Fund
For the Fiscal Year Ended August 31, 2015		For the Fiscal Year Ended August 31, 2014		For the Fiscal Year Ended August 31, 2015		For the Fiscal Year Ended August 31, 2014
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

9,436	$140,612	2,067	$29,063	10,162,774	$263,713,914	8,032,868	$226,986,472
265	3,858	288	3,925	7,862,988	194,608,943	3,023,596	81,878,972
—	—	—	—	34,936	1,073,724	8,330	235,984
(2,237)	(33,745)	(3,871)	(54,793)	(15,091,283)	(398,553,720)	(16,739,369)	(474,277,948)
7,464	110,725	(1,516)	(21,805)	2,969,415	60,842,861	(5,674,575)	(165,176,520)

—	—	—	—	331	9,731	5,618	136,443
—	—	—	—	—	—	32,372	750,045
—	—	—	—	(41,101)	(1,073,724)	(9,730)	(235,984)
—	—	—	—	(242,765)	(6,335,557)	(152,113)	(3,664,921)
—	—	—	—	(283,535)	(7,399,550)	(123,853)	(3,014,417)

952	13,553	705	10,005	1,522,314	31,339,481	1,106,125	26,356,127
191	2,722	172	2,323	1,727,078	34,161,609	525,007	12,022,662
—	—	—	—	(1,878,064)	(39,006,240)	(1,625,462)	(38,972,519)
1,143	16,275	877	12,328	1,371,328	26,494,850	5,670	(593,730)

835,824	12,593,862	1,004,877	14,179,449	32,672,439	942,723,382	26,488,122	816,361,992
140,298	2,053,966	79,496	1,089,896	18,723,667	517,709,381	5,904,682	174,188,106
(315,947)	(4,726,228)	(431,484)	(6,142,305)	(46,242,562)	(1,348,789,303)	(30,086,326)	(926,283,442)
660,175	9,921,600	652,889	9,127,040	5,153,544	111,643,460	2,306,478	64,266,656

—	—	—	—	416,015	10,428,771	303,678	8,322,118
—	—	—	—	373,257	8,961,890	133,648	3,536,321
—	—	—	—	(617,666)	(15,639,616)	(820,546)	(22,482,432)
—	—	—	—	171,606	3,751,045	(383,220)	(10,623,993)

—	—	—	—	3,125,965	83,299,492	2,493,334	71,573,272
76	1,117	69	948	1,195,970	30,389,605	324,816	8,961,670
—	—	—	—	(1,951,082)	(52,078,172)	(1,535,926)	(44,199,453)
76	1,117	69	948	2,370,853	61,610,925	1,282,224	36,335,489

—	—	—	—	903,121	23,021,670	791,843	21,975,992
76	1,095	68	935	683,591	16,501,884	214,811	5,716,115
—	—	—	—	(956,401)	(23,828,857)	(1,005,143)	(28,017,060)
76	1,095	68	935	630,311	15,694,697	1,511	(324,953)

656	10,005	—	—	352	10,005	—	—
(1)	(5)	—	—	(1)	(5)	—	—
655	10,000	—	—	351	10,000	—	—
669,589	$10,060,812	652,387	$9,119,446	12,383,873	$272,648,288	(2,585,765)	$(79,131,468)

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2015

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Small/Mid Cap Growth Fund

	For the Fiscal Year Ended August 31, 2015		For the Fiscal Year Ended August 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	16,565,512	$349,968,548	16,550,003	$331,130,563
Reinvestment of distributions	2,828,794	56,179,848	1,717,157	33,226,981
Shares converted from Class B(a)	16,583	355,101	6,285	127,122
Shares redeemed	(11,141,305)	(232,471,494)	(14,624,797)	(294,251,887)
	8,269,584	174,032,003	3,648,648	70,232,779
Class B Shares(a)
Shares sold	429	8,690	9,815	178,788
Reinvestment of distributions	—	—	10,394	185,838
Shares converted to Class A	(18,064)	(355,101)	(6,813)	(127,122)
Shares redeemed	(165,032)	(3,247,551)	(94,754)	(1,768,237)
	(182,667)	(3,593,962)	(81,358)	(1,530,733)
Class C Shares
Shares sold	4,066,231	78,124,640	4,080,815	75,333,355
Reinvestment of distributions	939,595	16,969,081	451,785	8,073,399
Shares redeemed	(2,223,521)	(42,496,235)	(1,704,492)	(31,466,929)
	2,782,305	52,597,486	2,828,108	51,939,825
Institutional Shares
Shares sold	25,380,718	558,001,282	21,521,263	448,083,942
Reinvestment of distributions	3,594,511	74,478,267	1,609,625	32,272,964
Shares redeemed	(16,119,224)	(349,393,249)	(11,200,433)	(232,698,654)
	12,856,005	283,086,300	11,930,455	247,658,252
Service Shares
Shares sold	419,139	8,644,070	250,224	4,972,415
Reinvestment of distributions	19,492	380,479	8,213	156,610
Shares redeemed	(237,304)	(4,886,182)	(298,366)	(5,876,586)
	201,327	4,138,367	(39,929)	(747,561)
Class IR Shares
Shares sold	3,779,029	81,238,926	4,929,199	100,390,233
Reinvestment of distributions	679,062	13,778,175	311,646	6,136,306
Shares redeemed	(2,100,230)	(44,705,893)	(2,104,449)	(42,676,478)
	2,357,861	50,311,208	3,136,396	63,850,061
Class R Shares
Shares sold	590,027	12,110,052	702,974	13,911,377
Reinvestment of distributions	132,069	2,568,736	71,370	1,358,167
Shares redeemed	(672,345)	(13,841,156)	(442,149)	(8,754,329)
	49,751	837,632	332,195	6,515,215
Class R6 Shares(b)
Shares sold	427	10,005	—	—
Shares redeemed	(1)	(5)	—	—
	426	10,000	—	—
NET INCREASE (DECREASE)	26,334,592	$561,419,034	21,754,515	$437,917,838

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Strategic Growth Fund				Technology Opportunities Fund
For the Fiscal Year Ended August 31, 2015		For the Fiscal Year Ended August 31, 2014		For the Fiscal Year Ended August 31, 2015		For the Fiscal Year Ended August 31, 2014
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

931,649	$11,624,508	959,683	$12,190,924	3,707,771	$68,710,401	3,470,987	$60,962,111
623,276	7,460,611	1,036,246	12,414,221	1,001,763	17,841,403	185,416	3,133,535
6,679	92,424	1,559	19,533	109,463	2,114,732	53,673	909,103
(1,585,906)	(19,961,088)	(5,331,240)	(68,591,918)	(4,623,826)	(84,541,383)	(4,980,250)	(86,641,213)
(24,302)	(783,545)	(3,333,752)	(43,967,240)	195,171	4,125,153	(1,270,174)	(21,636,464)

—	—	9,240	100,954	72	1,203	4,414	69,798
—	—	12,306	130,328	—	—	5,077	76,914
(7,606)	(92,424)	(1,762)	(19,533)	(122,977)	(2,114,732)	(59,877)	(909,103)
(62,687)	(758,883)	(41,839)	(459,498)	(131,293)	(2,254,440)	(123,378)	(1,948,304)
(70,293)	(851,307)	(22,055)	(247,749)	(254,198)	(4,367,969)	(173,764)	(2,710,695)

155,852	1,661,932	165,954	1,825,903	361,936	5,854,871	442,555	6,903,734
143,499	1,473,731	100,743	1,068,877	254,225	3,986,258	44,282	670,880
(180,100)	(1,930,524)	(121,789)	(1,357,416)	(669,583)	(10,831,500)	(698,408)	(10,756,212)
119,251	1,205,139	144,908	1,537,364	(53,422)	(990,371)	(211,571)	(3,181,598)

5,625,401	72,107,285	7,759,535	103,324,151	1,165,921	22,754,302	1,829,512	33,547,607
3,789,883	47,790,420	2,915,104	36,467,953	354,531	6,750,272	53,912	965,022
(6,845,084)	(89,891,107)	(6,163,497)	(81,267,515)	(1,621,145)	(31,887,600)	(1,350,780)	(24,508,192)
2,570,200	30,006,598	4,511,142	58,524,589	(100,693)	(2,383,026)	532,644	10,004,437

12,295	151,634	5,009	63,893	281,564	5,091,170	356,691	6,160,990
2,064	24,623	888	10,619	43,016	756,231	9,275	155,067
(4,409)	(53,271)	(1,060)	(13,761)	(311,692)	(5,657,682)	(470,614)	(8,071,739)
9,950	122,986	4,837	60,751	12,888	189,719	(104,648)	(1,755,682)

10,875	148,776	23,906	311,567	223,598	4,402,391	95,097	1,673,610
11,782	148,694	9,876	123,652	11,996	226,845	3,008	53,596
(27,752)	(358,927)	(32,534)	(436,175)	(76,561)	(1,497,039)	(102,621)	(1,877,524)
(5,095)	(61,457)	1,248	(956)	159,033	3,132,197	(4,516)	(150,318)

5,711	69,325	782	10,041	—	—	—	—
225	2,673	97	1,150	—	—	—	—
(516)	(6,239)	(217)	(2,776)	—	—	—	—
5,420	65,759	662	8,415	—	—	—	—

750	10,005	—	—	—	—	—	—
(1)	(5)	—	—	—	—	—	—
749	10,000	—	—	—	—	—	—
2,605,880	$29,714,173	1,306,990	$15,915,174	(41,221)	$(294,297)	(1,232,029)	$(19,430,320)

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust — Goldman Sachs Fundamental Equity Growth Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Capital Growth Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Dynamic U.S. Equity Fund (formerly the Goldman Sachs U.S. Equity Fund), Goldman Sachs Flexible Cap Growth Fund, Goldman Sachs Focused Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Strategic Growth Fund, and Goldman Sachs Technology Opportunities Fund (formerly the Goldman Sachs Technology Tollkeeper Fund), (collectively the “Funds”), portfolios of the Goldman Sachs Trust, at August 31, 2015, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian, brokers, and transfer agent and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 28, 2015

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Fund Expenses — Six Month Period Ended August 31, 2015 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Class IR, Class R or Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Class IR, Class R or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2015 through August 31, 2015, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Capital Growth Fund				Concentrated Growth Fund				Dynamic U.S. Equity Fund				Flexible Cap Growth Fund				Focused Growth Fund
Share Class	Beginning Account Value 3/1/15	Ending Account Value 8/31/15		Expenses Paid for the 6 months ended 8/31/15*	Beginning Account Value 3/1/15	Ending Account Value 8/31/15		Expenses Paid for the 6 months ended 8/31/15*	Beginning Account Value 3/1/15	Ending Account Value 8/31/15		Expenses Paid for the 6 months ended 8/31/15*	Beginning Account Value 3/1/15	Ending Account Value 8/31/15		Expenses Paid for the 6 months ended 8/31/15*	Beginning Account Value 3/1/15	Ending Account Value 8/31/15		Expenses Paid for the 6 months ended 8/31/15*
Class A
Actual	$1,000.00	$941.90		$5.63	$1,000.00	$937.00		$5.96	$1,000.00	$931.70		$5.94	$1,000.00	$957.40		$6.02	$1,000.00	$947.90		$6.09
Hypothetical 5% return	1,000.00	1,019.41	+	5.85	1,000.00	1,019.06	+	6.21	1,000.00	1,019.06	+	6.21	1,000.00	1,019.06	+	6.21	1,000.00	1,018.95	+	6.31
Class C
Actual	1,000.00	938.30		9.33	1,000.00	933.60		9.65	1,000.00	928.10		9.62	1,000.00	954.00		9.75	1,000.00	944.10		9.75
Hypothetical 5% return	1,000.00	1,015.58	+	9.70	1,000.00	1,015.22	+	10.06	1,000.00	1,015.22	+	10.06	1,000.00	1,015.22	+	10.06	1,000.00	1,015.17	+	10.11
Institutional
Actual	1,000.00	944.00		3.67	1,000.00	938.80		4.01	1,000.00	933.40		4.00	1,000.00	959.90		4.05	1,000.00	949.60		4.13
Hypothetical 5% return	1,000.00	1,021.42	+	3.82	1,000.00	1,021.07	+	4.18	1,000.00	1,021.07	+	4.18	1,000.00	1,021.07	+	4.18	1,000.00	1,020.97	+	4.28
Service
Actual	1,000.00	941.80		6.12	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,018.90	+	6.36	N/A	N/A	+	N/A	N/A	N/A	+	N/A	N/A	N/A	+	N/A	N/A	N/A	+	N/A
Class IR
Actual	1,000.00	943.20		4.41	1,000.00	938.30		4.74	1,000.00	932.60		4.77	1,000.00	958.60		4.79	1,000.00	948.90		4.96
Hypothetical 5% return	1,000.00	1,020.67	+	4.58	1,000.00	1,020.32	+	4.94	1,000.00	1,020.26	+	4.99	1,000.00	1,020.32	+	4.94	1,000.00	1,020.11	+	5.14
Class R
Actual	1,000.00	940.90		6.85	1,000.00	935.70		7.27	1,000.00	930.30		7.15	1,000.00	957.20		7.25	1,000.00	946.30		7.31
Hypothetical 5% return	1,000.00	1,018.15	+	7.12	1,000.00	1,017.69	+	7.58	1,000.00	1,017.79	+	7.48	1,000.00	1,017.79	+	7.48	1,000.00	1,017.69	+	7.58
Class R6(a)
Actual	1,000.00	929.30		0.62	1,000.00	935.70		0.63	1,000.00	936.90		0.63	1,000.00	929.70		0.69	1,000.00	949.60		0.67
Hypothetical 5% return	1,000.00	1,003.64	+	0.60	1,000.00	1,003.59	+	0.66	1,000.00	1,003.64	+	0.60	1,000.00	1,003.58	+	0.67	1,000.00	1,003.60	+	0.64

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Fund Expenses — Six Month Period Ended August 31, 2015 (Unaudited) (continued)

	Growth Opportunities Fund				Small/Mid Cap Growth Fund				Strategic Growth Fund				Technology Opportunities Fund
Share Class	Beginning Account Value 3/1/15	Ending Account Value 8/31/15		Expenses Paid for the 6 months ended 8/31/15*	Beginning Account Value 3/1/15	Ending Account Value 8/31/15		Expenses Paid for the 6 months ended 8/31/15*	Beginning Account Value 3/1/15	Ending Account Value 8/31/15		Expenses Paid for the 6 months ended 8/31/15*	Beginning Account Value 3/1/15		Ending Account Value 8/31/15		Expenses Paid for the 6 months ended 8/31/15*
Class A
Actual	$1,000.00	$933.10		$6.58	$1,000.00	$983.90		$6.60	$1,000.00	$948.00		$5.65	$1,000.00		$951.20		$7.28
Hypothetical 5% return	1,000.00	1,018.40	+	6.87	1,000.00	1,018.55	+	6.72	1,000.00	1,019.41	+	5.85	1,000.00		1,017.74	+	7.53
Class C
Actual	1,000.00	929.40		10.21	1,000.00	980.10		10.33	1,000.00	944.00		9.36	1,000.00		947.50		10.95
Hypothetical 5% return	1,000.00	1,014.62	+	10.66	1,000.00	1,014.77	+	10.51	1,000.00	1,015.58	+	9.70	1,000.00		1,013.96	+	11.32
Institutional
Actual	1,000.00	934.90		4.63	1,000.00	985.90		4.61	1,000.00	950.00		3.69	1,000.00		952.40		5.27
Hypothetical 5% return	1,000.00	1,020.42	+	4.84	1,000.00	1,020.57	+	4.69	1,000.00	1,021.42	+	3.82	1,000.00		1,019.81	+	5.45
Service
Actual	1,000.00	932.20		7.06	1,000.00	983.10		7.10	1,000.00	947.10		6.13	1,000.00		950.60		7.77
Hypothetical 5% return	1,000.00	1,017.90	+	7.38	1,000.00	1,018.05	+	7.22	1,000.00	1,018.90	+	6.36	1,000.00		1,017.24	+	8.03
Class IR
Actual	1,000.00	934.10		5.36	1,000.00	985.10		5.35	1,000.00	949.20		4.42	1,000.00		952.10		6.00
Hypothetical 5% return	1,000.00	1,019.66	+	5.60	1,000.00	1,019.81	+	5.45	1,000.00	1,020.67	+	4.58	1,000.00		1,019.05	+	6.21
Class R
Actual	1,000.00	931.80		7.79	1,000.00	983.00		7.85	1,000.00	946.80		6.92	N/A		N/A		N/A
Hypothetical 5% return	1,000.00	1,017.14	+	8.13	1,000.00	1,017.29	+	7.98	1,000.00	1,018.10	+	7.17	N/A		N/A	+	N/A
Class R6(a)
Actual	1,000.00	1,000.00		0.83	1,000.00	924.20		0.75	1,000.00	937.90		0.60	N/A		N/A		N/A
Hypothetical 5% return	1,000.00	1,003.15	+	0.83	1,000.00	1,003.52	+	0.73	1,000.00	1,003.67	+	0.58	N/A	+	N/A		N/A

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2015. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Class IR	Class R	Class R6(a)
Capital Growth	1.15%	1.91%	0.75%	1.25%	0.90%	1.40%	0.76%
Concentrated Growth	1.22	1.98	0.82	N/A	0.97	1.49	0.77
Dynamic U.S. Equity	1.22	1.98	0.82	N/A	0.98	1.47	0.76
Flexible Cap Growth	1.22	1.98	0.82	N/A	0.97	1.47	0.84
Focused Growth	1.24	1.99	0.84	N/A	1.01	1.49	0.81
Growth Opportunities	1.35	2.10	0.95	1.45	1.10	1.60	0.97
Small/Mid Cap Growth	1.32	2.07	0.92	1.42	1.07	1.57	0.92
Strategic Growth	1.15	1.91	0.75	1.25	0.90	1.41	0.73
Technology Opportunities	1.48	2.23	1.07	1.58	1.22	N/A	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
(a)	Commenced operations on July 31, 2015.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Capital Growth Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Dynamic U.S. Equity Fund (formerly, Goldman Sachs U.S. Equity Fund), Goldman Sachs Flexible Cap Growth Fund, Goldman Sachs Focused Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Strategic Growth Fund, and Goldman Sachs Technology Opportunities Fund (formerly, Goldman Sachs Technology Tollkeeper Fund) (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2016 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 10-11, 2015 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. Such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding); sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of each Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, and composites of accounts with comparable investment strategies managed by the Investment Adviser (in the case of the Concentrated Growth, Dynamic U.S. Equity, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth, and Technology Opportunities Funds), and general investment outlooks in the markets in which the Funds invest;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether a Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(e)	fee and expense information for the Funds, including:
(i)	the relative management fee and expense levels of each Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the expense trends over time of each Fund; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(g)	the undertakings of the Investment Adviser to waive a portion of its management fees (with respect to the Capital Growth, Concentrated Growth, Flexible Cap Growth, Focused Growth, Growth Opportunities, Small/Mid Cap Growth, and Strategic Growth Funds) and to limit certain expenses of each Fund that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and/or its affiliates over the past several years with respect to the Funds;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(i)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Funds and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees and non-Rule 12b-1 shareholder service and/or administration fees with respect to the Funds. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings (rankings only with respect to the Focused Growth Fund, which commenced operations in 2012) compiled by the Outside Data Provider as of December 31, 2014, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of March 31, 2015. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance over time (including on a year-by-year basis) relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Concentrated Growth, Dynamic U.S. Equity, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth, and Technology Opportunities Funds’ performance to that of composites of accounts with comparable investment strategies managed by the Investment Adviser having comparable investment characteristics.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Capital Growth Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one- and three-year periods and underperformed for the five- and ten-year periods ended March 31, 2015. They noted that the Concentrated Growth Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group for the one-, three-, and ten-year periods and in the third quartile for the five-year period, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2015. The Trustees observed that the Dynamic U.S. Equity Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group for the three-year period and in the third quartile for the one- and five-year periods, and had performed in-line with the Fund’s benchmark index for the three-year period and underperformed for the one- and five-year periods ended March 31, 2015. They also noted that in February 2015 the Fund had been repositioned from the Goldman Sachs U.S. Equity Fund, which involved changes to the Fund’s investment strategy. The Trustees noted that the Flexible Cap Growth Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three, and five-year periods, and had outperformed the Fund’s benchmark index for the one- and three-year periods and underperformed for the five-year period ended March 31, 2015. They observed that the Focused Growth Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group and had underperformed the Fund’s benchmark index for the one- and three-year periods ended March 31, 2015. They noted that the Growth Opportunities Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the ten-year period and underperformed for the one-, three-, and five-year periods ended March 31, 2015. They noted that the Small/Mid Cap Growth Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, and five-year periods, and had outperformed the Fund’s benchmark index for the three-year period and underperformed for the one- and five-year periods ended March 31, 2015. They observed that the Strategic Growth Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one- and three-year periods and underperformed for the five- and ten-year periods ended March 31, 2015. They observed that the Technology Opportunities Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group for the one- and ten-year periods and in the third quartile for the three- and five-year periods, and had outperformed the Fund’s benchmark index for the ten-year period and underperformed for the one-, three-, and five-year periods ended March 31, 2015. They noted that in December 2014 the Technology Opportunities Fund had changed its benchmark to an index that more closely matched the Fund’s investment focus. The Trustees noted that the Funds (except for Dynamic U.S. Equity Fund) had experienced certain portfolio management changes in February 2015. They also noted changes to the Flexible Cap Growth, Growth Opportunities, Small/Mid Cap Growth, and Technology Opportunities Funds’ permissible investments in December 2014 that permit the Funds to invest up to 2% of their assets in private placements.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history (or, in the case of Funds that commenced investment operations within a shorter period, since the year in which it commenced operations) comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fees (with respect to the Capital Growth, Concentrated Growth, Flexible Cap Growth, Focused Growth, Growth Opportunities, Small/Mid Cap Growth, and Strategic Growth Funds) and to limit certain expenses of the Funds that exceed specified levels. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Focused Growth, Growth Opportunities, and Small/Mid Cap Growth Funds that would have the effect of lowering total Fund expenses, with such changes taking effect in connection with the Funds’ next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2014 and 2013, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Capital Growth Fund	Concentrated Growth Fund	Dynamic U.S. Equity Fund	Flexible Cap Growth Fund	Focused Growth Fund
First $1 billion	1.00%	1.00%	0.70%	1.00%	1.00%
Next $1 billion	0.90	0.90	0.63	0.90	0.90
Next $3 billion	0.80	0.86	0.60	0.86	0.86
Next $3 billion	0.80	0.84	0.59	0.84	0.84
Over $8 billion	0.80	0.82	0.58	0.82	0.82

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Average Daily Net Assets	Growth Opportunities Fund	Small/Mid Cap Growth Fund	Strategic Growth Fund	Technology Opportunities Fund
First $1 billion	1.00%	1.00%	1.00%	1.00%
Next $1 billion	1.00	1.00	0.90	0.90
Next $3 billion	0.90	0.90	0.86	0.86
Next $3 billion	0.86	0.86	0.84	0.84
Over $8 billion	0.84	0.84	0.82	0.82

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fees (with respect to the Capital Growth, Concentrated Growth, Flexible Cap Growth, Focused Growth, Growth Opportunities, Small/Mid Cap Growth, and Strategic Growth Funds) and to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Growth Opportunities Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2016.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 73	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	136	None
Kathryn A. Cassidy Age: 61	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Fund Complex.	113	None
John P. Coblentz, Jr. Age: 74	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (a professional services firm) (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	136	None
Diana M. Daniels Age: 66	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	113	None
Joseph P. LoRusso Age: 58	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	113	None

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Herbert J. Markley Age: 65	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	113	None
Jessica Palmer Age: 66	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	113	None
Richard P. Strubel Age: 76	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he served as Chairman of the Board of Trustees, Northern Funds (a family of retail and institutional mutual funds managed by Northern Trust Investments, Inc. (2008-2014) and Trustee (1982-2014); Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	136	None
Roy W. Templin Age: 55	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2014-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	113	Con-Way Incorporated (a transportation, logistics and supply-chain management services company)
Gregory G. Weaver Age: 63	Trustee	Since 2015	Mr. Weaver is retired. Formerly, he was Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Fund Complex.	113	None

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 52	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).	135	None
Alan A. Shuch Age: 65	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	113	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2015.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) December 31st of the year in which the Trustee turns 74 years of age, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex includes the Trust and Goldman Sachs Variable Insurance Trust (“GSVIT”). As of August 31, 2015, the Trust consisted of 99 portfolios (90 of which offered shares to the public) and GSVIT consisted of 14 portfolios. The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GSTII”), Goldman Sachs BDC, Inc. (“GSBDC”), Goldman Sachs MLP Income Opportunities Fund (“GSMLP”), Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”) and Goldman Sachs ETF Trust (“GSETF”), and with respect to Mr. McNamara, GSTII, GSMLP, GSMER and GSETF. GSTII consisted of seven portfolios (six of which offered shares to the public). GSBDC, GSMLP and GSMER each consisted of one portfolio. GSETF consisted of 13 portfolios (none of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held With the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 52	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present);

Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 38	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present); and

Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 43	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005); and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and

Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of August 31, 2015.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Fundamental Equity Growth Funds — Tax Information (Unaudited)

For the year ended August 31, 2015, 47.43%, 20.35%, 52.60%, 35.97%, 21.87%, 58.32%, 100%, 25.60%, and 91.94% of the dividends paid from net investment company taxable income by the Capital Growth, Concentrated Growth, Dynamic U.S. Equity, Flexible Cap Growth, Focused Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth, and Technology Opportunities Funds, respectively, qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Capital Growth, Concentrated Growth, Dynamic U.S. Equity, Flexible Cap Growth, Focused Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth, and Technology Opportunities Funds, designate $120,551,552, $24,515,119, $1,783,281, $1,961,356, $1,284,394, $936,486,155, $182,962,545, $43,714,383, and $30,251,214, respectively, or if different, the maximum amount allowable, as capital gain dividends paid during the year ended August 31, 2015.

For the year ended August 31, 2015, 49.97%, 29.22%, 46.35%, 41.48%, 38.98%, 43.77%, 100%, 36.77%, and 91.94% of the dividends paid from net investment company taxable income by the Capital Growth, Concentrated Growth, Dynamic U.S. Equity, Flexible Cap Growth, Focused Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth, and Technology Opportunities Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

During the year ended August 31, 2015, the Capital Growth, Concentrated Growth, Dynamic U.S. Equity, Flexible Cap Growth, Focused Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth, and Technology Opportunities Funds designate $27,464,156, $6,602,489, $389,738, $278,075, $701,692, $87,115,344, $7,718,467, $14,012,518 and $2,706,434, respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.02 trillion in assets under supervision as of June 30, 2015, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Bond Fund[2]
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund[3]
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Focused Value Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund[4]
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund[5]
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity

International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund

Select Satellite6

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Global Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Absolute Return Multi-Asset Fund

Total Portfolio Solutions6

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Tactical Tilt Implementation Fund
■	Balanced Strategy Portfolio
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective on October 1, 2014, the Goldman Sachs Core Plus Fixed Income Fund was renamed the Goldman Sachs Bond Fund.
[3]	Effective on December 18, 2014, the Goldman Sachs Municipal Income Fund was renamed the Goldman Sachs Dynamic Municipal Income Fund.
[4]	Effective on July 31, 2015, the Goldman Sachs Technology Tollkeeper Fund was renamed the Goldman Sachs Technology Opportunities Fund.
[5]	Effective on April 30, 2015, the Goldman Sachs U.S. Equity Fund was renamed the Goldman Sachs Dynamic U.S. Equity Fund.
[6]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES

Ashok N. Bakhru, Chairman

Kathryn A. Cassidy

John P. Coblentz, Jr.

Diana M. Daniels

Joseph P. LoRusso

Herbert J. Markley

James A. McNamara

Jessica Palmer

Alan A. Shuch

Richard P. Strubel

Roy W. Templin

Gregory G. Weaver

OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman, Sachs & Co. (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of August 31, 2015 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2015 Goldman Sachs. All rights reserved. 171640.MF.MED.TMPL/10/2015 EQGRWAR-15 /194k

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2015	2014	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,628,517	$4,269,524	Financial Statement audits.

Audit-Related Fees:

• PwC	$113,000	$0	Other attest services.

Tax Fees:

• PwC	$759,210	$939,217	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2015	2014	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,568,616	$1,486,420	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended August 31, 2015 and August 31, 2014 were approximately $872,210 and $939,217 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2014 and December 31, 2013 were approximately $10.2 million and $9.8 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2014 and 2013 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	November 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	November 5, 2015

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	November 5, 2015